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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
DIGIMARC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DIGIMARC CORPORATION
19801 SW 72nd Avenue, Suite 250
Tualatin, Oregon 97062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2004

To the Stockholders of Digimarc Corporation:

        Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Digimarc Corporation, a Delaware corporation (the "Company"), will be held on Thursday, May 6, 2004 at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, at 2:00 p.m., local time. The purposes of the Annual Meeting will be:

          1.     Election of Directors.    To elect two Class II directors, to hold office until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified (Proposal No. 1);

          2.     Ratification of Appointment of Independent Auditors.    To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal No. 2);

          3.     Other Business.    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 8, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

        Whether or not you expect to attend the Annual Meeting in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                      By Order of the Board of Directors,

                      Bruce Davis
                       Chairman of the Board of Directors and
                      Chief Executive Officer

Tualatin, Oregon
April 1, 2004

DIGIMARC CORPORATION
PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

General Information

        This Proxy Statement is being furnished to the stockholders of Digimarc Corporation (the "Company" or "Digimarc" or "we" or "our"), a Delaware corporation, on or about April 1, 2004, in connection with the solicitation by the Company through its Board of Directors (the "Board of Directors") of proxies for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 6, 2004, at 2:00 p.m., local time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting by the proxies elected thereby.

        The close of business on March 8, 2004 has been fixed as the record date (the "Record Date") for determining the holders of shares of the Company's common stock, $0.001 par value per share ("Common Stock"), entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 20,230,371 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

        Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. The required quorum for the Annual Meeting is a majority of the shares outstanding, present either in person or by proxy, on the Record Date. There must be a quorum for the Annual Meeting to be held. Our Inspector of Elections will tabulate votes cast in person at the Annual Meeting.

Revocability of Proxy

        You may revoke your proxy and change your vote at any time prior to voting at the Annual Meeting by:

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  delivering to the Company (to the attention of Robert P. Chamness, the Company's Secretary) a written notice of revocation or a duly executed proxy bearing a later date; or

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  attending the Annual Meeting and voting in person.

Solicitation

        The cost of soliciting proxies will be borne by the Company. Besides this solicitation by mail, our directors, officers and other employees may solicit proxies. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We may also retain the services of a proxy solicitation, information agent and/or mailing service to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries, for which the Company would not pay more than $10,000.

Voting Procedures

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  Directors are elected by a plurality of the votes cast, provided a majority of the shares of Common Stock are present or represented and entitled to vote at the Annual Meeting.

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  The ratification of the appointment of the independent auditors of the Company for the fiscal year ending December 31, 2004 will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

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  Abstentions are shares that abstain from voting on a particular matter. Under the General Corporation Law of the State of Delaware, abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting.

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  Abstentions have no effect on Proposal No. 1. Because abstentions will be included in tabulations of the shares entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposal No. 2.

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  Broker non-votes are shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter. Under the General Corporation Law of the State of Delaware, broker non-votes effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting. Broker non-votes have no effect on Proposal No. 1 or Proposal No. 2.

Principal Executive Offices of Digimarc

        Digimarc Corporation's principal executive offices are located at 19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon 97062.

ELECTION OF DIRECTORS
(Proposal No. 1)

        At the Annual Meeting, two directors are to be elected to serve for a term of three years and until their successors are elected and qualified, or until the death, resignation or removal of such director. Proxies will be voted for the election of each of the nominees named below as director unless the authority to vote for the nominee is withheld. Mr. Monego and Mr. Smith have indicated that each one is able and willing to serve if elected. In the event, however, that any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. If Mr. Monego or Mr. Smith should become unavailable prior to the election, the Board of Directors may recommend another person, and Bruce Davis and E.K. Ranjit, in their capacity as proxy holders, will vote for such person.

        The Company's Amended and Restated Bylaws, as amended, authorize the number of directors to be not less than five and not more than eleven. The number of directors is currently fixed at nine, and there are two vacancies. These vacancies are the result of the resignations of Geoffrey Rhoads, in June, 2003, and William A. Krepick, in March, 2004. Mr. Rhoads resigned as a director and executive officer in order to pursue other business interests. Mr. Krepick resigned as a director in order to dedicate more time to his growing responsibilities and increasing demands as CEO and a director of Macrovision Corporation. No director of the Company has resigned or declined to stand for re-election to the Board of Directors because of disagreements with the Company on any matters relating to the Company's operations, policies or practices since the date of the last meeting of the stockholders.

        Our Board of Directors is divided into three classes, Class I, Class II and Class III. One class of directors will be elected each year for a three-year term and until their successors are selected and qualified or until their earlier resignation or removal. Mr. Davis, Mr. Grossi and Mr. Richardson, as Class III directors, will serve until the Company's 2005 annual meeting of stockholders; Mr. Van Luijt and Mr. Roth, as Class I directors, will serve until the Company's 2006 annual meeting of stockholders; and Mr. Monego and Mr. Smith, as Class II directors, are up for election at this Annual Meeting.

	Age	Director Since	Expiration of Term
Nominees:
Philip J. Monego, Sr.	56	1996	2007
Peter W. Smith	71	2000	2007
Continuing Directors:
Bruce Davis	51	1997	2005
Brian J. Grossi	53	1996	2005
James T. Richardson	56	2003	2005
Alty van Luijt	52	2000	2006
Jim Roth	67	2003	2006

Class II Directors Nominees

        Philip J. Monego, Sr. was our Chairman of the Board of Directors from 1996 to May 2002. Mr. Monego was a founder, chief executive officer and chairman of the Board of Directors of Voquette, Inc., an enterprise content management software company from May 1999 to August 2002, at which time Voquette, Inc. was merged with Protégé Group, Ltd. to a create a new entity, Semagix Group, Ltd., for which Mr. Monego served as non-executive chairman of the board until October 2003. Prior to that, Mr. Monego was co-founder, president and chief executive officer of NetChannel, Inc., an Internet information delivery service, from May 1996 to June 1998. Prior to that, Mr. Monego was interim president and chief executive officer of Yahoo! Corporation from April 1995 to September 1995. During his over 30 years in the information technology industry, Mr. Monego has been a founder, CEO, senior executive and investor in more than two dozen companies. As the president and founder of Technology Perspectives, a Strategic Management Consulting Firm, started in 1987, he has served as a strategic advisor to chief executives for some of the world's largest information technology and media companies. He is the Managing Partner of Technology Perspectives Partners, LLC. a private equity investment fund focused on early stage technology companies and a venture partner in the Media Technology Venture family of funds. He is chairman of the Board of Directors of Mediabolic, Inc. a digital media networking company and a director on the Board of Directors of Café Press, Inc. Mr. Monego earned a B.A. in management from LaSalle University in 1972.

        Peter W. Smith was elected to our Board of Directors in April 2000. Mr. Smith is currently retired. Most recently, Mr. Smith served as president of News Technology for News America from January 1998 to February 2000. In that capacity, he coordinated technology throughout News Corporation and served as a technology advisor to its Board of Directors. From January 1996 to January 1998, Mr. Smith served as its executive vice president, television. Prior to that, Mr. Smith held the position of director, technology, for News International (UK). Both News Technology and News International (UK) are News Corporation companies. Mr. Smith received a B.E. and B.S. from the University of Sydney, with first class honors.

Continuing Class I Directors

        Alty van Luijt was elected to our Board of Directors in December 2000. Mr. van Luijt was selected by Koninklijke Philips Electronics N. V. and elected to our Board of Directors pursuant to a right granted to Koninklijke Philips Electronics N. V. as part of our private placement transaction with Koninklijke Philips Electronics N. V. in 2000. Currently, Mr. van Luijt is the senior vice president for business development with Philips Corporate Technologies, a unit of Koninklijke Philips Electronics N. V., a significant stockholder in the Company. Prior to that, he was senior vice president for strategy and business development with Philips Corporate Research from April 2000 until January 2004, and was senior vice president for Philips Digital Networks from May 1999 through April 2000. He has held various positions within Philips since 1977. Mr. van Luijt holds an M.S. in electronics from Eindhoven University of Technology in the Netherlands.

        Jim Roth was elected to our Board of Directors in February 2003. Mr. Roth is a retired corporate executive with forty five year's experience in the aerospace, defense and several related high technology sectors. He currently serves as a director for Titan Corporation (NYSE: TTN) (a provider of systems solutions and services to the U.S. Department of Defense, intelligence agencies and other government clients) and EDO Corporation (NYSE: EDO) (an engineered defense products company). Past directorships include membership on the Board of Directors of Sure Beam Corporation (Nasdaq: SURE). Mr. Roth retired in 1998 as President and CEO of GRC International Inc., positions that he held since 1992, and where he also served as chairman of the Board of Directors of the corporation in 1997. GRC International Inc., formerly a publicly traded (NYSE) professional services company serving an array of government and private-sector clients with the majority of its revenues derived from the military, space and classified communities, was acquired by AT&T subsequent to Mr. Roth's retirement.

Mr. Roth joined GRC International Inc. (then General Research Corporation) in 1974 as the director of Los Angeles operations. Prior to his retirement, Mr. Roth also served on the President's Council of Competitiveness, as director of the Northern VA Technology Council and the Professional Services Council and as an advisor for the Engineering College at the University of California at Santa Barbara. Mr. Roth received a B.S. in electrical engineering from the University of Toledo and an M.S. in electrical engineering from the University of Akron.

Continuing Class III Directors

        Bruce Davis has served as our Chief Executive Officer since December 1997. He also has been our Chairman of the Board of Directors since May 2002 and a director since December 1997. He also was our President from December 1997 through May 2001. Prior to joining us, Mr. Davis served as president of Titan Broadband Communications, a provider of information technology and satellite communications systems and services, from April 1997 to December 1997. Prior to that, Mr. Davis served as president of Prevue Networks, Inc., a supplier of electronic program guides and program promotion services for the cable and satellite television markets, from July 1996 to February 1997. Prior to that, Mr. Davis founded and served as president of TV Guide On Screen (which later merged with Prevue Networks, Inc. and is now part of Gemstar TV Guide International), a joint venture of News Corporation and TCI (now part of Comcast) which supplied electronic program guides and navigational software for the cable television market, from January 1993 to July 1996. Mr. Davis received a B.S. in accounting and psychology and an M.A. in criminal justice from the State University of New York at Albany, and a J.D. from Columbia University.

        Brian J. Grossi has served as one of our directors since July 1996. In 1994, Mr. Grossi co-founded AVI Capital, a venture capital firm specializing in high-technology companies. From 1982 to 1992, Mr. Grossi was a co-founding general partner with Alpha Partners, an early-stage venture capital firm in Silicon Valley. From 1976 to 1982, he worked at the Stanford Research Institute as a research engineer and project leader. From 1973 to 1976, he worked at Hewlett Packard HPA and HP Labs as a design engineer. Mr. Grossi received a B.S. with Distinction and an M.S. in mechanical engineering from Stanford University.

        James T. Richardson was elected to our Board of Directors in March 2003. Mr. Richardson is a director of and consultant to companies in the high-technology sector and has served as chief financial officer and chief administrative officer for five global technology companies ranging in size from $20 million to $300 million in annual revenue. Functional responsibilities have included controllership, treasury, corporate communications, operations, business development (mergers & acquisitions), information systems, human resources and legal affairs. His most recent executive post was as senior vice president and chief financial officer at WebTrends Corp., now a division of NetIQ (Nasdaq: NTIQ), from July 1998 to April 2001. Prior to that, he was senior vice president—corporate operations and chief financial officer at Network General Corporation (which has since merged with McAfee to form Network Associates) from April 1994 to January 1998; vice president finance and administration and chief financial officer at Logic Modeling Corp. (which has since been acquired by Synopsys) from July 1992 to March 1994; vice president finance and administration and chief financial officer at Advanced Logic Research, Inc. (which has since been acquired by Gateway) from November 1989 to July 1992; and similar posts in finance. Mr. Richardson currently serves as a member of the Boards of Directors for three other companies, including FEI Company (Nasdaq: FEIC)(audit committee chair), Plumtree Software (Nasdaq: PLUM)(compensation committee chair, audit committee member), and Tripwire, a Portland, Oregon-based network security company (audit committee chair). Mr. Richardson received a B.A. in finance and accounting from Lewis and Clark College, an M.B.A. from the University of Portland, and a J.D. from the Lewis and Clark Law School. He graduated from Stanford Directors' College in 2001 and is both a C.P.A. and attorney in Oregon.

Determination of Independence

        The Board of Directors has determined that each of Philip J. Monego, Sr., Brian J. Grossi, Peter W. Smith, James T. Richardson and Jim Roth, collectively representing a majority of the members of the Board of Directors of the Company, are "independent" as such term is defined by Marketplace Rule 4200 of the National Association of Securities Dealers, Inc.

The Board of Directors Recommends a Vote FOR the Election of each of the Nominees Named Above.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 2)

        The audit committee of the Board of Directors has appointed KPMG LLP as the Company's independent auditors to audit the Company's consolidated financial statements for the year ending December 31, 2004. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors, the audit committee will reconsider the appointment. A representative of KPMG LLP, which served as the Company's auditors in 2003, is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

The Audit Committee and the Board of Directors Recommends a vote FOR the Ratification of KPMG LLP as Independent Auditors for the year ending December 31, 2004

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Board of Directors.    During 2003, the Board of Directors met nine times. Each director attended at least 75% of the total number of Board of Directors meetings held during the period in which he was a director.

        The Board of Directors has an audit committee, a compensation committee, a nominating committee, and a corporate governance committee. Each director attended 100% of the total number of committee meetings of the Board of Directors on which he served during the period in which he was a director.

        Audit Committee.    Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, the Company has a separately-designated standing audit committee of the Board of Directors, consisting of Messrs. Richardson (chairman), Monego, Grossi, and Smith, which is responsible for overseeing the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, the audits of the financial statements of the Company, and such other duties as directed by the Board of Directors. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) engaged to prepare or issue an audit report on the financial statements of the Company or perform other audit, review or attest services for the Company. The audit committee met six times during 2003.

        The Board of Directors adopted and approved the current charter for the audit committee in April 2003 to authorize expanded powers consistent with the provisions of the Sarbanes-Oxley Act of 2002. A copy of this charter is attached to this Proxy Statement as Exhibit A. The Board of Directors has determined that the audit committee has a formal written charter, that all four members of the audit committee meet the requirements for "independence" as set forth in Marketplace Rules 4200 and 4350(d) of the National Association of Securities Dealers, Inc.; that each of Philip J. Monego, Sr.,

Brian J. Grossi, Peter W. Smith and James T. Richardson has the requisite financial sophistication called for by Marketplace Rule 4350(d) of the National Association of Securities Dealers, Inc.; and that James T. Richardson (a) has been designated as, and has the requisite attributes of, an "audit committee financial expert" in compliance with Item 401(h) of Regulation S-K and (b) is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

        Compensation Committee.    The compensation committee, consisting of Messrs. Grossi (chairman), Monego, and Roth, has been delegated responsibility for overseeing the compensation practices of the Company, and such other duties and functions as directed by the Board of Directors from time to time or as are consistent with its charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The compensation committee's role includes a particular focus on the compensation of executive officers and non-employee directors of the Company and the administration of the stock incentive plans and significant employee benefit programs of the Company. The compensation committee met eight times during 2003.

        The Board of Directors adopted and approved a charter for the compensation committee in July 2003 to clarify its roles and responsibilities consistent with the provisions of the Sarbanes-Oxley Act of 2002. A copy of this charter is attached to this Proxy Statement as Exhibit B. The Board of Directors has determined that all members of the compensation committee are (a) "independent" as that term is defined in Marketplace Rule 4200 of the National Association of Securities Dealers, Inc., (b) "non-employee directors" as that term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (c) "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended.

        Nominating Committee.    The nominating committee, consisting of Messrs. Monego (chairman), Grossi, and Smith, has been delegated responsibility for optimizing the composition, competence and integrity of the Board of Directors and its committees by searching for and recommending individuals for election to the Board of Directors, and such other duties and functions as directed by the Board of Directors from time to time or as are consistent with its charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The nominating committee's role includes responsibility for development of the Board of Directors, including the need to attract and elect independent members of the Board of Directors with expertise in areas supportive of and consistent with the strategic initiatives of the Company. The nominating committee is directly responsible for identifying, screening and recruiting individuals qualified to become members of the Board of Directors. The nominating committee met five times during 2003.

        The Board of Directors adopted and approved a charter for the nominating committee in July 2003 to clarify its roles and responsibilities consistent with the provisions of the Sarbanes-Oxley Act of 2002. A copy of this charter is attached to this Proxy Statement as Exhibit C. The Board of Directors has determined that all members of the nominating committee are "independent" as that term is defined in Marketplace Rule 4200 of the National Association of Securities Dealers, Inc., and that the nominating committee has a formal written charter and a formal written policy addressing the nominating process (attached as an Exhibit to the Nominating Committee Charter attached to this Proxy Statement), each of which is available on the Company's website at www.digimarc.com.

        Pursuant to its written policy, the nominating committee encourages submission of and will consider nominees recommended by security holders. Written nominations for consideration by the nominating committee should be addressed to the nominating committee of the Company and mailed to the attention of Robert P. Chamness, Secretary, Digimarc Corporation, 19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon 97062.

        Corporate Governance Committee.    The corporate governance committee, consisting of Messrs. Smith (chairman), Grossi, Monego, Richardson, and Roth, has been delegated responsibility for overseeing the quality and integrity of the corporate governance practices of the Company, and such other duties and functions as directed by the Board of Directors from time to time or as are consistent with its charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The corporate governance committee's role includes the review, monitoring, and general oversight regarding corporate policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements. The corporate governance committee is directly responsible for oversight of the Company's corporate and other compliance programs. This oversight responsibility includes monitoring compliance with the Sarbanes-Oxley Act of 2002. The corporate governance committee also oversees the structure and evaluation of the Board of Directors and its committees, and the development, monitoring, and enforcement of the corporate governance principles applicable to the Company. The corporate governance committee also serves as our Qualified Legal Compliance Committee. The corporate governance committee was created in April of 2003 and met two times during 2003.

        The Board of Directors adopted and approved a charter for the corporate governance committee in July 2003, to establish its roles and responsibilities consistent with the provisions of the Sarbanes-Oxley Act of 2002. A copy of this charter is attached to this Proxy Statement as Exhibit D. The Board of Directors has determined that all members of the corporate governance committee are "independent" as that term is defined in Marketplace Rule 4200 of the National Association of Securities Dealers, Inc.

Director Compensation

        Directors who are also employees of the Company receive no additional compensation for their services as directors. Directors who are not employees of the Company do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but they do receive equity compensation under the terms of the 1999 Non-Employee Director Option Program, which was approved by our Board of Directors in October 1999, became effective in December 1999 and was amended on April 22, 2001, March 29, 2002, April 17, 2003, and May 2, 2003, and receive cash compensation under a compensation structure that became effective April 1, 2003. Directors are also reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance of meetings.

        Equity Compensation.    The 1999 Non-Employee Director Option Program, as amended, establishes an automatic option grant program for the grant of awards to our non-employee directors. Under this program, each non-employee director who first is elected to our Board of Directors on or after March 29, 2002 is automatically granted an option to acquire 20,000 shares of Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options vest and become exercisable in 36 equal installments on each monthly anniversary of the grant date, such that the stock option will be fully exercisable three years after the grant date. Upon the date of each annual stockholders meeting, each non-employee director who has been a member of our Board of Directors for at least six months prior to the date of the stockholders meeting will receive an automatic grant of options to acquire 12,000 shares of our Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options vest and become exercisable in twelve equal installments on each monthly anniversary of the grant date, such that the stock option will be fully exercisable one year after the grant date.

        The 1999 Non-Employee Director Option Program was amended on March 29, 2002 to provide for the automatic grant of an option to acquire 3,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock at the date of grant to each non-employee director who serves as a member of a committee of the Board of Directors immediately following each annual meeting of our stockholders, provided such non-employee director has been a member of the Company's Board of Directors for at least six months prior to the date of the stockholders meeting. The 1999 Non-Employee Director Option Program was further amended on April 17, 2003 to clarify that the committee service option grants were to be made only to non-employee directors serving on standing committees of the Board of Directors. The 1999 Non-Employee Director Option Program was again amended on May 2, 2003 to eliminate the requirement that a non-employee director must have been a member of the Company's Board of Directors for at least six months prior to the date of the annual meeting of stockholders in order to receive a committee service option grant. These options vest and become exercisable in twelve equal installments on each monthly anniversary of the grant date, such that the stock option will be fully exercisable one year after the grant date.

        Cash Compensation.    Effective April 1, 2003, directors who are not employees of the Company will also receive an annual cash retainer of $15,000, paid in quarterly installments of $3,750. The Chair of the audit committee receives an additional annual retainer of $10,000, paid in quarterly installments of $2,500. These amounts are paid in arrears, on or before the meeting of the Board of Directors called to review the quarter for which the payment is applicable.

        2004 Director Compensation Changes.    Effective April 1, 2004, changes have been made to both the equity and cash compensation structures for directors who are not employees of the Company. In consultation with Buck Consultants, a Mellon Financial Company that provides compensation consulting services, the compensation committee recommended, and the Board of Directors adopted, a compensation structure that places more emphasis on cash compensation and less emphasis on equity compensation. Under the revised compensation structure, directors who are not employees will receive an annual cash retainer of $15,000, paid on quarterly installments of $3,750. In addition, members of the audit committee will receive an annual cash retainer of $7,500, with the chair of the audit committee receiving an annual cash retainer of $15,000. Members of all other committees will receive an additional annual cash retainer of $3,750, with the chairs of such committees receiving annual cash retainers of $7,500. The automatic grant of options to acquire 12,000 shares of our Common Stock upon the date of each annual meeting of stockholders shall continue, but the Board of Directors has determined that the automatic grant of an option to acquire 3,000 shares of Common Stock to each non-employee director who serves as a member of a committee of the Board of Directors immediately following each annual meeting of our stockholders shall not occur in 2004.

Relationships Among Directors or Executive Officers

        There are no family relationships among any of the Company's directors or executive officers.

Compensation Committee Interlocks and Insider Participation

        None of Messrs. Monego, Grossi, or Roth, as the three members of our compensation committee, was at any time during the fiscal year ended December 31, 2003 or at any other time an officer or employee of the Company. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, or as a director of another entity, where one of the other entity's executive officers served on the compensation committee of the Company or as a director of the Company. During 2003, Bruce Davis participated in certain discussions and answered certain questions with the compensation committee and the Company's Board of Directors concerning executive officer compensation, but he did not participate in the deliberations and decisions with respect to his own compensation.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

        The audit committee (the "Audit Committee") hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2.
The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3.
The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with KPMG LLP their independence from the Company and has considered whether the provision of the non-audit services is compatible with maintaining KPMG LLP's independence from the Company.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Company's Board of Directors:

  James T. Richardson
  Philip J. Monego, Sr.
  Brian J. Grossi
  Peter W. Smith

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by KPMG LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees(1)	$329,000	$241,000
Audit-Related Fees(2)	15,000	28,000
Tax Fees(3)	99,000	184,000

All Other Fees(4)	$0	$0

Total Fees	$443,000	$453,000

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company's fiscal 2003 and fiscal 2002 consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with regulatory filings.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees," such as audits of employee benefit plans and assistance with proposed transactions.

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, including preparation of federal, state and international tax returns.

(4)
All Other Fees consist of fees for products and services other than the services reported above. There were no "All Other Fees" incurred in fiscal 2003 and fiscal 2002.

        The Audit Committee pre-approves the Audit, Audit-Related, Tax and All Other services performed by the independent auditors. In October 2003, the Audit Committee adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, the term of such pre-approval is generally twelve months from the date of pre-approval. Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditors will be established annually by the Audit Committee and will be reviewed as the Audit Committee deems appropriate. Any proposed services exceeding these levels or amounts will require specific pre-approval. No services provided by the independent auditors under the categories of "Audit Fees", "Audit-Related Fees", and "Tax Fees" were approved pursuant to the de minimus exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

        As set forth in the Report of the Audit Committee of the Board of Directors, the Audit Committee has considered and determined that the provision of audit-related services and tax services described above was compatible with maintaining KPMG LLP's independence.

MANAGEMENT

Executive Officers

        The following table contains certain information regarding our executive officers as of March 31, 2004:

Name	Age	Position
Bruce Davis	51	Chief Executive Officer and Chairman of the Board of Directors
Paul Gifford	51	President and Chief Operating Officer
E. K. Ranjit	54	Chief Financial Officer
Robert Chamness	51	General Counsel, Chief Legal Officer, Secretary and Vice President/ HR
Indraneel Paul	47	President, Digimarc ID Systems, LLC
J. Scott Carr	41	President, Digimarc Watermarking Solutions
Reed Stager	43	Vice President, Corporate Licensing, Marketing and Public Policy
William Y. Conwell	45	Vice President of Intellectual Property

Information concerning Mr. Davis is set forth under "Election of Directors" in this Proxy Statement.

        Paul Gifford has been our President and Chief Operating Officer since April of 2001. Prior to that, from July 1998 to December 1999, Mr. Gifford served as the president and chief operating officer at Andromedia, Inc, an Internet software company, which was acquired on December 2, 1999, at which time Mr. Gifford retired. While at Andromedia, Inc. he was responsible for building their executive team, led the acquisition of another software company, and managed both their U.S. and European operations. From 1996 to 1998, Mr. Gifford served as the vice president of product development at Auspex Systems Inc. In 1996, he served as a vice president of Tencor Instruments. From 1985 to 1991, he founded and led the management of Sequent's core platform engineering organization and later served at Sequent as the general manager of the business unit responsible for developing a Windows NT-based family of network server systems. He finished his time at Sequent as the vice president of enterprise engineering. He also has held lead development and director level positions at Tektronix, Inc., IPL Systems, Inc. and Raytheon Co. Mr. Gifford has served on the Oregon Advanced Computing Institute's Technical Advisory Board as well as the Oregon Chapter of the American Electronics Association, served as director for the Oregon multimedia alliance, and was a member of the Board of Directors for somethingelegant.com. Mr. Gifford holds a B.S.E.E. from Rochester Institute of Technology, a M.S.E.E. from the Rochester Institute of Technology/ Brown University, and an executive M.B.A. from Stanford University.

        E. K. Ranjit has served as our Chief Financial Officer and Treasurer since August 1999 and was Secretary between November 1999 and February 2002. Prior to that, he served as vice president of finance and treasurer of TriQuint Semiconductor, Inc., a supplier of integrated circuits for the wireless communications, telecommunications, data communications and aerospace markets from July 1996 to August 1999, and as its corporate controller from May 1991 to June 1996. Prior to that, Mr. Ranjit held management positions at GigaBit Logic and United Technologies Mostek. Mr. Ranjit received a B.S. from the University of Texas at Dallas, an M.B.A. from Pepperdine University, and is a C.P.A. Mr. Ranjit announced that he intends to retire after the Company selects and retains a new Chief Financial Officer, in order to ensure a smooth transition.

        Robert Chamness has served as our Vice President and General Counsel since January 2002, was elected Secretary in February 2002, was elected Vice President of Human Resources in October 2002, and was elected Chief Legal Officer in May 2003. Prior to joining Digimarc, from 1995 to 2000, Mr. Chamness was president, chief operating officer and a director of Concentrex Incorporated (previously CFI ProServices, Inc.), a publicly-traded Portland, Oregon based software and services company, where he also served as executive vice president, general counsel, and a director from 1993 to 1995. While at Concentrex, Mr. Chamness was responsible for managing and integrating the operations at 12 locations nationwide, leading the acquisition and integration of more than a dozen companies, and building the executive team. Concentrex was acquired by the John Harland Company in August 2000, and after completing transition responsibilities in December 2000, Mr. Chamness retired. Prior to that, Mr. Chamness practiced law in San Francisco, Washington, D.C., and Indianapolis from 1978 to 1993. A nationally recognized expert in financial services, Mr. Chamness chaired the Consumer Financial Services Committee of the American Bar Association's Business Law Section, served as president of the American College of Consumer Financial Services Lawyers, and received the American Bankers Association Distinguished Service Award. Mr. Chamness holds an A.B. cum laude from Wabash College and a J.D. magna cum laude from the Indiana University School of Law.

        J. Scott Carr has served as President of Digimarc Watermarking Solutions, an operating division of the Company, since May 2003. From January to May 2003, he served as Vice President and General Manager, Financial Systems, a financial services business unit of Digimarc. During 2002, Mr. Carr served as Vice President and General Manager of our government and bank programs unit. Prior to that, he served as Vice President and General Manager of our secure documents unit from June 1999, as Vice President of Marketing and Business Development from January 1998 to May 1999, and as Director of Business Development from May 1996 to December 1997. Prior to joining us, Mr. Carr served as vice president of marketing at nCUBE Corporation, a manufacturer of video servers, from July 1995 to May 1996. Prior to that, Mr. Carr worked as a staff architect at Sequent Computer Systems, Inc., a computer equipment manufacturer, from August 1992 to July 1995. Mr. Carr received his B.S. in computer science from Oregon State University.

        Indraneel Paul has served as President of Digimarc ID Systems, LLC, our wholly owned subsidiary, since July 2003 and served as its Chief Operating Officer from January 2002 to June 2003. Prior to that, Mr. Paul served as Vice President and General Manager of our MediaBridge unit since

November 1999. From January 1995 through October 1999, Mr. Paul held various positions with TV Guide Networks, a provider of electronic television program guides for the cable television industry. His last position at TV Guide Networks was executive vice president of operations. Prior to that, he served as vice president of engineering and operations at Vyvx, a provider of fiber optic transmission services for the broadcast television industry. Mr. Paul received a B.Tech. in electrical engineering from the Indian Institute of Technology and an M.S. in electrical engineering from Rensselaer Polytechnic Institute.

        Reed Stager has served as our Vice President of Corporate Licensing, Marketing & Public Policy since May 2003. Prior to that, he served as our Vice President of Global Licensing from October 2001 until May 2003, and as our Vice President of Media Commerce from May 2000 to October 2001. Prior to joining Digimarc, Mr. Stager was vice president of marketing and business development for the PVCS Division of MERANT, Inc., where he served from April 1997 to May 2000. From April 1993 through March 1997, Mr. Stager was general manager of In Focus Systems Services businesses and director of worldwide marketing at In Focus Systems. Prior to that, Mr. Stager held management positions at Tektronix and Mentor Graphics. Mr. Stager has over 20 years experience in high technology marketing, business development, strategic planning, services and operations. Mr. Stager holds an M.B.A. from Portland State University and a B.S. in business from Lewis and Clark College.

        William Y. Conwell has served as our Vice President of Intellectual Property since July 1999. Prior to that, he was a patent attorney at Klarquist Sparkman Campbell Leigh & Whinston, LLP, from 1984 to July 1999, where he became a partner in January 1990. Mr. Conwell received a Bachelors in Electrical Engineering from the Georgia Institute of Technology and a J.D. from Emory University School of Law.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table contains information in summary form concerning the compensation paid to our chief executive officer and our four other most highly compensated executive officers (each, a "Named Executive Officer"), whose total salary and bonus exceeded $100,000 during the year ended December 31, 2003:

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation		Securities Underlying Options (#)	(1) All Other Compensation ($)
Bruce Davis Chief Executive Officer and Chairman of the Board of Directors	2003 2002 2001	359,250 315,000 300,000	112,989 75,600 65,625		0 0 0		0 250,000 150,000	0 0 0
Paul Gifford President and Chief Operating Officer	2003 2002 2001	291,750 250,000 155,192	81,175 50,000 33,000		0 0 0		0 125,000 375,000	0 0 2,426	(2)
Indraneel Paul President, Digimarc ID Systems, LLC	2003 2002 2001	234,323 215,000 200,000	123,837 72,469 25,000	(3) (3)	35,865 29,893 0	(3) (3)	0 47,000 38,000	0 224,081 1,463	(3) (4)
Robert Chamness General Counsel, Chief Legal Officer, Secretary and Vice President of HR	2003 2002 2001	217,500 199,359 0	28,500 28,000 0		0 0 0		0 128,000 0	0 0 0
Reed Stager Vice President, Corporate Licensing, Marketing and Public Policy	2003 2002 2001	214,750 180,000 170,000	30,000 23,625 12,750		0 0 0		0 48,000 38,000	0 0 0
John A. Munday(5) Former President, Digimarc ID Systems International	2003 2002 2001	253,684 231,769 0	7,000 40,250 0		0 0 0		0 50,000 0	0 0 0

(1)
In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include certain perquisites and other personal benefits, securities or properties received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's total salary and bonus disclosed in this table.

(2)
The amount shown for Mr. Gifford reflects a $2,426 reimbursement of a relocation allowance.

(3)
The amounts shown for Mr. Paul reflect one of two loans made to Mr. Paul by the Company in connection with his relocation to facilities located in Massachusetts. Repayment of the principal amount of $260,000, and interest at a rate of 4.99 percent per year, will be forgiven on a pro-rata basis over a term of four years from July 1, 2002 provided Mr. Paul remains our full-time employee. In addition, cash payments will be made to Mr. Paul to offset state and federal taxes associated with the forgiveness of the loan. The loan will be forgiven in full if Mr. Paul is terminated for any reason other than "just cause," provided, however, that if Mr. Paul voluntarily leaves his employment for any reason, or if Mr. Paul is terminated "for cause," then the outstanding balance of the loan shall accelerate and he will be responsible for paying the outstanding principal balance, plus any interest that is accrued and unpaid, in full within 90 days of the date of his departure. During 2003, $71,837 in loan amounts was forgiven (reflected in the above table as part of "Bonus") and $35,865 was paid to Mr. Paul to offset state and federal taxes pursuant to such loan (reflected in the above table as "Other Annual Compensation"). During 2002, $35,919 in loan amounts was forgiven (reflected in the above table as part of "Bonus") and $11,961 was paid to Mr. Paul to offset state and federal taxes pursuant to such loan (reflected in the above table as "Other Annual Compensation").

(4)
The amount shown for Mr. Paul reflects the reimbursement of a relocation allowance.

(5)
Mr. Munday resigned his position with Digimarc effective July 16, 2003. He and the Digimarc ID Systems, LLC, executed a Separation and Release Agreement effective as of October 1, 2003. That agreement, described more fully in the section of this Proxy Statement entitled "Transactions with Directors and Executive Officers", provided for severance through the end of 2003 and other benefits.

Employment Arrangements

        In July 1999, we adopted a policy regarding the vesting of stock options, including prior grants, for all existing officers at such date. This policy was amended in January 2000 to include all our officers. All shares subject to their options that have not vested will immediately vest if the following two conditions are met:

  •
  we merge with another company and there is a change of control of the Company or we sell substantially all of our assets to another company; and

  •
  any officer's employment is terminated, or constructively terminated, within twelve months thereafter.

Other than the agreement with Bruce Davis referenced below, there are no employment contracts between named executive officers and the Company.

        Pursuant to an employment agreement, effective as of July 16, 2001, the Board of Directors and Bruce Davis memorialized Mr. Davis's employment with the Company as its full-time Chief Executive Officer. Under the initial compensation terms of that agreement, Mr. Davis will be paid a salary of not less than $300,000 per year and an annual performance bonus of up to 50% of Mr. Davis's salary per year. Consistent with its charter, the compensation committee annually reviews and determines the compensation of the Chief Executive Officer and other executive officers. The compensation committee is not restricted from setting his base and bonus amounts at a higher level than pursuant to his employment agreement. Since the date of the employment agreement, the Company's compensation arrangement with Mr. Davis has evolved and, over time, the compensation committee has determined to increase the amount of base compensation and the percentage amount of Mr. Davis's target bonus. The compensation committee determined in 2003 to set the base and annual performance bonus for Mr. Davis in amounts higher than those set forth in his employment agreement, as noted above in the Summary Compensation Table. See the report of the compensation committee for additional detail.

        Mr. Davis also will receive vacation and other fringe benefits as are generally provided to other executives of the Company. Digimarc will grant additional stock options to Mr. Davis consistent with general market practices for similarly situated executives. As long as Mr. Davis serves as our Chief Executive Officer, it is the intention of the Company that he will be nominated to serve as a director and as Chairman of the Board of Directors of the Company. The employment agreement provides for an initial term from July 16, 2001 to December 31, 2002, automatically renewing for successive two-year periods unless terminated by written notice received at least one year prior to any scheduled termination. If Digimarc terminates Mr. Davis's employment without cause or if Mr. Davis terminates his employment due to an adverse change in conditions of his employment, Mr. Davis's stock options will immediately and fully vest and Digimarc will be obligated to continue to pay Mr. Davis his salary and bonus and to provide continued benefits for Mr. Davis and his dependents for two years from the date of termination. In addition, in consideration for the Company's making the post-termination payments described above, Mr. Davis has agreed to certain non-competition and non-solicitation obligations to the Company.

        Prior to July 16, 2003, Mr. Munday was the President of Digimarc ID Systems International, a subsidiary of Digimarc ID Systems, LLC and an indirect subsidiary of the Company, and was deemed an executive officer of the Company. He and Digimarc ID Systems, LLC executed a Separation and Release Agreement effective as of October 1, 2003. That agreement, described more fully in the section of this Proxy Statement entitled "Transactions with Directors and Executive Officers", provided for severance through the end of 2003 and other benefits.

Stock Options

        The following table sets forth certain information with respect to stock options granted during the year ended December 31, 2003 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually.

Option Grants In Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
	Number of Shares of Common Stock Underlying Options Granted
		Percent of Total Options Granted to Employees in 2003 (%)(1)
Name			Exercise Price ($/Share)	Expiration Date
					5%	10%
Bruce Davis	0	0	N/A	N/A	0	0
Paul Gifford	0	0	N/A	N/A	0	0
Indraneel Paul	0	0	N/A	N/A	0	0
Reed Stager	0	0	N/A	N/A	0	0
Robert Chamness	0	0	N/A	N/A	0	0
John Munday	0	0	N/A	N/A	0	0

(1)
Options were granted to executive officers in December of 2002 for calendar year 2003. In December 2003, the Compensation Committee of the Board changed the timing of its grants such that grants for executive officers would become effective in January of the year applicable to the grant, beginning in 2004 and for each subsequent year. Options for 2004 were granted to the executive officers, effective January 2, 2004. Because of this timing change, there were no option grants made in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

        The following table provides summary information, as to the Named Executive Officers, concerning stock options exercised during 2003 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce Davis	31,406	$348,920	688,111	285,952	$365,538	$143,655
Indraneel Paul	20,000	$250,600	193,369	64,631	$515,868	$48,841
Reed Stager	5,500	$37,680	198,308	75,692	$9,672	$57,462
Paul Gifford	0	0	302,007	197,993	$43,920	$71,829
Robert Chamness	0	0	64,549	63,451	$0	$0
John Munday(3)	14,153	$33,669	0	0	$0	$0

(1)
The value realized upon the exercise of the stock options is equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid.

(2)
The value of unexercised "in-the-money" options is calculated based on the closing price of our Common Stock on The Nasdaq National Market on December 31, 2003, which was $13.30 per share. Amounts reflected are based on the aggregate assumed value minus the aggregate exercise price for each optionee's options and do not necessarily indicate that the optionee sold such shares.

(3)
Mr. Munday separated from Digimarc as of July 16, 2003. Under the terms of the Restated 1999 Stock Incentive Plan, as amended and restated, he had 90 days in which to exercise vested options, after which any unvested and unexercised options were automatically cancelled.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

        We have a compensation committee of the Board of Directors (the "Compensation Committee") which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of outside, independent, non-employee members of the Board of Directors.

General Compensation Policy

        The Compensation Committee's overall policy is to offer our executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by an outside consultant to develop compensation recommendations competitive with other companies in the software and broad high technology industry. The Compensation Committee's objectives are to:

  •
  provide competitive compensation opportunities that attract and retain top executives;

  •
  inspire the executive team to achieve superior performance, in order to deliver results above the Company's plan and those of its peers;

  •
  create a performance-oriented environment with variable compensation based upon the achievement of annual and longer-term business results;

  •
  create a direct, meaningful link between the financial performance and strategic objectives and the Company's performance relative to peer companies on one hand, and individual executive performance and rewards on the other; and

  •
  continue to align the interests of executives and stockholders through the use of long-term incentives, while effectively managing dilution.

        The Compensation Committee is authorized to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company. The Compensation Committee also makes specific recommendations to the Board of Directors concerning the compensation of our executive officers, including the Chief Executive Officer. The Compensation Committee also administers our 1995 Stock Incentive Plan, as amended, our Restated 1999 Stock Incentive Plan, as amended and restated, and our 1999 Employee Stock Purchase Plan, as amended and restated. Under these plans, the Compensation Committee awards option to directors, executive officers, managers, and employees on an annual basis. Starting in 2004, the Compensation Committee determined to reduce the Company's burn rate in a manner consistent with the burn rate of the Company's peer group.

Factors

        The primary factors considered in establishing the components of each executive officer's compensation package for the year ended December 31, 2003 are summarized below. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years. Based on its review, the Compensation

Committee determined that although the Company's performance has been better than that of its peer companies, total cash compensation has been below the 50th percentile.

        Base Salary.    The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Digimarc targets a 50th percentile base salary market position for executive officers. The market is defined as business and labor market competitors of similar size and complexity in the software and broad high technology industry. On average, executive officer base salaries are the 50th percentile of Digimarc's peer companies.

        Annual Incentive Compensation.    For the year ended December 31, 2003, specific financial and organizational objectives, including revenue and orders targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company. Under the supervision of the Compensation Committee, the Company has established an incentive program for executive and corporate officers pursuant to which cash bonuses are payable to such executives. These executives are responsible for establishing strategic direction or are responsible for major functional or operating units and have an impact on bottom-line results. The Company has tied executive compensation to the achievement of Company goals, putting a substantial portion of executive compensation at risk. For 2003, the performance measures were based on the achievement of the Company's earnings per share goal, revenue growth and other specific financial and operational objectives for business unit participants, as well as measures directly tied to stockholder value creation. Each element of the performance expectations and the target incentive amounts are established at the start of the year for each executive, stated as a dollar amount, and adjusted from time to time if warranted by changes in external circumstances. Final payout is calculated based upon the results attained relative to the preset performance targets. If performance is below the threshold amount established, the payout is reduced accordingly. If the targeted results and Company goals are attained, the target incentive amounts are payable.

        The amounts shown on the Summary Compensation Table in this Proxy Statement reflect the amounts paid under the guidelines stated above.

        Long-Term Stock-Based Incentive Compensation.    Generally, the Compensation Committee awards stock options to each of our executive officers following their initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

        Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Compensation Committee's discretion.

        Mr. Davis, Mr. Gifford, Mr. Ranjit, Mr. Chamness, Mr. Paul, Mr. Carr, Mr. Stager, and Mr. Conwell did not receive stock option grants in 2003, but did receive grants effective January 2, 2004. Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). While such options generally become exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the Company, the options granted on January 2, 2004 will become exercisable in installments over a two-year period. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

        Peer Companies.    For purposes of determining the performance, stock option burn rate, and compensation of peer companies, the Compensation Committee considered information from the Company and the following 19 companies: Ask Jeeves, Drexler Technologies, Entrust, Fargo Electronics, Identix, LookSmart, Macrovision, Micromuse, Net2Phone, Netegrity, NetIQ, Openwave Systems, Rainbow Technologies, RSA Security, Safenet, SCM Microsystems, Viisage, Watchguard, and Websense.

CEO Compensation

        Effective July 16, 2001, the Company and Bruce Davis entered into an employment agreement. Consistent with its charter, the Compensation Committee annually reviews and determines the compensation of the Chief Executive Officer (and other executive officers). The Compensation Committee is not restricted from setting the base and bonus amounts for the Chief Executive Officer at levels higher than those set forth in Mr. Davis's employment agreement. Since the date of the employment agreement, the Company's compensation arrangement with Mr. Davis has evolved and, over time, the Compensation Committee has determined to increase the amount of base compensation and the percentage amount of Mr. Davis's target bonus. The Compensation Committee determined in 2003 to set the base and annual performance bonus for Mr. Davis in amounts higher than the amounts set forth in his employment agreement.

        The Compensation Committee utilized the services of an outside consulting firm to assist them in determining Mr. Davis's compensation for 2003. The consulting firm performed an analysis and made recommendations with respect to Mr. Davis's base salary and bonus target amount for 2003, as well as the appropriate number of stock options to be considered for granting to Mr. Davis. His base salary, bonus targets and stock option grants were set near the median range for the industry when compared with those of executives holding similar positions with other companies in the technology industries that are similar to Digimarc.

        The Compensation Committee established the Chief Executive Officer's 2003 salary and target bonus levels in December 2002 and reviewed and reevaluated his compensation quarterly. Consistent with the annual compensation analysis described above, the Compensation Committee increased the base salary of Mr. Davis to $345,000, effective January 1, 2003, and set his target bonus percentage at 60% of his base salary, or $207,000. The portion of the target bonus earned was to be based solely on corporate revenue and operating profit and the accomplishment of documented objectives. The Compensation Committee approved partial payments of Mr. Davis' target bonuses for the first, second and third quarters, but there was no payment for the fourth quarter based on corporate results. In December 2002, as part of Mr. Davis's compensation package for 2003, the Compensation Committee also granted Mr. Davis options to purchase up to 200,000 shares of Common Stock. The Compensation Committee based its determination on the report and recommendations of its outside compensation consulting firm regarding the comparable dollar value of option grants for chief executive officers in peer companies with similar economic performance to that of the Company.

        The Compensation Committee awarded compensation to Mr. Davis based on Mr. Davis's relative position, responsibilities and performance as well as his anticipated responsibilities and potential contributions to growth in shareholder value. It analyzed his leadership, as reflected in the Company's performance relative to its peers, and the compensation comparables of peer companies, in reaching its conclusions.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to certain executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation paid to our executive officers in 2003 did not exceed the $1 million limit per executive officer.

        The Compensation Committee is aware of the limitations imposed by Section 162(m), and its exemptions, and will address the issue of deductibility when and if circumstances warrant.

        Submitted by the Compensation Committee of the Company's Board of Directors:

  Brian J. Grossi
  Philip J. Monego, Sr.
  Jim Roth

STOCK PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such graph be incorporated by reference into any such filings, nor shall the following graph be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

        The following graph compares the performance of our Common Stock with the performance of the Nasdaq US Index and the companies included in Standard Industrial Classification ("SIC") Code 7373—Computer Integrated Systems Design (our peer group) for the period ended December 31, 2003. The companies included in our peer group have changed from those companies included in the stock performance graph included in our definitive proxy statement in connection with our annual meeting of the stockholders held in 2003. The change resulted from a change in companies included within such SIC Code as provided by Standard & Poor's.

        We registered our Common Stock under the Securities Act of 1933, as amended, effective December 2, 1999. Accordingly, the following graph includes the required information from December 2, 1999 through December 31, 2003. The comparison assumes $100 was invested on December 2, 1999 in our Common Stock at the closing price of our Common Stock on such date and in each of the other two indices at the closing price on such date and assumes reinvestment of any dividends. The comparisons in the graph below are based on historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

	Indexed Data
	Dec. 2, 1999	Dec. 31, 1999	Dec. 31, 2000	Dec, 31, 2001	Dec. 31, 2002	Dec. 31, 2003
DIGIMARC CORPORATION	$100	$88.30	$29.14	$32.81	$20.03	$23.49
NASDAQ U.S. INDEX	$100	$117.84	$70.94	$56.28	$38.90	$58.31
PEER GROUP	$100	$121.50	$50.75	$33.70	$19.97	$24.83

Companies included in the peer group index of the stock performance graph are as follows:

1MAGE SOFTWARE INC	ELBIT VISION SYSTEMS LTD	PATHWAYS GROUP INC
3COM CORP	ELITE INFORMATION GROUP INC	PATIENT INFOSYSTEMS INC
3SI HOLDINGS INC	ELITE LOGISTICS INC	PDF SOLUTIONS INC
5B TECHNOLOGIES CORP	EMBARCADERO TECHNOLOGIES INC	PEROT SYSTEMS CORP
ACACIA RESEARCH-COMBIMATRIX	ESOFT INC	PLANGRAPHICS INC
ACE COMM CORP	F5 NETWORKS INC	PROPHET 21 INC
ACS-TECH80 LTD	FAIR ISAAC & CO INC	QUALITY SYSTEMS INC
ALADDIN KNOWLEDGE SYS LTD	FIRST CONSULTING GROUP INC	RADIANT SYSTEMS INC
ALTRIS SOFTWARE INC	FONIX CORP	REDBACK NETWORKS INC
ANTEON INTL CORP—REDH	FORMULA SYS 1985 LTD—ADR	REYNOLDS & REYNOLDS—CL A
APPIANT TECHNOLOGIES INC	FOURTHSTAGE TECHNOLOGIES INC	RIM HOLDINGS INC
APPLIED DIGITAL SOLUTIONS	FUJITSU LTD—SPON ADR	ROBOCOM SYSTEMS INTL INC
AREL COMMUNICATIONS & SFTWRE	FULLPLAY MEDIA SYSTEMS INC	RSTAR CORP
ASA INTL LTD	FUNDTECH LTD	RWD TECHNOLOGIES INC
ASIAINFO HLDGS INC	FUTURELINK CORP	S1 CORP
AT ROAD INC	H T E INC	SABRE HLDGS CORP—CL A
AUTHENTIDATE HOLDING CORP	HALIFAX CORP	SAFELINK CORP
AWARE INC	HENRY (JACK) & ASSOCIATES	SEACHANGE INTERNATIONAL INC
AXEDA SYSTEMS INC	HYBRID NETWORKS INC	SENTO CORP
AZTEC TECHNOLOGY PRTNRS INC	IDENTIX INC	SI INTERNATIONAL INC
AZUL HOLDINGS INC	IDX SYSTEMS CORP	SOCRATES TECHNOLOGIES CORP
BELL INDUSTRIES INC	IMAGEMAX INC	SOFTECH INC
BRAINTECH INC	IMAGEWARE SYSTEMS INC	SONIC SOLUTIONS
BREAKAWAY SOLUTIONS INC	IMAGICTV INC	SONUS NETWORKS INC
BROADVISION INC	IMERGENT INC	SSP SOLUTIONS INC
BVR SYS LTD	INTEGRAL SYSTEMS INC/MD	STRATEGIC SOLUTIONS GRP INC
CACI INTL INC—CL A	INTEGRATED INFORMATION SYS	SYS
CAM COMM SOLUTIONS INC	INTELLIGROUP INC	SYSCOMM INTERNATIONAL CORP
CELERITY SYSTEMS INC	LANVISION SYSTEMS INC	TALX CORP
CERNER CORP	LATITUDE COMMUNICATIONS INC	TANNING TECHNOLOGY CORP
CERTICOM CORP	MAI SYSTEMS CORP	TECHNOLOGY SOLUTIONS CO
CEYONIQ AG—ADR	MANATRON INC	TELOS CORP/MD—CL A
CLARENT CORP	MANHATTAN ASSOCIATES INC	TELTRONICS INC
COI SOLUTIONS INC	MANTECH INTL CORP—REDH	TITAN CORP
COMPUTER PROGRAMS & SYSTEMS	MAXWELL TECHNOLOGIES INC	TRANS-GLOBAL RES NL—ADR
CONDOR TECH SOLUTIONS INC	MEDCOM USA INC	TRICORD SYSTEMS INC
CONVERGENT COMMUNICATIONS	MEDIWARE INFORMATION SYSTEMS	TRIPLE P NV
COOPERATIVE COMPUTING INC	MENTOR GRAPHICS CORP	TROY GROUP INC
CREATIVE COMPUTER APPL	MERCURY COMPUTER SYSTEMS INC	TTI TEAM TELECOM INTL LTD
CSP INC	MERGE TECHNOLOGIES INC	TYLER TECHNOLOGIES INC
CYSIVE INC	MICROS SYSTEMS INC	UNICOMP INC
DAOU SYSTEMS INC	NAVIDEC INC	UNISYS CORP
DATAKEY INC	NEOMEDIA TECHNOLOGIES INC	UNITED LEISURE CORP
DATALINK CORP	NETGURU.COM INC	UNIVIEW TECHNOLOGIES CORP
DATATEC SYSTEMS INC	NETSCOUT SYSTEMS INC	VA SOFTWARE CORP
DIGITAL LIGHTHOUSE CORP	NETSMART TECHNOLOGIES INC	VERIDIAN CORP
DYNAMICS RESEARCH CORP	NETWORK ENGINES INC	VERINT SYSTEMS INC
DYNTEK INC	NETZEE INC	VERSO TECHNOLOGIES INC
EAGLE BROADBAND INC	NQL INC	VIALINK CO
ECLIPSYS CORP	NYFIX INC	VIANET TECHNOLOGIES INC
ECOSOFT GROUP PLC—ADR	OSAGE SYSTEMS GROUP INC	VIISAGE TECHNOLOGY INC
ELBIT SYSTEMS LTD	PAMET SYSTEMS INC	WIPRO LTD—ADR
WORLDGATE COMM INC

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding the Company's compensation plans under which equity securities of the Company are authorized for issuance to employees or non-employees of the Company, including directors of the Company, as of December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	6,178,529	$16.98	2,593,499	(1)
Equity compensation plans not approved by security holders	130,009	$16.72	117,493
Total	6,308,538	$16.98	2,710,992	(1)

(1)
The amount includes 1,015,258 shares of Common Stock available for future issuance under the Company's 1999 Employee Stock Purchase Plan, as amended and restated, and 1,578,241 shares of Common Stock available for future issuance under the Company's Restated 1999 Stock Incentive Plan, as amended and restated.

(2)
Under the Company's Restated 1999 Stock Incentive Plan, as amended and restated, subject to adjustment upon changes in capitalization of the Company, the maximum aggregate number of shares of Common Stock which may be issued pursuant to all awards under the plan is increased by (i) any shares of Common Stock that are represented by awards under the Company's 1995 Stock Incentive Plan which are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 2, 1999, and (ii) an annual increase to be added on the first day of the Company's fiscal year equal to seven percent (7%) of the fully-diluted number of shares of Common Stock outstanding as of such date or a lesser number of shares of Common Stock determined by the plan administrator. Starting in 2004, the compensation committee of the Company's Board of Directors determined to reduce the Company's burn rate in a manner consistent with the burn rate of the Company's peer group. Under the Company's 1999 Employee Stock Purchase Plan, as amended and restated, subject to adjustment upon changes in capitalization of the Company, the maximum number of shares of Common Stock which shall be made available for sale under the plan shall be annually increased on the first day of the Company's fiscal year by an amount equal to the lesser of (i) 250,000 shares, (ii) one percent (1%) of the fully-diluted number of outstanding shares on such date, or (iii) a lesser number of shares determined by the plan administrator.

        The following is a description of the material features of the Company's equity compensation plan that was not approved by the Company's stockholders:

2000 Non-Officer Employee Stock Incentive Plan

        The Company's Board of Directors adopted the 2000 Non-Officer Employee Stock Incentive Plan (the "Non-Officer Plan") in June 2000. A maximum of 275,000 shares of Common Stock is available for issuance under the Non-Officer Plan. The Board of Directors, or a committee designated by the Board of Directors, shall act as the plan administrator for the Non-Officer Plan. The Board of Directors may also authorize one or more officers to grant awards of non-qualified stock options under the Non-Officer Plan and may limit such authority as the Board of Directors determines from time to time. The plan administrator shall determine the provisions, terms and conditions of each award of non-qualified stock options under the Non-Officer Plan, including without limitation vesting of such options. The plan administrator also has the authority, among other things, to select employees to whom awards of non-qualified stock options under the Non-Officer Plan may be granted from time to time, to determine whether and to what extent such awards are granted, and to construe and interpret the terms of the Non-Officer Plan and awards of non-qualified stock options granted pursuant to the Non-Officer Plan. Options currently may be granted under the Non-Officer Plan to employees of the Company and any parent or subsidiary of the Company. Officers and directors may not be granted options under the Non-Officer Plan. The term of each option shall be stated in the applicable option agreement. The exercise price per share of Common Stock for an option shall be not less than fifty percent of the fair market value per share on the date of grant unless otherwise determined by the plan administrator. An option may include a provision whereby the participant may elect to exercise any part or all of the option prior to vesting of the option. Any unvested shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or any other restriction the plan administrator determines to be appropriate. Options are transferable in the manner and to the extent determined by the plan administrator. A participant may not exercise an option after the termination of the participant's employment, director or consulting relationship with the Company or any parent or subsidiary of the Company, except to the extent specified in the applicable option agreement. Where the option agreement permits the exercise of the option following termination of the participant's employment or other service relationship with the Company or any parent or subsidiary of the Company, the option shall terminate to the extent not exercised on the last day of the specified period or the last day of the term of the option, whichever occurs first. The Non-Officer Plan will continue for a term of ten years from the date of adoption unless sooner terminated. The Board of Directors may amend, suspend or terminate the Non-Officer Plan at any time without approval of the stockholders, except as required by law. However, amendment, suspension or termination of the Non-Officer Plan may not alter or impair any option previously granted under the Non-Officer Plan, unless otherwise mutually agreed in writing between an affected participant and the Company. No option may be granted during any suspension of or after termination of the Non-Officer Plan.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our Common Stock as of March 1, 2004 by:

  •
  each person or entity known by us to own beneficially more than five percent of our Common Stock;

  •
  our chief executive officer, each of the other Named Executive Officers and each of our directors; and

  •
  all of our executive officers and directors as a group.

        The beneficial ownership is calculated based on 20,230,371 shares of our Common Stock outstanding as of March 8, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and/or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon the exercise of options that are currently exercisable or become exercisable within sixty days of March 1, 2004 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares of our Common Stock held by any other individual. The address of each of the executive officers and directors is care of Digimarc Corporation, 19801 S.W. 72nd Avenue, Suite 250, Tualatin, Oregon 97062.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Mazama Capital Management, Inc.(1) One SW Columbia Street, Suite 1500 Portland, OR 97258	4,051,460	20.03%
LeRoy C. Kopp(2) C/o Kopp Investment Advisors, LLC 7701 France Avenue South, Suite 500 Edina, MN 55435	2,650,433	13.10%
Macrovision Corporation 1341 Orleans Drive Sunnyvale, CA 94089	2,014,458	9.96%
Koninklijke Philips Electronics N. V. Eindhoven The Netherlands	1,933,879	9.56%
Bruce Davis(3)	825,535	3.94%
Robert Chamness(4)	82,495	*
Paul Gifford(5)	362,769	1.76%
Indraneel Paul(6)	221,341	1.08%
Reed Stager(7)	231,575	1.13%
Philip Monego, Sr.(8)	417,355	2.04%
Brian J. Grossi(9)	104,237	*
Alty van Luijt(10)	40,500	*
Peter W. Smith(11)	62,250	*
Jim Roth(12)	10,528	*
James T. Richardson(13)	12,722	*
All executive officers and directors as a group (14 persons)(14)	3,130,457	13.69%

*
Less than 1%.

(1)
The stockholder has sole voting power with regard to 2,087,800 shares of Common Stock and sole dispositive power with regard to 4,051,460 shares of Common Stock. Ron Sauer is the natural person at Mazama Capital Management, Inc. with sole voting and/or dispositive power with regard to 4,051,460 shares of Common Stock.

(2)
LeRoy C. Kopp controls Kopp Holding Company, LLC which in turn wholly-owns Kopp Investment Advisors, LLC, an investment advisor registered under the Investment Advisers Act of 1940. Kopp Investment Advisors, LLC has sole voting power over 2,126,033 shares of Common Stock and sole dispositive power with regard to 950,000 shares of Common Stock and shared dispositive power with regard to 1,465,433 shares of Common Stock. LeRoy C. Kopp has sole voting and dispositive power with regard to 235,000 shares of Common Stock.

(3)
Includes options for 733,500 shares of Common Stock exercisable within 60 days of March 1, 2004 and 7,950 shares of Common Stock held in trust for minor children.

(4)
Includes options for 82,495 shares of Common Stock exercisable within 60 days of March 1, 2004.

(5)
Includes options for 362,769 shares of Common Stock exercisable within 60 days of March 1, 2004.

(6)
Includes options for 218,356 shares of Common Stock exercisable within 60 days of March 1, 2004.

(7)
Includes options for 229,325 shares of Common Stock exercisable within 60 days of March 1, 2004.

(8)
Includes options for 180,500 shares of Common Stock exercisable within 60 days of March 1, 2004 and 3,250 shares of Common Stock held by Mr. Monego's spouse.

(9)
Includes options for 65,500 shares of Common Stock exercisable within 60 days of March 1, 2004.

(10)
Includes options for 40,500 shares of Common Stock exercisable within 60 days of March 1, 2004.

(11)
Includes options for 62,250 shares of Common Stock exercisable within 60 days of March 1, 2004.

(12)
Includes options for 10,528 shares of Common Stock exercisable within 60 days of March 1, 2004.

(13)
Include options for 12,722 shares of Common Stock exercisable within 60 days of March 1, 2004.

(14)
Includes options for 2,641,475 shares of Common Stock exercisable within 60 days of March 1, 2004.

REPORT OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

        We have a nominating committee of the Board of Directors (the "Nominating Committee") which has responsibility for optimizing the composition, competence and integrity of the Board of Directors and its committees by searching for and recommending individuals for election to the Board of Directors, and such other duties and functions as directed by the Board of Directors from time to time or as are consistent with its charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The Nominating Committee's role includes responsibility for development of the Board of Directors, including the need to attract and elect independent members of the Board of Directors with expertise in areas supportive of and consistent with the strategic initiatives of the Company. The Nominating Committee is directly responsible for identifying, screening and recruiting individuals qualified to become members of the Board of Directors. The Nominating Committee is comprised of outside, independent, non-employee members of the Board of Directors.

        During the course of 2003, the Nominating Committee identified, screened and recruited two new members of the Board of Directors, Jim Roth and James T. Richardson. The Board of Directors elected Mr. Roth in February 2003 as a Class I Director and Mr. Richardson in March 2003 as a Class III Director to fill vacancies on the Board of Directors. Mr. Roth was subsequently elected to a three-year term by the stockholders at the 2003 Annual Meeting of Stockholders. The Nominating Committee determined that the experience, qualifications, and professionalism of both candidates exceeded the expectations of the Nominating Committee and satisfied the objectives of the Board of Directors to have one member with security clearance and strong ties to the defense and intelligence communities and one member with the skills and professional background to meet the requirements of an audit committee "financial expert" for purposes of the Sarbanes-Oxley Act of 2002.

        In addition, in February 2004, the Nominating Committee proposed and the Board of Directors adopted the "Policy on Director Nominations, Communications with Shareholders, Attendance at the Annual Meeting, and Provision of Certain Company Information". In summary, this policy (which is part of the Nominating Committee Charter attached to this Proxy Statement) provides that:

  •
  The Nominating Committee welcomes and encourages recommendations of director candidates from Digimarc's stockholders, and will consider any director candidates recommended by stockholders of the Company, provided the information regarding director candidates who are recommended by stockholders is submitted to the Nominating Committee in compliance with the terms of its policy.

  •
  Director candidate nominations from stockholders may be submitted at any time, but they must be provided in writing, include prescribed information, and be sent to the Secretary of the Company, at the address of the Company's principal executive offices.

  •
  The Nominating Committee will respond promptly, and in any event, within 60 days of the submission to the Nominating Committee. Interim inquiries with respect to status and timing can be submitted to the Secretary of the Company by phone or electronically.

  •
  The Nominating Committee shall consider a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board of Directors. In evaluating nominees, the Nominating Committee will consider a candidate's independence, character, and acumen and may, if appropriate, establish areas of core competency of the Board of Directors. High personal and professional ethics, integrity and values are important attributes, as are good judgment, sound business experience, and a demonstrated commitment to representing the long-term interests of stockholders. An inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom, and mature judgment are also valued. The Nominating Committee will also review from time to time the skills and characteristics necessary and appropriate for directors in the context of the current composition of the Board of Directors, including such factors as business experience, domestic or international background and experience, diversity and diverse perspective, knowledge or experience in areas such as technology, systems integration, operations, finance or marketing, and other skills that would enhance the effectiveness of the Board of Directors. The Nominating Committee will also consider that a majority of Board of Directors must be "independent" pursuant to Marketplace Rule 4200 of the National Association of Securities Dealers, Inc., and as such, the overall composition of the Board of Directors is also a consideration.

  •
  Directors are expected to devote sufficient time to carry out their duties and responsibilities effectively, ensure that other existing and planned future commitments do not materially interfere with his/her service as a director, and attend at least 75% of all Board of Directors and applicable committee meetings.

  •
  The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves compiling names of potentially eligible candidates, vetting those candidates against the factors described above, conducting background and reference checks, conducting interviews with candidates, meeting to consider and approve final candidates and, as appropriate, preparing and presenting to the Board of Directors an analysis with regard to a candidate. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

Process for Stockholders to Send Information to the Board of Directors

        The Board of Directors solicits and encourages all forms of information to be provided to the Board of Directors and/or its members. All such communications shall be in written form, addressed to the Board of Directors or to one or more individual members of the Board of Directors, and sent care of the Secretary of the Company, at the address of the Company's principal executive offices or via fax to (503) 885-9880. The Secretary of the Company shall promptly provide all such communication to the applicable member(s) of the Board of Directors or the entire Board of Directors.

Policy Regarding Board Member Attendance At Annual Meetings

        The policy of the Board of Directors with regard to attendance by members of the Board of Directors at annual meetings is to encourage attendance at such annual meetings. Candidates for election to the Board of Directors should exercise their best efforts to attend the annual meeting. All of the Company's directors attended the 2003 annual meeting of stockholders.

        Submitted by the Nominating Committee of the Company's Board of Directors:

  Philip J. Monego, Sr.
  Brian J. Grossi
  Peter W. Smith

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

        We have a corporate governance committee of the Board of Directors (the "Corporate Governance Committee") which has responsibility for overseeing the quality and integrity of the corporate governance practices of the Company, and such other duties and functions as directed by the Board of Directors from time to time or as are consistent with its charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The Corporate Governance Committee's role includes the review, monitoring, and general oversight regarding corporate policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements. The Corporate Governance Committee is directly responsible for oversight of the Company's corporate and other compliance programs. This oversight responsibility includes monitoring compliance with the Sarbanes-Oxley Act of 2002. The Corporate Governance Committee also oversees the structure and evaluation of the Board of Directors and its committees, and the development, monitoring, and enforcement of the corporate governance principles applicable to the Company. The Corporate Governance Committee also serves as our Qualified Legal Compliance Committee. The Corporate Governance Committee is comprised of independent, non-employee members of the Board of Directors.

        During the course of 2003, the Corporate Governance Committee adopted a set of Corporate Governance Guidelines, attached to this Proxy Statement as Exhibit E. These Corporate Governance Guidelines are intended to provide a framework for the Board of Directors to assist in the governance and oversight of the affairs of the Company. Among other things, the Corporate Governance Guidelines provide that directors are expected, through participation as a member of the Board of Directors and its assigned committees, to:

  •
  Exercise their business judgment in what they reasonably believe to be in the best interests of the Company and its stockholders.

  •
  Prepare for, attend and participate in Board of Directors and applicable committee meetings to the maximum extent possible, and perform as appropriate general oversight responsibilities in a number of specific areas, including evaluating management performance, operating results, strategic direction, and risks and their mitigation.

  •
  Oversee the performance, qualifications and selection of members of the Board of Directors and its committees.

  •
  Assure the independence of the members of the audit, compensation, corporate governance, and nominating committees of the Board of Directors.

  •
  Meet in executive session at regular intervals without the attendance or participation of management.

  •
  Schedule meetings on a regular basis, participate in the setting of the agenda, and receive and evaluate appropriate information in advance of the meeting.

  •
  Have full and free access to senior management and any other employees of the Company, with or without senior management present.

  •
  Oversee the Company's ethics programs, ethics hotline, and programs to prevent violations of policies involving conflicts of interest, loans to officers and employees, insider trading, blackout periods, and other compliance policies.

  •
  Establish procedures for confidential or anonymous reporting by anyone who has a concern about the Company's financial conduct or about its accounting, internal accounting controls or auditing matters, or about its policies and procedures involving corporate reporting and compliance directly to the independent directors or applicable committees.

  •
  Enforce the prohibition against the Company or any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

        In furtherance of the Company's commitment to upholding the highest legal and ethical conduct in fulfilling its responsibilities, the Board of Directors adopted three codes of ethics and business conduct. In particular, during 2003, Digimarc adopted:

  •
  A Code of Business Conduct, attached to this Proxy Statement as Exhibit F. The Code of Business Conduct applies to all employees of Digimarc and its subsidiaries, as well as to directors, temporary contractors, and other independent contractors or consultants when engaged by or otherwise representing Digimarc or its interests, and sets forth internal policies and guidelines designed to support and encourage ethical conduct and compliance with the laws, rules and regulations that govern the Company's business operations.

  •
  A Code of Ethics for Financial Personnel, attached to this Proxy Statement as Exhibit G. The Code of Ethics applies to the principal executive officer and principal financial officer of Digimarc and its subsidiaries and all professionals worldwide serving in finance, accounting, treasury, tax or investor relations roles.

  •
  Standards of Professional Conduct for Legal Personnel, attached to this Proxy Statement as Exhibit H. These Standards of Professional Conduct apply to all lawyers who perform services for the Company, and require lawyers to report evidence of any material violation of law either to the Company's Qualified Legal Compliance Committee or "up the corporate ladder" until the attorney receives an appropriate response.

        The Corporate Governance Committee and the Audit Committee monitor compliance with the Code of Business Conduct, the Code of Ethics for Financial Personnel, the Standards of Professional Conduct for Legal Personnel, and other internal policies and guidelines. This includes overseeing the Company's Ethics Program, which includes a comprehensive and anonymous Internet and telephone-based reporting tool that assists management and employees to work together to address complaints regarding accounting, internal audit controls and fraud, and investigating complaints, when appropriate information is brought to the attention of the particular committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investors' Rights Agreements

        On October 20, 2000, the Company entered into a Strategic Investment Agreement with Macrovision Corporation. Under the terms of this agreement, if we propose to register any of our securities under the Securities Act of 1933, as amended, we must give Macrovision 30 days' prior notice of registration and include a portion of its shares of Common Stock in the registration. Additionally, upon written demand of Macrovision, we will be required to file a registration statement on Form S-3 or any similar short-form registration statement if requested to do so by Macrovision, provided that the aggregate offering price for the securities to be sold is more than $1,000,000. Furthermore, we are only required to effect two demand registrations on Form S-3 within any 12-month period. Macrovision cannot demand that we file a registration statement prior to the date 180 days following the effective date of any registration statement filed by us.

        On October 20, 2000, the Company entered into a Strategic Investment Agreement with Koninklijke Philips Electronics N.V. Under the terms of this agreement, if we propose to register any of our securities under the Securities Act of 1933, as amended, we must give Philips 30 days' prior notice of registration and include a portion of its shares of Common Stock in the registration. Additionally, upon written demand of Philips, we will be required to file a registration statement on Form S-3 or any similar short-form registration statement if requested to do so by Philips, provided that the aggregate offering price for the securities to be sold is more than $1,000,000. Furthermore, we are only required to effect two demand registrations on Form S-3 within any 12-month period. Philips cannot demand that we file a registration statement prior to the date 180 days following the effective date of any registration statement filed by us.

        All expenses in effecting these registrations will be borne by us, excluding underwriting discounts, selling commissions and stock transfer taxes, which shall be borne proportionately by the holders of the securities that have been registered. These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares included in the registration. We have agreed to indemnify each of Macrovision and Philips with respect to these registration rights, and each of Macrovision and Philips has agreed to indemnify us, against liabilities under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or other applicable federal or state law.

Transactions with Directors and Executive Officers

        Under Section 145 of the General Corporation Law of the State of Delaware, the Company has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended. Section 7 of the Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that, to the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no directors of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Article IX of the Company's Amended and Restated Bylaws, as amended, also provides for mandatory indemnification of its directors, officers, employees and agents to the fullest extent permissible under General Corporation Law of the State of Delaware. Delaware law provides that directors of a company will not be personally liable to the company or its stockholders for monetary damages for breach of their fiduciary duties as directors, except liability for (a) any breach of their duty of loyalty to the company or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful payments of dividends or unlawful stock repurchases or redemptions or (d) any transaction from which the directors derived an improper personal benefit. The Amended and Restated Bylaws, as amended, further provide that such right of indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company. Responsibility for determinations with respect to such indemnification will be made by the Company's Board of Directors.

        The Company has entered into an agreement with each of its directors and executive officers that requires the Company to indemnify such persons against any expense, liability or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments or other charges imposed thereon, and any federal state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payment under such agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in, or preparing for any of the foregoing in, any proceeding relating to any event or occurrence by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company in certain capacities. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder. The Company also has obtained a policy of directors' and officers' liability insurance that insures the Company's directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

        All related party transactions between the Company and its officers, directors, principal stockholders and affiliates will be reviewed, considered, and approved, rejected or qualified by the corporate governance committee, a committee of the Board of Directors, the membership of which is a majority of the disinterested, non-employee directors on the Board of Directors. The corporate governance committee has determined, as a general rule, that transactions between the Company and its officers, directors, principal stockholders and affiliates should be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

        The Company amended its existing license agreements with Koninklijke Philips Electronics N.V. ("Philips") in October 2002. Philips beneficially owns more than five percent of the Company's Common Stock. At the time of this transaction, Alty van Luijt was both a director of Digimarc and the senior vice president for strategy and business development with Philips Corporate Research, a unit of Koninklijke Philips Electronics N.V. The amendments to the license agreements were reviewed and approved by an independent committee of disinterested non-employee directors of the Company and were determined to be fair and commercially reasonable as to their terms and conditions and to be in the best interests of the Company. The material economic terms of the amended license agreements include market-based royalty rates, annual minimums, field of use, and similar scope and economic terms. The Company believes that its license agreements, as amended, with Philips are immaterial to the Company as a whole. The Company enters into licensing agreements with various third parties, including Philips, in connection with its intellectual property in the ordinary course of its business. The Company's license agreements with Philips have not generated material revenue to date for the Company. For example, in 2003 well under 1% of the Company's total revenue was received from Philips pursuant to the license agreements. The terms of the amendments are no more advantageous than those the Company would normally negotiate with other independent third parties and do not afford Philips a competitive advantage over other licensees.

        Digimarc and Indraneel Paul, one of our executive officers, entered into two loans in 2002 in connection with Mr. Paul's relocation to facilities located in Massachusetts. With regard to such loans, the first loan was entered into on July 1, 2002, is in the principal amount of $100,000, has an interest rate of 6.75 percent per year, and is not due and payable to the Company until June 30, 2006. At maturity, the principal amount, plus interest, shall be $130,897.38. The largest aggregate amount outstanding under such loan was $112,501.24 as of as of March 31, 2004. With regard to the second loan, repayment of the principal amount of $260,000, and interest at a rate of 4.99 percent per year, will be forgiven on a pro-rata basis over a term of four years from July 1, 2002 provided Mr. Paul remains our full-time employee. In addition, cash payments will be made to Mr. Paul to offset state and federal taxes associated with the forgiveness of the loan. The loan will be forgiven in full if Mr. Paul is terminated for any reason other than "just cause," provided, however, that if Mr. Paul voluntarily leaves his employment for any reason, or if Mr. Paul is terminated "for cause," then the outstanding balance of the loan shall accelerate and he will be responsible for paying the outstanding principal balance, plus any interest that is accrued and unpaid, in full within 90 days of the date of his departure. As of December 31, 2003, $71,837 had been forgiven to Mr. Paul and $35,865 paid to Mr. Paul to offset state and federal taxes pursuant to such loan. The largest aggregate amount outstanding under such loan was $260,000 as of July 1, 2002. As of March 31, 2004, $157,920.56 remained outstanding under such loan.

        Effective as of October 1, 2003, Digimarc ID Systems, LLC entered into a Separation and Release Agreement with John A. Munday, the former President of Digimarc ID Systems International, a subsidiary of Digimarc ID Systems, LLC. Pursuant to the terms of the agreement, Mr. Munday received an aggregate severance amount of $97,916, equal to five months of salary, plus two weeks pay in lieu of notice, earned and unused/unpaid vacation and bonus pay, and reimbursement for certain insurance benefits, outplacement services, and attorneys fees. In consideration for these payments, Mr. Munday agreed to routine non-solicitation, non-compete, and release terms.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of our Common Stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

        To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations from certain Reporting Persons, during the year ended December 31, 2003, all of the Reporting Persons complied with applicable Section 16(a) filing requirements, except for the following:

  •
  Philip J. Monego, Sr., inadvertently filed two Form 4s late, each by one day, reflective of two sales transactions that were not reported on a timely basis.

        Submitted by the Corporate Governance Committee of the Company's Board of Directors:

  Peter W. Smith
  Brian J. Grossi
  Philip J. Monego, Sr.
  James T. Richardson
  Jim Roth

ADDITIONAL MATTERS

Stockholder Proposals

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor to the Secretary of the Company. To be timely for the 2005 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company no earlier than January 16, 2005 and no later than February 15, 2005.

        Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Company not later than December 2, 2004 in order to be considered for inclusion in the Company's proxy materials for that meeting.

        Discretionary Authority.    The proxies to be solicited by the Company through its Board of Directors for the 2005 Annual Meeting of Stockholders will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if the Company fails to receive notice of such stockholder's proposal for the meeting by February 15, 2005.

Form 10-K

        A copy of our Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. We will provide, without charge upon the written request of any beneficial owner of shares of our Common Stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2003. Written requests should be mailed to the Robert P. Chamness, Secretary, Digimarc Corporation, 19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon 97062.

Other Materials

        All materials filed by us with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or through the Securities and Exchange Commission's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Other Business

        The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. We urge you to promptly execute and return the accompanying proxy in the envelope, which has been enclosed for your convenience. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                      By Order of the Board of Directors,

                      Bruce Davis
                       Chief Executive Officer

Tualatin, Oregon
April 1, 2004

EXHIBIT A TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good governance practices, the Audit Committee regularly reviews its charter and recommends to the Board of Directors changes to the charter. The Audit Committee reviewed its charter and made recommendations in December 2002 to take into account the adoption of the Sarbanes-Oxley Act of 2002. The Board of Directors adopted changes to the charter in April 2003 to implement the broader scope and authorities contemplated by that act.

DIGIMARC CORPORATION AUDIT COMMITTEE CHARTER

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Digimarc Corporation (the "Company") is responsible for overseeing the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, the audits of the financial statements of the Company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) engaged to prepare or issue an audit report on the financial statements of the Company or perform other audit, review or attest services for the Company.

MEMBERSHIP

        The membership of the Committee shall consist of at least three directors who are independent and who are able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual's possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of a director. Applicable laws and regulations shall be followed in evaluating a member's independence. Each member of the Committee as well as the chairperson of the Committee shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

        The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the financial and legal personnel of the Company, and the Company's management. This communication shall include regularly scheduled private executive sessions with each of these parties. The Committee chairperson shall report on Committee activities to the full Board.

EDUCATION

        The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

        In discharging its oversight role, the Committee is empowered to conduct or authorize investigations of any matter brought to its attention and the Committee has the authority to engage independent counsel or other advisors, as it determines necessary to carry out its duties.

RESPONSIBILITIES

        The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to the extent necessary, including to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be incorporated as Attachment A to this Charter.

        In addition, the Committee shall review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers applicable to Nasdaq listed issuers.

        The Committee relies on the expertise and knowledge of management of the Company and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures, and controls.

        Effective October 16, 2003, the Board adopted the "Audit and Non-Audit Services Pre-Approval Policy", which amends and supplements this Charter and the Responsibilities Checklist, and is set forth in Attachment B to this Charter.

        The Board and the Committee are in place to represent the Company's stockholders. Accordingly, the public accounting firm is ultimately accountable to the Board and the Committee.

Attachment A

AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

WHEN PERFORMED Audit Committee Meetings

		Q1	Q2	Q3	Q4	A/N
1	The Committee will perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.					x

2	The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it as it determines necessary to carry out its duties.					x

3	The Committee shall meet no fewer than four times a year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.	x	x	x	x	x

4	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, the General Counsel and the public accounting firm.	x	x	x	x	x

5	The Committee will provide an open avenue of communication between the internal auditors, the public accounting firm, Finance management and the Board of Directors. The Committee will report actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					x

6	The Committee will review the Audit Committee Charter and update the Audit Committee Responsibilities Checklist annually and update them as necessary.				x

7	The Committee will provide a report in the Company's proxy statement in accordance with the requirements of the Securities and Exchange Commission ("SEC").		x

8	The Committee will include a copy of the Audit Committee Charter and Audit Committee Responsibilities Checklist as an appendix to the proxy statement at least once every three years.					x

9	The Committee will appoint, retain, approve the compensation of, and provide oversight of the public accounting firm (including resolution of disagreements between management and the auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.	x	x	x	x

10	The Committee will review and advise on the appointment or change of key personnel in Financial management.					x

11	The Committee will confirm annually the independence of the public accounting firm, and quarterly review the firm's non-audit services and related fees. The Committee shall require that the public accounting firm at least annually provide a formal written statement delineating all relationships between the public accounting firm and the Company consistent with the rules of the National Association of Securities Dealers ("NASD") applicable to Nasdaq listed issuers and request information from the public accounting firm and management of the Company to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the auditors.	x	x	x	x

12	The Committee will verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.				x

13	The Committee will review the independence of each Committee member based on NASD and other applicable rules.				x

14	The Committee will inquire of Finance management, the General Counsel, and the public accounting firm about significant financial risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company, and the Committee will also inquire of Finance management, the General Counsel, and the public accounting firm about the effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company's financial statements.					x

15	The Committee will review with the public accounting firm and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.	x

16	The Committee will consider and review with the public accounting firm, Financial management and the General Counsel:

a.  The adequacy of the Company's internal controls including computerized information system controls and security.
	b. Any related significant findings and recommendations of the public accounting firm and internal audit together with management's responses thereto.			x

17	The Committee will review with Finance management any significant changes to GAAP and/or related policies or standards.	x	x	x	x

18	The Committee will review with Finance management and the public accounting firm at the completion of the annual audit:
a.  The Company's annual financial statements and related footnotes.
b.  The public accounting firm's audit of the financial statements and its report thereon.
c.  Any significant changes required in the public accounting firm's audit plan.
d.  Any difficulties or disputes with management encountered during the course of the audit.
e.  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.
	f. Any deficiency in, or suggested improvement to, the procedures or practices employed by the Company as reported by the public accounting firm in its annual management letter.	x				x

19	The Committee will review with the management and the public accounting firm at least annually the Company's critical accounting policies, alternative treatments of financial information and other material written communications between the public accounting firm and management.	x				x

20	The Committee will review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.	x				x

21	The Committee will consider and review with Finance management and the General Counsel:
a.  Significant findings during the year and management's responses thereto.
b.  Any difficulties encountered in the course of their reviews, including any restrictions on the scope of their work or access to required information.
	c. Any changes required in planned scope of their review.					x

22	The Chairman and a quorum of the Audit Committee will participate in an in-person or telephonic meeting among Finance management and the public accounting firm prior to earnings release.	x	x	x	x

23	The Committee will review the periodic reports of the Company with Finance management, the General Counsel and the public accounting firm prior to filing of the reports with the SEC.	x	x	x	x

24	In connection with each periodic report of the Company, the Committee will review:
a.  Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	x	x	x	x	x

25	The Committee will review filings (including interim reporting) with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.	x	x	x	x	x

26	The Committee will monitor the appropriate standards adopted as a code of conduct for the Company, and review with Finance management and the General Counsel the results of the review of the Company's activities to monitor compliance with such standards and its compliance policies.	x				x

27	The Committee will review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.					x

28	The Committee will meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Committee.	x	x	x	x

29	The Committee will meet with the General Counsel in executive sessions to discuss any matters that the Committee or the General Counsel believe should be discussed privately with the Audit Committee.					x

30	The Committee will meet with Finance management in executive sessions to discuss any matters that the Committee or Finance management believe should be discussed privately with the Audit Committee.					x

31	The Committee will discuss with the public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.	x	x	x	x

32	The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the public accounting firm to the Company, other than as may be allowed by applicable law.					x

33	The Committee will establish and review procedures for:
(a)  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and
	(b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.					x

A/N  As Needed

Attachment B

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.    Statement of Principles

        As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, and as provided in the Charter of the Audit Committee of the Board of Directors, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor. In connection with such responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditor. As part of the pre-approval process, the Audit Committee shall consider whether the services to be performed by the auditor are consistent with the SEC's rules on auditor independence.

        The Audit Committee shall pre-approve, by resolution, the type and amount of Audit, Audit-related, Tax and All Other Services to be performed by the Company's independent auditor. The term of such pre-approval is 12 months from the date of pre-approval, unless otherwise specified in such resolutions. The Audit Committee shall adopt its pre-approval resolutions at least annually and may modify the types and amount of services as it determines in its discretion.

II.    Delegation

        As contemplated by the Sarbanes-Oxley Act and applicable SEC rules, the Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to approve the engagement of the independent auditor to provide non-audit services as permitted by the Sarbanes-Oxley Act, to the extent that such non-audit services are not pre-approved as set forth in this Policy and if such engagement is less than $25,000.00. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.    Audit Services

        The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company's consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

        In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may pre-approve other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.    Audit-Related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee may pre-approve Audit-related services, including, among others, due diligence services pertaining to potential business acquisitions and dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V.    Tax Services

        The Audit Committee may pre-approve those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee may consult with management or its independent advisors, including counsel, to determine that the tax planning and reporting positions are consistent with this Policy.

VI.    All Other Services

        The Audit Committee may pre-approve all Other Services that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

VII.    Prohibited Services

        A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The independent auditors shall not provide any of these services to the Company.

VIII.    Pre-Approval Fee Levels or Budgeted Amounts

        Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and reviewed as the Audit Committee deems appropriate. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee, or its designee pursuant to Section II hereof. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee shall consider the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as Other Services.

IX.    Procedures

        All requests or applications for services to be provided by the independent auditor will be submitted to the Chief Financial Officer and shall include a description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have been pre-approved by the Audit Committee. The Audit Committee will be informed on a periodic basis of the services rendered by the independent auditor. The Chief Financial Officer shall consult as necessary with the Chairman of the Audit Committee in determining whether any particular service has been pre-approved by the Audit Committee.

        The Audit Committee has designated the Chief Financial Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of such monitoring. The Chief Financial Officer will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Chief Financial Officer.

EXHIBIT 1

PROHIBITED NON-AUDIT SERVICES

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

EXHIBIT B TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good governance practices, the Compensation Committee periodically reviews its charter and recommends to the Board of Directors changes to the charter. The Compensation Committee reviewed its charter and made recommendations in July 2003 to take into account the adoption of the Sarbanes-Oxley Act of 2002. The Board of Directors adopted this charter in July 2003, and amended it in October 2003, to implement the broader scope and authorities contemplated by that act.

DIGIMARC CORPORATION COMPENSATION COMMITTEE CHARTER

        The Board of Directors (the "Board") of Digimarc Corporation (the "Company") has delegated to the Compensation Committee (the "Committee") responsibility for overseeing the compensation practices of the Company, and such other duties and functions as directed by the Board from time to time or as are consistent with this charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The Committee's role includes a particular focus on the compensation of executive officers and non-employee directors of the Company and the administration of the stock option plans and significant employee benefit programs of the Company.

        Delegation by the Board of responsibilities to the Committee shall not exclude the Board from any action permitted to be take by the Board under governing law, rules or regulations applicable to the Company.

MEMBERSHIP

        The membership of the Committee shall consist of at least two directors who are "independent", as such term is defined by the SEC and Nasdaq rules, and who are well versed in executive compensation and incentive programs. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of a member of this Committee. Applicable laws and regulations shall be followed in evaluating a member's independence. Each member of the Committee, as well as the chairperson of the Committee, shall be appointed and may be removed by a majority of the members of the Board.

COMMUNICATIONS/REPORTING

        The Committee is expected to maintain free and open communication with the management and legal personnel of the Company. This communication shall include, at the discretion of the Committee, regularly scheduled private executive sessions with such personnel. The Committee chairperson shall report on Committee activities to the full Board. Any compensation or other expert firms retained by the Committee shall report directly to the Committee.

EDUCATION

        The Company is responsible for providing the Committee with resources related to compensation programs and incentive programs, and other material that may be requested by the Committee. The Company shall assist the Committee in obtaining appropriate compensation information.

AUTHORITY

        In discharging its oversight role, the Committee is empowered to conduct or authorize investigations of any matter within its delegated authority brought to its attention and the Committee has the authority to engage counsel or other advisors, as it determines necessary to carry out its duties.

RESPONSIBILITIES

        The Committee's specific responsibilities are delineated below:

  1.
  to review and determine, at least annually, the compensation for the Chief Executive Officer ("CEO") and other executive officers of the Company, to assure that they are compensated and motivated effectively in a manner consistent with the Company's business objectives, competitive practices and trends, the requirements of appropriate regulatory bodies, the compensation strategy of the Company, and fiduciary and corporate responsibilities, including internal equity considerations,

  2.
  to grant such options or other equity compensation as it deems appropriate under the Company's various stock incentive and other benefit or equity plans for purposes of retaining key employees and rewarding performance,

  3.
  to review and recommend to the Board appropriate levels of cash and equity compensation for service on the Board,

  4.
  to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations, and

  5.
  to review and approve for the Company's executive officers employment agreements, severance agreements and change of control agreements/provisions, in each case as, when and if appropriate.

        In carrying out the purposes set forth above, the Committee may, among other things, take the following actions, to the extent not otherwise required under applicable law, rules or regulations:

  •
  Review annually and approve the Company's compensation strategy to assure that executive officers are rewarded appropriately for the contributions to the Company's growth and profitability, and that the executive compensation strategy supports Company objectives.

  •
  Review and approve annually the corporate goals and objectives relevant to the Compensation of the CEO, evaluate the CEO's performance in light of those goals and objectives, and provide a report thereon to the Board. In determining long-term incentive compensation of the CEO, the Committee will consider, among other factors, the Company's performance, relative stockholder return, the value of similar incentive rewards to CEO's at comparable companies, and the awards given to the CEO in prior years.

  •
  Determine the individual elements of total compensation for the CEO and other executive officers as the Committee determines to be appropriate.

  •
  Assure that the bonus program for senior executives is administered in a manner consistent with the Company's compensation strategy and the program's terms with respect to participation levels, targeted annual incentive awards, performance goals, and actual awards paid to participants.

  •
  Review, propose, recommend, oversee and, to the extent authorized, administer all equity-related incentive plans and bonus plans.

  •
  Annually report to the Board on share usage, dilution, and proxy disclosures.

  •
  Annually review with management employee compensation strategies, benefits, and equity programs.

  •
  Review and recommend to the Board the cash and equity compensation for members of the Board.

  •
  Prepare a report to be included in the Company's proxy statement for each annual meeting that describes the Company's executive compensation policies and practices.

  •
  In consultation with and based on advice of counsel, as needed, monitor other disclosures regarding compensation in the Company's proxy statement.

  •
  Review executive compensation for compliance with Section 16 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code, as each may be amended from time to time, and any other applicable law, rules, and regulations.

  •
  Review employment and severance agreements involving executive officers.

  •
  In consultation with the CEO and Human Resources, review the talent development process within the Company to assure that it is effectively managed. Senior management will provide a report to the Committee regarding its review process and plans for retention and advancement of high potential individuals to assure that there is a sufficient pool of qualified internal candidates to fill senior and leadership positions, and to ensure that there is a succession planning process implemented within the Company.

  •
  Periodically review the adequacy of the charter adopted for the Committee by the Board, and recommend changes to the Board as necessary.

  •
  Periodically review the Committee's performance.

  •
  Meet on a regular basis (at least quarterly or on a more frequent basis as appropriate) and report to the Board on the Committee's activities.

  •
  Obtain advice and assistance, as needed, from internal and external legal, accounting, or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment.

  •
  Delegate responsibilities to subcommittees of the Committee as necessary and appropriate.

        The Committee relies on the expertise and knowledge of management of the Company and compensation experts in carrying out its oversight responsibilities. Management of the Company is responsible to present complete and accurate information to the Committee. It is not the duty of the Committee to plan or conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures, and controls.

        The Board and the Committee are in place to represent the Company's stockholders.

EXHIBIT C TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good governance practices, the Board established a Nominating Committee in May of 2002. The Nominating Committee periodically reviews its charter and recommends to the Board of Directors changes to the charter as necessary. The Nominating Committee made recommendations to the Board of Directors for changes to the Nominating Committee's charter in July 2003. The Board of Directors adopted this revised charter in December 2003.

DIGIMARC CORPORATION NOMINATING COMMITTEE CHARTER

        The Board of Directors (the "Board") of Digimarc Corporation (the "Company") has delegated to the Nominating Committee (the "Committee") responsibility for optimizing the composition, competence and integrity of the Board and its committees by searching for and recommending individuals for election to the Board, and such other duties and functions as directed by the Board from time to time or as are consistent with this charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The Committee's role includes responsibility for Board development, including the need to attract and elect independent members of the Board with expertise in areas supportive of and consistent with the strategic initiatives of the Company. The Committee is directly responsible for identifying, screening and recruiting individuals qualified to become Board members.

        Delegation by the Board of responsibilities to the Committee shall not exclude the Board from any action permitted to be taken by the Board under governing law, rules or regulations applicable to the Company.

MEMBERSHIP

        The membership of the Committee shall consist of at least three directors who are "independent", as such term is defined by the SEC and Nasdaq rules. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of a member of this Committee. Applicable laws and regulations shall be followed in evaluating a member's independence. Each member of the Committee, as well as the chairperson of the Committee, shall be appointed and may be removed by a majority of the directors currently serving on the Board.

COMMUNICATIONS/REPORTING

        The Committee is expected to maintain free and open communication with the management of the Company. This communication shall include, at the discretion of the Committee, regularly scheduled private executive sessions with management. The Committee chairperson shall report on Committee activities to the full Board. Any executive search firm or other experts retained by the Committee shall report directly to the Committee.

EDUCATION

        The Company is responsible for providing the Committee with resources necessary to carrying out the duties of the Committee. This includes any assessments, process assistance and other materials, as may be requested by the Committee. The Company shall assist the Committee in obtaining access to recruitment materials and strategic information.

AUTHORITY

        In discharging its responsibilities, the Committee is empowered to conduct and/or authorize retained searches. The Committee has the authority to engage other advisors, as it determines necessary to carry out its duties.

RESPONSIBILITIES

        The Committee's specific responsibilities in carrying out its Board development role include:

  1.
  establishing and executing a strategic plan for Board development,

  2.
  soliciting and recommending individuals for election to the Board,

  3.
  managing the solicitation and screening process, including the retention of any retained search firms, as they deem appropriate, and

  4.
  discussing with individual candidates appropriate terms and conditions for joining the Board, including compensation-related issues.

        In carrying out the purposes set forth above, the Committee may, among other things, take the following actions, to the extent not otherwise required under applicable law, rules or regulations:

  •
  Identify qualified candidates for the Board, evaluate candidates, and recommend to the Board director nominees to be recommended for election by the stockholders at the Company's annual meeting.

  •
  As the need arises to fill vacancies, actively seek individuals qualified to become members of the Board.

  •
  Establish criteria for identifying and selecting individuals who may be nominated to the Board, which shall reflect at a minimum all applicable laws, rules, regulations, and listing standards.

  •
  Consider unsolicited nominations for Board membership in accordance with the guidelines established by the Committee.

  •
  Consider appropriate criteria, including a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board.

  •
  Identify director nominees who shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and, together with other nominees and members, shall effectively serve the stockholder's long-term interests and contribute to the Company's overall corporate goals.

  •
  Review from time to time the skills and characteristics necessary and appropriate for directors in the context of the Board's current composition, including such factors as business experience and other skills that would enhance the Board's effectiveness.

  •
  In consultation with the Board and the CEO, as appropriate, either the Nominating Committee, as a whole, or a subcommittee thereof may evaluate and consider potential successors to the CEO, and in the event of a vacancy, screen and nominate candidates to be CEO. The Committee may also provide an annual report to the Board on CEO succession.

  •
  Review and advise on the appropriateness of the size of the Board relative to its various responsibilities.

  •
  Periodically review the adequacy of the charter adopted for the Committee by the Board, and recommend changes to the Board as necessary.

  •
  Periodically review the Committee's performance.

  •
  Meet on a regular basis and report to the Board on the Committee's activities.

  •
  Obtain advice and assistance, as needed, from internal and external legal, accounting, or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment.

  •
  Delegate responsibilities to subcommittees of the Committee as necessary and appropriate.

        Effective January 1, 2004, the Board adopted the "Policy on Director Nominations, Communications with Shareholder, Attendance at the Annual Meeting, and Provision of Certain Company Information", which amends and supplements this Charter and is set forth in Attachment A to this Charter.

Attachment A

Policy on Director Nominations, Communications with Shareholders,
Attendance at the Annual Meeting, and Provision of Certain Company Information

        The following policy is adopted by the Board of Directors (the "Board") of Digimarc Corporation (the "Company") to establish certain procedures and to address certain other matters in connection with SEC rules relating to the director nomination process and other matters, which became effective January 1, 2004.

I. Information Regarding the Company's Director Nomination Process

A. Nominating Committee Charter

        The Company shall make available a current copy of the Nominating Committee Charter to any stockholder: (1) upon the written request of such stockholder to the Secretary of the Company, at the address of the Company's principal executive offices; and (2) by making such charter available on the Company's website at www.digimarc.com.

B. Consideration of Director Candidates Recommended by Stockholders

        The Nominating Committee welcomes and encourages recommendations of director candidates from Digimarc's stockholders. The Nominating Committee will consider any director candidates recommended by stockholders of the Company, provided the information regarding director candidates who are recommended by stockholders is submitted to the Nominating Committee in compliance with this policy.

C. Procedures for Submission of Director Candidates Recommended by Stockholders to the Nominating Committee

        Director candidate nominations from stockholders must be provided in writing and must include (a)(1) the candidate's name, age, business address and residence address, (2) the candidate's biographical information, including educational information, principal occupation or employment, past work experience (including all positions held during the past five years), personal references, and service on boards of directors or other material positions that the candidate currently holds or has held during the prior three years, (3) the class and number of shares of the Company which are beneficially owned by the candidate, (4) any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member, and (5) any other information pertinent to the qualification of the candidate, and (b)(1) the name and record address of the stockholder making the recommendation, and (2) the class and number of shares of the Company which are beneficially owned by such stockholder and the period of time such shares have been held, including whether such shares have been held for in excess of one year prior to the date of the recommendation. These director candidate recommendation materials are to be sent to the Secretary of the Company, at the address of the Company's principal executive offices, and may be submitted at any time.

D. Qualifications of Board Candidates

        The Nominating Committee shall consider a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board. In evaluating nominees, the Committee will consider a candidate's independence, character, and acumen and may, if appropriate, establish areas of core competency of the Board. High personal and professional ethics, integrity and values are important attributes, as are good judgment, sound business experience, and a demonstrated commitment to representing the long-term interests of stockholders. An inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom, and mature judgment are also valued. The Committee will also review from time to time the skills and characteristics necessary and appropriate for directors in the context of the Board's current composition, including such factors as business experience, domestic or international background and experience, diversity and diverse perspective, knowledge or experience in areas such as technology, systems integration, operations, finance or marketing, and other skills that would enhance the Board's effectiveness.

        A majority of Board of Directors will be "independent directors" pursuant to SEC and Nasdaq rules, and as such, the overall composition of the Board is also a consideration. The term "independent director" means a person other than an officer or employee of the Corporation or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Corporation also recognizes, however, that Directors who do not meet the independence standards also make valuable contributions to the Board and to the Corporation by reason of their experience, knowledge and familiarity with the Corporation.

        Directors are expected to devote sufficient time to carry out their duties and responsibilities effectively. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with his/her service as a Director. Each Board member is expected to attend at least 75% of all Board and committee meetings. If attendance in person is not feasible, participation telephonically is permitted in conformity with applicable law.

        There is no specific number of qualifications, qualities or skills that are necessary for a director candidate to possess, other than those that are necessary to meet specific SEC or Nasdaq requirements.

E. Process for Identification and Evaluation of Director Candidates

        The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting those candidates against the factors described above, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and approval final candidates and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. The Nominating Committee also will identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, shall effectively serve the stockholder's long-term interests and contribute to the Company's overall corporate goals. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

        The Nominating Committee will respond promptly, and in any event, within 60 days of the submission to the Committee. Interim inquiries with respect to status and timing can be submitted to the Secretary of the Company by phone or electronically.

II. Process for Stockholders to Send Information to the Board

        The Board solicits and encourages all forms of information to be provided to the Board and/or its members. All such communications shall be in written form, addressed to the Board or to one or more individual members of the Board, and sent care of the Secretary of the Company, at the address of the Company's principal executive offices or via fax to (503) 885-9880. The Secretary of the Company shall promptly provide all such communication to the applicable member(s) of the Board or the entire Board.

III. Policy Regarding Board Member Attendance At Annual Meetings

        The Board's policy with regard to Board members' attendance at annual meetings is to encourage attendance at such annual meetings. Candidates for election to the Board should exercise their best efforts to attend the annual meeting.

EXHIBIT D TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good governance practices, the Board established a Corporate Governance Committee in April of 2003. The Corporate Governance Committee will periodically review its charter and recommend to the Board of Directors changes to the charter.

        The Corporate Governance Committee made recommendations for its initial charter in July 2003 to take into account the scope of the Company's compliance program adopted in October 2002 and the broad mandates of the Sarbanes-Oxley Act of 2002. The Board of Directors adopted this charter in July 2003 and amended it in October 2003 to provide additional oversight for the compliance program and to implement the broader scope and requirements for corporate governance contemplated by the Sarbanes-Oxley Act of 2002.

DIGIMARC CORPORATION CORPORATE GOVERNANCE COMMITTEE CHARTER

        The Board of Directors (the "Board") of Digimarc Corporation (the "Company") has delegated to the Corporate Governance Committee (the "Committee") responsibility for overseeing the quality and integrity of the corporate governance practices of the Company, and such other duties and functions as directed by the Board from time to time or as are consistent with this charter, the Company's Amended and Restated Bylaws, as amended, and governing law, rules and regulations. The Committee's role includes the review, monitoring, and general oversight regarding corporate policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements.

        The Committee is directly responsible for oversight of the Company's corporate and other compliance programs. This oversight responsibility includes monitoring compliance with the Sarbanes-Oxley Act of 2002, which increases the scrutiny of corporations and places an increased emphasis on good corporate governance, including express requirements for the promulgation of certain policies and procedures and Board oversight regarding them. The Committee also oversees the structure and evaluation of the Board and its committees, and the development, monitoring, and enforcement of the corporate governance principles applicable to the Company.

        Delegation by the Board of responsibilities to the Committee shall not exclude the Board from any action permitted to be taken by the Board under governing law, rules or regulations applicable to the Company.

MEMBERSHIP

        The membership of the Committee shall consist of at least three directors who are "independent", as such term is defined by the SEC and Nasdaq rules. At least one member shall also be a member of the Audit Committee of the Board, and the Company shall employ no members, directly or indirectly. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of a member of this Committee. Applicable laws and regulations shall be followed in evaluating a member's independence. Each member of the Committee, as well as the chairperson of the Committee, shall be appointed and may be removed by a majority of the members of the Board.

COMMUNICATIONS/REPORTING

        The Committee is expected to maintain free and open communication with the management, financial and legal personnel of the Company. Free and open communication shall include, at the discretion of the Committee, regularly scheduled private executive sessions with such personnel. The

Committee chairperson shall report on Committee activities to the full Board. Any counsel or other experts or advisors retained by the Committee shall report directly to the Committee.

EDUCATION

        The Company is responsible for providing the Committee with educational resources related to corporate governance principles and procedures, current legal and regulatory topics pertinent to the Company, and such other material as the Committee may request. The Company shall assist the Committee in obtaining appropriate regulatory information.

AUTHORITY

        In discharging its oversight role, the Committee is empowered to conduct or authorize investigations of any matter brought to its attention and the Committee has the authority to engage counsel or other advisors, as it deems appropriate to carry out its duties.

RESPONSIBILITIES

        The Committee shall have jurisdiction to review, monitor and provide oversight with regard to all issues of corporate governance not specifically delegated to the Audit Committee by statute, rule or regulation or by charter. The Committee shall have express jurisdiction with regard to issues including, but not limited to:

  1.
  codes of business conduct and ethics

  2.
  standards of employee behavior

  3.
  conflicts of interest

  4.
  interested party transactions

  5.
  corporate opportunities

  6.
  corporate compliance with laws and regulations

  7.
  corporate policies, procedures and compliance manuals

  8.
  corporate trade practices, both domestic and international

  9.
  complaints and concerns regarding improper or unethical conduct

  10.
  the activities specified for a Qualified Legal Compliance Committee pursuant to the rules of the SEC, including as set forth in Appendix A attached hereto, and

  11.
  such other matters as the Board shall designate from time to time.

        The Committee's specific duties and responsibilities in carrying out its oversight role may include the following activities, to the extent not otherwise required under applicable law, rules or regulations:

  •
  Review and assess the adequacy of the Company's policies and practices on corporate governance and recommend any proposed changes to the Board for approval.

  •
  Review and assess the adequacy of the Company's Code of Conduct, the Code of Ethics for Financial Professionals, and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company's culture and business practices.

  •
  Review the Company's business practices, particularly as they relate to preserving the good reputation of the Company. The Company's senior management shall provide regular reports to the Committee.

  •
  Develop and recommend to the Board appropriate criteria for determining director independence, to the extent not already provided for by statute or by rule or regulation of the SEC or NASDAQ.

  •
  Monitor and report to the Board on the independence of the Board.

  •
  Review and take appropriate action on any potential conflict of interest or interested party transaction between a director and the Company

  •
  Review from time to time the Board's committee structure and recommend to the Board the number, identity, and responsibilities of Board committees.

  •
  Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

  •
  Develop and recommend to the Board for its approval an annual evaluation process for the Board and its committees, and oversee this evaluation process.

  •
  Review adherence by directors to corporate guidelines regarding transactions with the Company.

  •
  Monitor the orientation and continuing education programs for directors.

  •
  Review the Committee's performance, periodically assess the adequacy of its charter, and recommend changes to the Board as needed.

  •
  Meet on a regular basis and report to the Board on the Committee's activities.

  •
  Obtain advice and assistance, as needed, from internal and external legal, accounting, or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment.

  •
  Delegate responsibilities to subcommittees of the Committee as necessary and appropriate.

  •
  Perform all of the activities specified for a Qualified Legal Compliance Committee, specified in Appendix A.

        The list of responsibilities will be updated from time to time, to the extent necessary, to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices.

        In addition, the Committee may review the policies and procedures adopted by the Company to fulfill its responsibilities and applicable rules and regulations of the SEC and NASDAQ.

        The Committee relies on the expertise and knowledge of management of the Company and its outside counsel in carrying out its oversight responsibilities. Management of the Company is responsible for determining that all information and materials provided to the Committee are complete, accurate, and in accordance with regulatory principles. It is not the duty of the Committee to plan or conduct programs to ensure corporate compliance, to determine that policies and procedures are complete and accurate and are in accordance with regulatory principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures, and controls.

        The Board and the Committee are in place to represent the Company's stockholders.

Appendix A

Activities of a Qualified Legal Compliance Committee

        In connection with its role as the Qualified Legal Compliance Committee for the Company, the Committee shall have the following specific authority and responsibility:

  1.
  To adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a "material violation" under §205.3 of Title 17, Chapter II, of the Code of Federal Regulations (the "Part");

  2.
  To inform the Company's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation (except in the circumstances described in §205.3(b)(4) of the Part);

  3.
  To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

  (A)
  Notify the Audit Committee or the full Board;

  (B)
  Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and

  (C)
  Retain such additional expert personnel as the Committee deems necessary; and

  4.
  At the conclusion of any such investigation, to:

  (A)
  Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and

  (B)
  Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted; and

  5.
  Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended the Company to take.

EXHIBIT E TO PROXY STATEMENT

        As part of the commitment of the Corporation and the Board of Directors to good governance practices, the Board adopted these Corporate Governance Guidelines in December of 2003. The Corporate Governance Committee will regularly review these Guidelines and recommend changes to the Board of Directors.

DIGIMARC CORPORATION CORPORATE GOVERNANCE GUIDELINES

        The purpose of these Corporate Governance Guidelines (the "Guidelines") is to provide a framework for the Board of Directors (the "Board") to assist it in connection with governance over the affairs of Digimarc Corporation ("Digimarc" or "Corporation"). In furtherance of this objective, the Board has adopted the following principles as Digimarc's Corporate Governance Guidelines ("Guidelines").

I.    INTRODUCTION

        These Guidelines are part of a framework for the governance of Digimarc. This framework includes, among other things, the Corporation's Second Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Corporation's Amended and Restated Bylaws, as amended (the "Bylaws"), and the charters of the Board committees. These Guidelines are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic process, these Guidelines will be reviewed periodically and may be changed by the Board from time to time.

II.    MISSION

        Digimarc shall aspire to the highest standards of ethical conduct. This includes, to the best of the Corporation's abilities, following through with what Digimarc determines is appropriate to do, including without limitation reporting results with accuracy and transparency and maintaining compliance with all laws, rules and regulations that govern the Corporation's businesses.

III.    BOARD BUSINESS JUDGMENT

        In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be in the best interests of the Corporation and its stockholders. In discharging that obligation, Directors may rely on the honesty and integrity of the Corporation's senior executives and its outside advisors and auditors.

        The Board is elected by the stockholders to be their representatives. Both the Board and management recognize that the stockholders' long-term interests are advanced by responsibly addressing their concerns along with the concerns of other stakeholders essential to the Corporation's success, including employees, customers, business partners, suppliers, the communities in which Digimarc does business, the government and the public.

IV.    GUIDELINES FOR BOARD REVIEW

        The Board may review reports by management on the performance of the Corporation, its plans and prospects, as well as issues facing the Corporation, during its regularly scheduled meetings and any special meetings. Directors are generally expected to prepare for, attend and participate in Board and applicable committee meetings to the maximum extent possible. In addition to its general oversight responsibilities, the Board also may perform a number of specific functions from time to time, as appropriate or as otherwise required, including without limitation the following:

  •
  Selecting, evaluating, and approving the Corporation's senior executives and overseeing succession planning for these executives;

  •
  Reviewing, approving and overseeing fundamental financial and business strategies and major corporate actions;

  •
  Reviewing and approving long-term strategic and business plans, overseeing their execution and evaluating the results of such plans;

  •
  Causing the nomination of Directors, reviewing the structure and operation of the Board, and overseeing effective corporate governance;

  •
  Assessing major risks facing the Corporation and reviewing options for their mitigation; and

  •
  Putting in place processes for maintaining the integrity of the Corporation, including the integrity and transparency of its financial statements, compliance with laws and ethics, the integrity of relationships with customers and suppliers, and relationships with other stakeholders.

V.    SIZE OF BOARD, DIRECTOR QUALIFICATIONS AND SELECTION PROCESS

        The Board is responsible for determining the number of Directors on the Board based upon the needs of the Board and the availability of qualified candidates. The Board has the authority under the Bylaws to set the number of members of the Board, which may be from 5 to 11 Directors. The Board has currently determined the appropriate number of Directors is 9, and may from time to time review the appropriate size of the Board. The Board maintains flexibility to increase the number of Directors in order to accommodate the Board's changing needs and circumstances.

        The Corporation's stockholders elect Directors each year at the Corporation's annual meeting of stockholders. The Board, upon the recommendation of the Nominating Committee or a majority of the Corporation's independent Directors, may select nominees and recommend them for election by the stockholders and the Board may fill any vacancies that may arise between annual stockholder meetings. As part of the selection process, Directors may consider recommendations from other sources of candidates. Candidates to the Board may have diverse backgrounds and experience, which may enhance the quality of the Board, serve the stockholders' long-term interests and contribute to the Corporation's overall corporate goals. The Board may delegate, among other things, the screening process for Board candidates to the Nominating Committee. Stockholders may also propose nominees for consideration.

        In evaluating nominees, Directors may assess the independence, character, and acumen of candidates and may, if appropriate, establish areas of core competency of the Board. High personal and professional ethics, integrity and values are important attributes, as are good judgment, sound business experience, and a demonstrated commitment to representing the long-term interests of stockholders. An inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom, and mature judgment are also valued.

        The Corporation shall endeavor to have a majority of Directors that are "independent directors" pursuant to SEC and Nasdaq rules. The term "independent director" means a person other than an officer or employee of the Corporation or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Corporation also recognizes that Directors who do not meet the independence standards also make valuable contributions to the Board and to the Corporation by reason of their experience, knowledge and familiarity with the Corporation.

        Directors are expected to devote sufficient time to carry out their duties and responsibilities effectively. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with his/her service as a Director.

        The Nominating Committee, from time to time, may review the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and the needs of the Corporation.

        If appropriate and as time allows, new Board members may attend a Director orientation program provided by the Corporation that may include, among other things, written materials, meetings with key management and visits to Corporation facilities. The Corporation also is committed to helping Directors, if appropriate and as time allows, obtain continuing educational programs in connection with their corporate governance responsibilities. The Chief Legal Officer and the Chief Financial Officer of Digimarc are responsible for assisting Directors in connection with the above.

        The Board does not believe that arbitrary term limits on Directors' service are beneficial, nor does it believe that Directors should expect to be re-nominated as a matter of course. The Board believes that a self-evaluation process is a determinative factor in Board tenure.

        Effective January 1, 2004, the Board adopted the "Policy on Director Nominations, Communications with Shareholder, Attendance at the Annual Meeting, and Provision of Certain Company Information", which amends and supplements these Guidelines and is set forth in Attachment A to this Charter.

VI.    BOARD COMMITTEES

        The Board has established the following standing committees to assist the Board in discharging its responsibilities: (i) Audit Committee; (ii) Corporate Governance Committee; (iii) Nominating Committee; and (iv) Compensation Committee. From time to time, the Board may form a new committee or disband a current committee, depending upon the circumstances.

        Each committee shall have and maintain its own written charter, which shall comply with applicable SEC and Nasdaq requirements, if any, and other applicable law, rules and regulations. These charters shall set forth, among other things, the purposes and responsibilities of the committees.

        The charters of the Audit, Corporate Governance, Nominating and Compensation Committees may be published on the Digimarc website (www.digimarc.com), and may be otherwise made available to stockholders, as the Board determines appropriate, upon the written request of a stockholder. The Chairman and the Board are responsible for the appointment of the chairman and members of each committee. The committee chairmen shall report the highlights of their meetings to the Board. The committees may also occasionally hold meetings in conjunction with the Board.

        The number, content, frequency, length and agenda of committee meetings and other matters of committee governance may be determined by the applicable committee chairman, in consultation with the members of each committee and senior management, in light of the authority delegated by the Board to the committee; the committee's charter as approved by the Board; and legal, regulatory, accounting or governance principles applicable to that committee's function. Sufficient time to consider agenda items should be provided. As time permits or as appropriate, materials related to agenda items may be sent to committee members sufficiently in advance of the meeting to allow the members to prepare for discussion of the items at the meeting.

        Audit Committee.    The Audit Committee is responsible for overseeing the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation, the audits of the financial statements of the Corporation, and such other duties as directed by the Board. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on the

Corporation's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) engaged to prepare or issue an audit report on the financial statements of the Corporation or perform other audit, review or attest services for the Corporation.

        Corporate Governance.    The Corporate Governance Committee is responsible for overseeing the quality and integrity of the corporate governance practices of the Corporation, and such other duties and functions as directed by the Board from time to time or as are consistent with its charter, the Corporation's Bylaws, and governing law, rules and regulations. The Corporate Governance Committee's role includes the review of, monitoring of, and general oversight regarding corporate policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements. The Corporate Governance Committee is directly responsible for oversight of the Corporation's corporate and other compliance programs. This oversight responsibility includes monitoring compliance with the Sarbanes-Oxley Act of 2002, which places an increased emphasis on good corporate governance, including express requirements for the promulgation of certain policies and procedures and Board oversight regarding them. The Corporate Governance Committee also oversees the structure and evaluation of the Board and its committees, and the development, monitoring, and enforcement of the corporate governance principles applicable to the Corporation.

        Nominating Committee.    The Nominating Committee is responsible for optimizing the composition, competence and integrity of the Board and its committees by searching for and recommending individuals for election to the Board, and such other duties and functions as directed by the Board from time to time or as are consistent with its charter, the Corporation's Bylaws, and governing law, rules and regulations. The Nominating Committee's role includes responsibility for Board development, including the need to attract and elect independent members of the Board with expertise in areas supportive of and consistent with the strategic initiatives of the Corporation. The Nominating Committee is directly responsible for identifying, screening and recruiting individuals qualified to become Board members.

        Compensation Committee.    The Compensation Committee is responsible for overseeing the compensation practices of the Corporation, and such other duties and functions as directed by the Board from time to time or as are consistent with its charter, the Corporation's Bylaws, and governing law, rules and regulations. The Compensation Committee's role includes a particular focus on the compensation of executive officers and non-employee Directors of the Corporation and the administration of the stock option plans and significant employee benefit programs of the Corporation.

VII.    INDEPENDENCE OF COMMITTEE MEMBERS

        The Audit, Corporate Governance, Nominating and Compensation Committees shall consist solely of independent Directors as discussed in Section V above. In addition, members of the Audit Committee must also satisfy the additional independence requirements called for under SEC and Nasdaq rules and regulations.

VIII.    MEETINGS OF NON-EMPLOYEE DIRECTORS

        Non-employee Directors are expected to meet in executive session, at any otherwise duly called and held meeting of the Board, to the extent necessary or appropriate or as otherwise required under Nasdaq rules.

IX.    EVALUATION

        The Board and each committee may conduct evaluations of each of their roles and contributions to the Corporation. This assessment may include the Board's or committee's contribution as a whole, and specific areas in which further contribution to the Corporation could be made. The purpose of any such evaluation should be to increase the effectiveness of the Board and the respective committee, as applicable, not to critique individual Board or committee members.

X.    BOARD MEETINGS AND AGENDA

        Board meetings may be scheduled in advance, typically once every quarter for a full day. Special meetings may be called as necessary. The meetings are usually held either at the Corporation's headquarters in Tualatin, Oregon, or at the offices of a member of the Board, but occasionally may be held at another Digimarc facility or elsewhere in the U.S. or abroad.

        When appropriate or practical, information and data that is important to the Board's understanding of business to be discussed at a meeting may be distributed in writing to the Board before the Board meets. Materials on specific subjects may be sent to Board members in advance of the Board meeting to discuss such subjects, so that time may be conserved and discussion time is focused on questions that the Board may have. Sensitive subject matters may be discussed at the meeting without written materials being distributed in advance or at the meeting.

        The Board shall be responsible for its agenda, which may be circulated prior to a meeting of the Board with sufficient time to allow for changes and additions thereto prior to such meeting.

        The Corporation's Chief Executive Officer (the "CEO") may propose for the Board's consideration key topics to be scheduled and discussed during the course of the next year, and the Board may offer its suggestions. As a result of this process, a schedule of major discussion items for the following year may be established. The Chairman of the Board or committee chairman, as appropriate, may determine the nature and extent of information to be provided to the Directors before each scheduled Board or committee meeting. Directors are encouraged to make suggestions for agenda items, or additional pre-meeting materials, to the Chairman of the Board, the CEO or appropriate committee chairman at any time.

        The Board may review major business operations and financial results of the Corporation from time to time, and may review long-term strategic plans and annual operating plans as and when appropriate.

XI.    BOARD ACCESS TO SENIOR MANAGEMENT AND EMPLOYEES

        Directors shall have full and free access to senior management and any other employees of the Corporation with or without senior management present. Any meetings or contact that a Director wishes to initiate may be arranged through the CEO or Secretary or directly by the Director.

        The Board encourages executive management to schedule senior managers to meet with the Board or its committees or to present material at Board meetings. The Board particularly invites participants who: (a) can provide additional insight into the topics being discussed because of their personal involvement in these areas; or (b) have future potential that management believes should be given exposure to the Board. The Board welcomes the regular attendance at each Board meeting of non-Board member employees who are in senior management positions of the Corporation.

XII.    ETHICS AND CONFLICTS OF INTEREST

        The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities. Digimarc has adopted a Code of Business Conduct and other internal policies and guidelines designed to support the mission statement set forth above and to comply with the laws, rules and regulations that govern the Corporation's business operations. The Code of Business Conduct applies to all employees of Digimarc and its subsidiaries, as well as to Directors, temporary contractors, and other independent contractors or consultants when engaged by or otherwise represent Digimarc or its interests.

        In addition, Digimarc has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer and principal financial officer of Digimarc and its subsidiaries and all professionals worldwide serving in a finance, accounting, treasury, tax or investor relations role. Finally, Digimarc has adopted Standards of Professional Conduct for Legal Personnel, which applies to all lawyers who perform services for the Corporation.

        The Corporate Governance Committee and the Audit Committee shall monitor compliance with the Code of Business Conduct, the Code of Ethics for Financial Professionals, the Standards of Professional Conduct for Legal Personnel, and other internal policies and guidelines. This includes overseeing the Corporation's Ethics Program, which presently includes the Corporation's Code of Business Conduct, for receiving and investigating complaints, if and when brought to the attention of the particular committee.

        The Board expects the Corporation's Directors, as well as officers and employees, to act ethically at all times and to adhere to the policies comprising Digimarc's standards of business conduct to the extent such standards apply to them.

        To the extent a Director becomes involved in activities or interests that may conflict or appear to conflict with the interests of the Corporation, the Director should consider the need to disclose such conflict to the Corporate Governance Committee or the Board. The Corporate Governance Committee or the Board, following such disclosure, may determine, as and if appropriate, any action that may be required by the applicable Director or the Corporation. The Corporation shall strive to have Directors recuse themselves, to the extent appropriate, from any discussion or decision affecting their personal, business or professional interests. The Board shall consider and resolve any conflict of interest question involving the CEO and executive officers of the Corporation; and the CEO shall consider and resolve any conflict of interest issue involving any other officer of the Corporation; provided, however, that in either case the Corporate Governance Committee shall consider and resolve any related-party transactions and the Board shall consider and resolve any waivers of the Corporation's Code of Business Conduct or Code of Ethics for Financial Professionals as applied to executive officers or Directors of the Corporation.

        The Corporation will not make any personal loans or extensions of credit to Directors or executive officers, or to the immediate family members thereof. No Director (other than employee Directors) or family member of such Director may provide personal services for compensation to the Corporation.

        Directors and executive officers may not trade shares of Digimarc common stock they receive under any of the Corporation's equity programs during an administrative "blackout" period affecting the Corporation's 401(k) plan or similar plan pursuant to which all or a majority of the Corporation's employees are restricted from trading shares. Directors, as well as officers and employees, will be subject to any legal and regulatory restrictions and the terms of the Corporation's insider trading policy.

XIII.    REPORTING CONCERNS TO INDEPENDENT OR NON-EMPLOYEE DIRECTORS OR THE APPLICABLE COMMITTEE

        Anyone who has a concern about Digimarc's financial conduct or about its accounting, internal accounting controls or auditing matters or about its policies and procedures involving corporate reporting and compliance may communicate that concern directly to any independent or non-employee

Director or the Audit Committee. Anyone who has a concern about Digimarc's legal or ethical conduct or about its general oversight regarding corporate policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements, may communicate that concern directly to any independent or non-employee Director or the Corporate Governance Committee.

        Such communications may be confidential or anonymous, and may be submitted in writing or by phone. From time to time, employees will receive current contact information and instructions regarding how to communicate with members of the Audit Committee and Corporate Governance Committee, and with the independent and non-employee directors.

        The status of all outstanding concerns addressed to the independent or non-employee Directors or the Audit Committee or Corporate Governance Committee may be reported to the Board from time to time. The independent or non-employee Directors or the Audit Committee or Corporate Governance Committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them.

        The Corporation's Code of Business Conduct prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

        The Board also adopted a guide for employees to use when reporting pursuant to these provisions, entitled "Contact Information and Procedures for Reporting Suspected Noncompliance to Independent or Non-employee Directors or Committee Members", which amends and supplements these Guidelines and is set forth in Attachment B to these Guidelines.

XIV.    COMPENSATION OF BOARD MEMBERS

        The Compensation Committee is responsible for reviewing and recommending to the Board appropriate levels of cash and equity compensation for service on the Board.

XV.    COMPENSATION REVIEW OF SENIOR MANAGEMENT

        The Compensation Committee shall review and determine, at least annually, the compensation for the CEO and other executive officers of the Corporation, to assure that they are compensated and motivated effectively in a manner consistent with the Corporation's business objectives, competitive practices and trends, the requirements of appropriate regulatory bodies, the compensation strategy of the Corporation, and fiduciary and corporate responsibilities, including internal equity considerations.

XVI.    ACCESS TO INDEPENDENT ADVISORS

        The Board (as an entity) and each of its committees shall have the right at any time to retain independent financial, legal or other advisors, with funding provided by the Corporation.

XVII.    INDEMNIFICATION

        The Corporation provides reasonable directors' and officers' liability insurance for the Directors and officers of the Corporation. The Corporation's Certificate of Incorporation provides that, to the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, none of the Corporation's Directors shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director. The Corporation's Bylaws also provide for mandatory indemnification of the Corporation's Directors, officers, employees and agents to the fullest extent permissible under the General Corporation Law of the State of Delaware.

XVIII.    MISCELLANEOUS

        These Guidelines are in addition to and are not intended to change or interpret any federal or state law, including the General Corporation Law of the State of Delaware, or any of the Certificate of Incorporation or the Bylaws of the Corporation or charters of any committee of the Board.

Attachment A

Policy on Director Nominations, Communications with Shareholders,
Attendance at the Annual Meeting, and Provision of Certain Company Information

        The following policy is adopted by the Board of Directors (the "Board") of Digimarc Corporation (the "Company") to establish certain procedures and to address certain other matters in connection with SEC rules relating to the director nomination process and other matters, which became effective January 1, 2004.

I. Information Regarding the Company's Director Nomination Process

A. Nominating Committee Charter

        The Company shall make available a current copy of the Nominating Committee Charter to any stockholder: (1) upon the written request of such stockholder to the Secretary of the Company, at the address of the Company's principal executive offices; and (2) by making such charter available on the Company's website at www.digimarc.com.

B. Consideration of Director Candidates Recommended by Stockholders

        The Nominating Committee welcomes and encourages recommendations of director candidates from Digimarc's stockholders. The Nominating Committee will consider any director candidates recommended by stockholders of the Company, provided the information regarding director candidates who are recommended by stockholders is submitted to the Nominating Committee in compliance with this policy.

C. Procedures for Submission of Director Candidates Recommended by Stockholders to the Nominating Committee

        Director candidate nominations from stockholders must be provided in writing and must include (a)(1) the candidate's name, age, business address and residence address, (2) the candidate's biographical information, including educational information, principal occupation or employment, past work experience (including all positions held during the past five years), personal references, and service on boards of directors or other material positions that the candidate currently holds or has held during the prior three years, (3) the class and number of shares of the Company which are beneficially owned by the candidate, (4) any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member, and (5) any other information pertinent to the qualification of the candidate, and (b)(1) the name and record address of the stockholder making the recommendation, and (2) the class and number of shares of the Company which are beneficially owned by such stockholder and the period of time such shares have been held, including whether such shares have been held for in excess of one year prior to the date of the recommendation. These director candidate recommendation materials are to be sent to the Secretary of the Company, at the address of the Company's principal executive offices, and may be submitted at any time.

D. Qualifications of Board Candidates

        The Nominating Committee shall consider a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board. In evaluating nominees, the

Committee will consider a candidate's independence, character, and acumen and may, if appropriate, establish areas of core competency of the Board. High personal and professional ethics, integrity and values are important attributes, as are good judgment, sound business experience, and a demonstrated commitment to representing the long-term interests of stockholders. An inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom, and mature judgment are also valued. The Committee will also review from time to time the skills and characteristics necessary and appropriate for directors in the context of the Board's current composition, including such factors as business experience, domestic or international background and experience, diversity and diverse perspective, knowledge or experience in areas such as technology, systems integration, operations, finance or marketing, and other skills that would enhance the Board's effectiveness.

        A majority of Board of Directors will be "independent directors" pursuant to SEC and Nasdaq rules, and as such, the overall composition of the Board is also a consideration. The term "independent director" means a person other than an officer or employee of the Corporation or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Corporation also recognizes, however, that Directors who do not meet the independence standards also make valuable contributions to the Board and to the Corporation by reason of their experience, knowledge and familiarity with the Corporation.

        Directors are expected to devote sufficient time to carry out their duties and responsibilities effectively. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with his/her service as a Director. Each Board member is expected to attend at least 75% of all Board and committee meetings. If attendance in person is not feasible, participation telephonically is permitted in conformity with applicable law.

        There is no specific number of qualifications, qualities or skills that are necessary for a director candidate to possess, other than those that are necessary to meet specific SEC or Nasdaq requirements.

E. Process for Identification and Evaluation of Director Candidates

        The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting those candidates against the factors described above, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and approval final candidates and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. The Nominating Committee also will identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, shall effectively serve the stockholder's long-term interests and contribute to the Company's overall corporate goals. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

        The Nominating Committee will respond promptly, and in any event, within 60 days of the submission to the Committee. Interim inquiries with respect to status and timing can be submitted to the Secretary of the Company by phone or electronically.

II.    Process for Stockholders to Send Information to the Board

        The Board solicits and encourages all forms of information to be provided to the Board and/or its members. All such communications shall be in written form, addressed to the Board or to one or more individual members of the Board, and sent care of the Secretary of the Company, at the address of the

Company's principal executive offices or via fax to (503) 885-9880. The Secretary of the Company shall promptly provide all such communication to the applicable member(s) of the Board or the entire Board.

III.    Policy Regarding Board Member Attendance At Annual Meetings

        The Board's policy with regard to Board members' attendance at annual meetings is to encourage attendance at such annual meetings. Candidates for election to the Board should exercise their best efforts to attend the annual meeting.

Attachment B

Contact Information and Procedures for Reporting Suspected Noncompliance to
Independent or Non-employee Directors or Committee Members

I. Reporting Suspected Non-Compliance

        As part of its commitment to ethical and legal conduct, employees may report suspected violations of any applicable law by any employee or agent. Employees are encouraged to first report the suspected problem to their supervisor, the toll free hotline, the Chief Executive Officer, or the Chief Legal Officer. However, if one of these individuals is involved in the suspected violation, if the employee does not believe that the matter will be appropriately addressed through that process, or if the employee for any reason feels uncomfortable reporting suspected violations to any of these individuals, an employee can report the suspected violation to the Chairman of the Audit Committee (with respect to all matters of financial impropriety) or the Chairman of the Corporate Governance Committee (with respect to other ethical or legal matters) or to any independent or non-employee Director. An employee may also make any report confidentially or anonymously.

II. Complaint Procedure

A. Notification of Suspected Non-Compliance

        Information about known or suspected violations by any employee should be reported promptly. Whenever practical, an employee should either make the initial report, or follow up on an oral report, in writing.

        Information reported should include the identification of the individual believed to have committed the suspected violation, a brief description of the suspected violation, the activities or circumstances upon which the belief is made, and any evidence or communications about the suspected violation that is known to the reporting individual.

B. Contact Information

        The Audit Committee is currently comprised of Jim Richardson (Chairman), Brian Grossi, Philip Monego, and Peter Smith.

        The Corporate Governance Committee is currently comprised of Peter Smith (Chairman), Brian Grossi, Philip Monego, Jim Richardson and Jim Roth.

        Alty Van Luijt is a non-employee Directors of the Corporation..

        The independent, non-employee Directors of the Corporation are Brian Grossi, Philip Monego, Jim Richardson, Jim Roth, and Peter Smith.

        Each of these individuals has an email address for Digimarc business located on Digimarc's email listing. Business phone numbers will be posted on the confidential company phone directory.

        In addition, employees may report suspected violations confidentially or anonymously: (1) by calling the Corporation's toll free hotline or (2) by utilizing the web access option to report such suspected violations to the outside reporting service through the link provided on Digimarc's internal website.

        Finally, employees with information relating to questionable accounting or auditing matters may also submit the information to the Audit Committee, or employees with information relating to other ethical or legal matters may also submit the information to the Corporate Governance Committee, confidentially and anonymously in a letter addressed to the applicable committee (c/o Digimarc Corporation).

C. Investigation

        Reports of suspected violations will be referred to the appropriate division of the Company or to an outside entity for an investigation. Based on the nature of the suspected violation and the issue raised, such an investigation could be conducted by the Legal Department, by another division of the company (such as Human Resources), or by outside entities (such as legal counsel or professional consultants).

        The Audit Committee, Corporate Governance Committee, Qualified Legal Compliance Committee of the Board of Directors are all authorized to conduct investigations. They may do so directly, through outside entities, or may direct management to investigate a complaint and report back to the Committee or the Board.

        Employees are expected to cooperate in the investigation of reported violations. This may include answering questions, providing any evidence that may be in the employee's possession, or other assistance that may be requested.

EXHIBIT F TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good corporate governance practices, the Board adopted this Code of Business Conduct in October of 2003. The Corporate Governance Committee will regularly review this Code of Business Conduct and recommend changes to the Board of Directors.

A Message to Employees

        Throughout our history, and as evidenced by our Value Statement and our longstanding relationship as a supplier of an anti-counterfeiting system to a consortium of the world's leading central banks, honesty and integrity are key values of our Company and its employees. Our reputation for honesty and integrity with shareholders, business partners, customers, and regulators is a critically important Company asset. The Company's good relationships with customers, suppliers, and employees depend on the maintenance of this reputation.

        A reputation for honest and integrity is not easily attained. It is built over a long period of time, but can be lost in an instant. It requires the constant commitment of every employee to conduct himself or herself in a way that reinforces, rather than detracts from, that reputation.

        Since of the founding of the Company in 1995, Digimarc has built its reputation for honesty and integrity on a strong commitment to the highest standards of legal and ethical conduct. This booklet is intended to help you understand and comply with those standards, which we refer to as our "Code of Business Conduct". Please read it carefully and keep it handy for future reference.

        The Code of Business Conduct is expressed in various Company policies and directives, the most important of which are referenced in this booklet. Printed copies of any of the policies and directives are available from your Human Resources Manager or any Digimarc attorney. Remember also that each operating group of the Company may have supplemental policies applicable to its businesses. Ask your supervisor for information concerning any such policies applicable to your work responsibilities.

        As we go forward, we are counting on you to uphold the high standards of honesty and integrity that we have set for ourselves, and continuously strive to keep Digimarc a Company in which we are justifiably proud, now and always. Thank you.

Bruce Davis
Chairman and Chief Executive Officer
Digimarc Corporation

CODE OF BUSINESS CONDUCT FOR ALL
EMPLOYEES OF DIGIMARC CORPORATION

        The Board of Directors' primary responsibility is to provide effective governance over the affairs of Digimarc Corporation ("Digimarc", "Corporation" or "Company"). In furtherance of this responsibility, the Board has adopted the following Code of Business Conduct (the "Code") for all employees of Digimarc. This Code and its policies apply worldwide to all operations and employees of the Company. The "Company" includes Digimarc Corporation and its domestic and foreign subsidiaries; "employee" includes every officer, director and employee of the Company and their immediate family members. "Immediate family members" include a spouse (or life partner) and the children of an employee, and any relative (by blood or marriage) of the employee or spouse (or life partner) residing within the same household as the employee.

I.    INTRODUCTION

        This Code contains the specific corporate policies adopted by the Board of Directors that relate to the legal and ethical standards of conduct of Digimarc employees. This Code provides the framework for the conduct of employees of Digimarc. It is the Company's policy to observe and comply with all laws, rules, and regulations applicable to it or the conduct of its business wherever located.

        Compliance is everyone's responsibility. It is the personal responsibility of each employee and of the Company to adhere to the standards and restrictions, whether imposed by law or this Code, applicable to his or her assigned duties and responsibilities, and to conduct himself or herself accordingly. Such standards and restrictions require each employee to avoid any activities that would involve the Company in any practice that is not in compliance with this Code. Any employee who does not adhere to such standards and restrictions is acting outside the scope of his or her employment.

II.    MISSION

        Digimarc aspires to the highest standards of legal and ethical conduct. This includes maintaining compliance with all laws, rules and regulations that govern the Corporation's businesses. Beyond legal compliance, all Digimarc employees are expected to observe high standards of business and personal ethics in the discharge of their assigned duties and responsibilities. This requires the practice of honesty and integrity in every aspect of dealing with other Company employees, the public, the business community, stockholders, customers, suppliers, and governmental and regulatory authorities. No employee should be misguided by any sense of loyalty to the Company or a desire for profitability that might cause him or her to disobey any applicable law or Company policy.

III.    PURPOSE

        In its continuing efforts to increase investor confidence in public companies and to improve the standards of corporate responsibility and corporate governance, the SEC has issued rules relating to codes of ethics and standards of conduct. The law requires companies to disclose whether or not they have adopted such codes, and if not, why not. The purpose of this Code is to create a series of business standards that are reasonably designed to deter wrongdoing and to promote:

  •
  Honest and ethical conduct, including the ethical handling of actual and apparent conflicts of interest between personal and professional interests and relationships;

  •
  Avoidance of self-dealing, related party transactions, taking of a corporate opportunity, or other wrongful acts;

  •
  Disclosure to an appropriate person identified by the Code of any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest;

  •
  Compliance with applicable laws, rules, regulations, or other legal authorities;

  •
  Prompt internal reporting to an appropriate person or persons, identified by the Code, of violations of the Code's provisions; and

  •
  Accountability for adherence to the Codes regarding ethics and the conduct of its business.

        Digimarc has adopted contemporaneous with the adoption of this Code a Code of Ethics for Financial Personnel and a Code of Professional Conduct for Legal Personnel. Those Codes supplement the provisions of this Code for all individual subject to those Codes.

IV.    LEGAL AND ETHICAL CONDUCT

        This Code restates and reaffirms a long-standing Company policy that establishes high standards of legal and ethical conduct for the Company and its employees. Regulations, laws, and practices affecting the operations of the Company continue to grow in number and complexity. Increased efforts are required to ensure that this policy of uniform observance of all laws governing the Company's operations is followed.

        Policy.    It is the policy of the Company to comply fully with all laws governing its operations and to conduct its affairs according to the highest legal and ethical standards. Compliance with this policy means not only observing the law, but also conducting Company business in a manner that the Company will deserve and receive recognition as an ethical and law-abiding enterprise, alert to all the responsibilities of good corporate citizenship. It should be understood that the spirit of this policy requires that the Company maintain a high degree of integrity in all of its interactions with shareholders, employees, agents, customers, suppliers, local communities, government at all levels and the general public.

        Compliance Responsibility.    It is the responsibility of each employee to comply with this Code. The unqualified recognition on the part of all employees of their duty to adhere to, and in the case of managers of their duty to ensure compliance with, this Code is the keystone of the Company's compliance program. In furtherance of this policy, the Company will develop and maintain communication and training programs designed to provide its employees with an understanding of the Company's expectations with respect to this policy. Such programs are part of the Company's broader efforts to develop and maintain an internal environment, which fosters fair treatment of employees and open communication among them.

        Responsibilities of Every Employee.    The following responsibilities apply to every employee:

  1.
  Every employee should avoid any involvement in acts known to be illegal, unethical or otherwise improper.

  2.
  Every employee should have a practical, working knowledge of the laws and regulations affecting his or her responsibilities.

  3.
  Every employee should seek guidance from his or her supervisor or a Company attorney when in doubt about his or her responsibilities under this policy.

  4.
  Every employee should bring possible violations of this policy to the attention of (a) his or her supervisor or another Company executive or (b) a Company attorney. This requirement of notification continues up the operating and functional management reporting lines to the appropriate level where remedial action is authorized to be taken.

        Responsibilities of Every Manager.    The following responsibilities apply to every manager:

  1.
  Every Company manager should take reasonable steps to ensure that there is in place a continuing program of communication and training designed (a) to familiarize every employee subject to his or her supervision with this policy and with employee responsibilities under this policy, (b) to stress to every employee subject to his or her supervision the Company's commitment to this policy, and (c) to provide appropriate education regarding applicable laws, regulations, government orders and ethical standards to every employee subject to his or her supervision, with special attention to those who might be in a position to involve the Company in prohibited activities.

  2.
  Every Company manager should maintain a workplace environment that encourages frank and open communication regarding possible violations of this policy.

  3.
  Every Company manager should provide, in the ordinary course of business, for periodic reviews designed to assure adherence to this policy. If a possible violation of this policy is discovered during such a review, the matter should be reported immediately to appropriate supervisory authority and to a Company attorney.

  4.
  Every Company manager should take action to provide reasonable assurance that all employees subject to his or her supervision comply with this policy.

        Responsibilities of Staff Functions.    The following responsibilities apply to every staff function:

  1.
  Each staff function, under the general direction of the applicable Company department head, should be provided guidance to assist in defining high standards of professional integrity and conduct in its function, as call for by this policy.

  2.
  Each staff function, under the general direction of the applicable Company department head, should be assisted by the Company's managers, as requested, in ensuring compliance with this policy by conducting training programs, undertaking general reviews, and taking other appropriate actions within its particular functional specialty.

  3.
  Company attorneys are responsible for review and interpretation of applicable laws, regulations and government orders, and should be called upon for guidance and counsel if questions arise regarding this policy.

  4.
  Company department heads and managers are responsible for establishing procedures designed to ensure compliance with all applicable laws, regulations and government orders.

  5.
  Company attorneys, under the explicit direction of the Chief Legal Officer, are responsible for conducting, at the request of management or on their own initiative, such audits and investigations as may be necessary under this policy.

  6.
  The Chief Legal Officer is responsible for making periodic reports to the Chief Executive Officer and the Board of Directors with respect to the status of Company wide compliance with this policy.

V.    CORPORATE RECORDS

        The Company relies on its business records for making business decisions, for making representations to the government, investors, and the media concerning the Company, and for asserting its legal rights. It is critical that these records be accurate and complete and that they be maintained and disposed of in accordance with applicable professional standards and company data and record retention policies. Records covered by this policy include, but are not limited to, expense reports, time cards, test data, inventory records, accounts payable & receivable, expense allocations, and project reports. It is your responsibility to see that any Company records generated by you satisfy this high standard and any records in your custody or control are maintained strictly in accordance with published Company document retention policies. For additional information, see the Employee Handbook and the Code of Ethics for Financial Personnel. In addition, the Company prohibits its employees from destroying, altering, or falsifying Company records when such acts are intended to impede or obstruct the investigation of any governmental or regulatory entity.

VI.    WORK ENVIRONMENT; HEALTH AND SAFETY

        Digimarc employs, trains, compensates, and promotes its employees without regard to, and expressly prohibits discrimination of the basis of an applicant's or employee's race, color, religion, sex, age, handicap, veteran status, marital status, sexual orientation, national origin, or citizenship (unless expressly required by applicable law). This equal employment opportunity policy applies to all Company operations, including foreign operations, to the extent not inconsistent with applicable local laws. It is further the policy of the Company not to discriminate against stockholders, directors, officers, customers, or suppliers on any prohibited basis. All of such persons shall be treated with dignity and respect.

        All Digimarc employees are entitled to work in an environment free from sexual harassment. Sexual harassment is a form of illegal discrimination that will not be tolerated. It includes not only unwelcome sexual advances or requests for sexual favors, but also sexually oriented comments or conduct which unreasonably interferes with another employee's work performance or creates a hostile or offensive working environment. It can also include published materials, internet materials, wall hangings, and inappropriate items. For additional information, see the Employee Handbook provisions involving sexual harassment.

        All Digimarc employees are prohibited from reporting to work or working in an impaired state as a result of using drugs or alcohol and any other lawful or unlawful substances. You are prohibited from manufacturing, distributing, dispensing, possessing or using illegal substances at any work site. For additional information, see the Employee Handbook provisions involving Substance Abuse.

        Digimarc is committed to operating its businesses in a manner that protects and provides its employees with a safe and healthy work environment, and that complies with all applicable environmental laws and regulations. Digimarc has instituted a Safety Committee to help ensure such an environment. It is each employee's responsibility to understand the potential environmental and safety impact of his or her job; each manager's responsibility to monitor environmental and safety concerns at his or her facility; and each business unit's responsibility to seek to eliminate or limit the use of hazardous materials and eliminate unsafe and unhealthy conditions. Moreover, it is each employee's responsibility not to engage in behavior that may be considered unsafe or dangerous to the employee or others, and to report acts or conditions that may be unsafe or unhealthy. For additional information, see the Employee Handbook and publications issued by the Safety Committee.

VII.    RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS

        As a general rule, gifts, entertainment, and other courtesies may be offered and accepted only where appropriate and reasonable. They many not be offered or accepted where prohibited by law, regulations, or our customer's or supplier's policies, or where actual impropriety or the appearance of impropriety may occur. There are special rules relating to prohibited and permitted activities involving government and bank employees. If your job responsibilities include contact with customers or suppliers, you should obtain and read carefully the policy statement and Company directive referenced below.

        For additional information, see the applicable manuals covering Contracting With the United States Government, Contracting With a State or Foreign Government, guidelines implementing Company policy on Entertainment, Gratuities and Other Courtesies, and the policies with respect to Commercial Bribery and the Foreign Corrupt Practices Act.

        Commercial Bribery.    The Company prohibits payment to or receipt from any suppliers or customers of commercial bribes, kickbacks, and other similar payoffs and benefits. Company employees are prohibited from receiving, directly or indirectly, anything of a significant value (other than salary, commissions, bonuses, or other ordinary compensation from the Company) in connection with a transaction entered into by the Company. Receipt of items or property of significant value shall be reported to the Chief Legal Officer, who will make a determination under Company policies when such items may be retained and when they must go to the Company.

        The types of bribery of suppliers or customers prohibited by the Code include any payment for the benefit of any representative of the supplier or customer. Situations that can lead to concerns in this area include: gifts of other than nominal value; cash payments by employees or third persons (such as agents or consultants) who are reimbursed by the Company; the uncompensated use of Company services, facilities, or property, except as may be authorized by the Company; and loans, loan guarantees, or other extensions of credit.

        Ordinary Business Activities.    This policy does not prohibit receipt of gifts, entertainment or other courtesies of a de minimus amount, nor does it prohibit expenditures of reasonable amounts for meals and entertainment of suppliers and customers that are an ordinary and customary business expense, if they are otherwise lawful. Expenditures of this type should be included on expense reports and approved under standard Company procedures.

VIII.    RELATIONSHIPS WITH GOVERNMENTS; POLITICAL ACTIVITIES

        It is Digimarc's policy to compete fairly and ethically for the sale of goods and services to all government entities. Each affected employee must comply with all laws, rules and regulations governing the acquisition of goods and services by the applicable governmental entity and conduct his or her activities in a manner that is consistent with applicable ethical standards. If your job responsibilities include business transactions with a governmental entity, you should obtain and carefully read the policy statement and Company directives regarding all Relationships with Governments, Contracting with the U.S. Government, and the policies with respect to Commercial Bribery and the Foreign Corrupt Practices Act.

        Political Contributions.    Employees are not to use, directly or indirectly, any Company funds or other assets (including facilities) for political contributions to any organization or to any candidate for public office at the national, state or local level without the approval of Digimarc's General Counsel. However, you are not restricted from participating in political campaigns on your own time or with your own funds. For additional information, see the applicable manual covering Use of Company Funds for Political Contributions.

        Government Inquiries and Investigations.    The Company encourages cooperation with governmental authorities in the proper performance of their duties, including the conduct of investigations. In order that all such matters that are not merely routine communication and coordination are properly managed and handled in an orderly manner, all government investigations and related requests for information or access to Company records should be referred to the Legal Department.

        Sensitive Transactions.    The Company prohibits its employees from entering into sensitive transactions involving any state, federal or foreign government, or any official, employee, or agent thereof. If such a transaction occurs, the Company and its officers, directors, and employees directly involved may be subject to fines, imprisonment, and civil litigation.

        The term "sensitive transactions" is commonly used to describe a broad range of business dealings generally considered to be illegal, unethical, immoral, or to reflect adversely on the integrity of the Company. These transactions are usually in the nature of kickbacks, gifts of significant value, bribes, or payoffs made to favorably influence some decision affecting the Company's business or for the personal gain of an individual. These transactions may result in the violation of various laws, including the United States Foreign Corrupt Practices Act (the "FCPA"), discussed more fully below.

        The Foreign Corrupt Practices Act.    The Company prohibits any employee from making any payment or engaging in any transaction that is prohibited by the FCPA. The Company and the FCPA prohibit the Company and its officers, and employees from corruptly offering or giving anything of value, directly or indirectly, to prohibited recipients, who include: (1) an official (including any person acting in an official capacity) for a government outside the United States, or an official of a public international organization; (2) a political party official or political party outside the United States; or (3) a candidate for political office outside the United States, for an improper purpose. An improper purpose can include an attempt to influence any act or decision of these officials in their official capacities or in violation of their lawful duties or to secure any improper advantage in order to help the Company obtain or retain business or direct business to any person. Employees of government-owned companies are considered to be government officials.

        This policy does not prohibit properly made and recorded facilitating payments. Sometimes the Company may be required to make facilitating or expediting payments to a low level government official or employee in some countries other than the United States to expedite or secure the performance of routine governmental action by the government official or employee. Such facilitating payments may not be illegal under the FCPA or other applicable laws. Nevertheless, it may be difficult to distinguish a legal facilitating payment from an illegal bribe, kickback, or payoff. Accordingly, facilitating payments must be strictly controlled and every effort must be made to eliminate or minimize such payments. Facilitating payments, if required, will be made only in accordance with the advance guidance of the Legal Department. All facilitating payments must be recorded accurately as facilitating payments in the accounting records of the Company.

        For additional information, see the applicable manual covering Contracting with the United States or a State or Foreign Government relating to government investigations

IX.    RELATIONSHIPS WITH COMPETITORS; ANTITRUST POLICY

        It is the Company's policy to fully and fairly compete in the market, to be aggressive and fair, and to comply with antitrust laws both in letter and spirit. Federal antitrust laws prohibit agreements or actions that might eliminate or discourage competition, develop a monopoly, abuse a dominant market position, artificially maintain prices, or hamper or distort commerce in other ways. The Company is dedicated to compliance with the purpose of the antitrust laws and to preserving the competitive free enterprise system.

        The Company encourages the attainment of profits by all lawful and proper means in order to benefit its shareholders, create jobs, develop new products, and create new opportunities. While employees must be vigorous in their productive efforts, those efforts must be conducted in accordance with the law. The Company prohibits all business activities and conduct that violate antitrust laws applicable to the Company's business. No Company employee may enter into any understanding, agreement, plan, or scheme, express or implied, formal or informal, with any competitor with regard to prices, terms, or conditions of sales or service, production, distribution, territories, or customers. Company employees may not exchange or discuss with a competitor prices, terms, or conditions of sales or service, or any other competitive information.

        The Company's Legal Department is available to assist with antitrust issues. All questions relating to antitrust laws must be referred to the Legal Department. Any employee who has responsibility for business conduct that might be subject to antitrust laws must adhere to the advice of the Legal Department. No employee is authorized to approve any action that violates the Company's antitrust policy. For additional information, see the Policy Statement on Antitrust Compliance.

X.    FRAUD, THEFT AND MISAPPROPRIATION

        The Company prohibits all forms of fraud, theft and misappropriation. Theft and misappropriation involve the wrongful taking of property that belongs to the Company or is within the control of the Company for the benefit of others. As used in this Code, fraud, theft and misappropriation includes, but is not limited to, the following: (1) dishonest or fraudulent acts; (2) defalcation; (3) embezzlement; (4) forgery or alteration of negotiable instruments such as Company checks and drafts; (5) misappropriation of Company, employee, customer, partner, or supplier assets, including any violations of the Company's Corporate Opportunity Policy; (6) conversion to personal use of cash, securities, supplies, or any other Company asset; (7) unauthorized handling or reporting of Company transactions; and (8) falsification of Company records or financial statements for personal or other reasons.

        The responsibility for detecting fraud, theft and misappropriation in the Company is that of management. The Chief Financial Officer bears the primary responsibility, but every employee has an obligation to act responsibly and report improper activity. Situations involving suspected fraud, theft and misappropriation shall be reported to the Chief Financial Officer or the Chief Legal Officer. All fraud investigations will be conducted under the authorization and direction of the Legal Department or outside counsel.

XI.    CONFLICTS OF INTEREST

        The Company recognizes and respects that employees may take part in legitimate financial, business, and other activities outside of their positions with the Company. However, conflicts between the interests of Company employees and the Company are prohibited. A conflict of interest exists when a person engages in an activity that could prevent the person from fully and impartially discharging his or her duties and responsibilities to the Company. While a complete definition of what constitutes a conflict of interest is difficult, there are some situations that will always be considered a prohibited conflict of interest, and others that simply raise the possibility of a conflict. Examples and additional information is provided in the Policy Statement on Conflicts of Interest.

        It is your responsibility to avoid any conflict between your personal interests and the interests of Digimarc. Outside jobs, investments or other activities that may lessen the impartiality of your judgment or interfere with your effectiveness or productivity must be avoided. Company employees must disclose their outside activities, financial interests, and relationships that may present a possible conflict of interest or the appearance of a conflict of interest. These persons must obtain approval from the Chief Executive Officer and the Chief Legal Officer (or their designees) before accepting any position as an officer or director of an outside business concern. Company employees shall not render services to, represent, or undertake to act for any outside or competing concern, whether for compensation or not, unless the Chief Executive Officer and Chief Legal Officer (or their designees) determines that such relations with the outside or competing concern do not conflict with the interests of the Company and that there is no reasonable likelihood that the relations will influence the person's judgment or actions in performing duties to the Company.

XII.    RELATED PARTY TRANSACTIONS

        The appearance of a conflict of interest exists when a Company employee, officer, director maintains a business relationship with a related party in which one party has the ability to exercise influence over business decisions that might unfairly provide an advantage to the related party or the employee. Examples of such activities could include where Digimarc is asked to enter into a contract or business relationship with another entity in which a Digimarc officer, director or employee also holds an ownership interest. In order to avoid the appearance of impropriety, the Company prohibits its employees from transacting business with related parties unless such transactions have been approved by the Chief Executive Officer and Chief Legal Officer (or their designees), or in appropriate circumstances, the Corporate Governance Committee of the Board of Directors. Examples and additional information is provided in the Policy Statement on Related Party Transactions.

XIII.    RELEASE OF COMPANY INFORMATION

        In order to ensure that financial, securities, legal, customer, strategic and related sensitive Company information released to shareholders, employees, customers, suppliers and communities is consistent and accurate, such releases are to be made only by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and authorized members of the Finance Department, in coordination with the Chief Legal Officer. Unless you are an authorized employee of one of those departments, expressly authorized by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer to release such information, do not disclose Company information to persons outside the Company. Examples and additional information is provided in the Policy Statements on Public Disclosure of Company Information and Dealing With Inside Information.

XIV.    CONFIDENTIAL AND OTHER NON-PUBLIC INFORMATION

        Company employees often learn confidential or proprietary information about the Company or its customers. The Company prohibits its employees from disclosing confidential or proprietary information outside the Company, either during or after employment, without Company authorization to do so. Such disclosure could be harmful to the Company or a customer or helpful to a competitor.

        The Company also works with the proprietary data of customers, suppliers, and joint venture partners, and has agreements with governmental entities that require secrecy and nondisclosure. This is an important trust and must be discharged with the greatest care for the Company to merit the continued confidence of its customers, suppliers, and joint venture partners. No employee shall disclose confidential or proprietary information to non-employees without Company authorization, nor shall any employee disclose such information to other employees except on a need-to-know basis.

        Use and Disclosure of Inside Information; Stock Trading Restrictions.    The laws of the United States and many other countries regulate the use and disclosure of inside information concerning the Company. Information is "inside information" if it has not been publicly disclosed. The purpose of such laws is to protect the interests of shareholders by providing them with prompt and complete information about significant corporate developments that might affect the value of their investments and to assure that insiders do not profit from information not available to the investing public. The Company has policies (based in part on such laws) concerning the use and disclosure of inside information.

        The Company prohibits disclosure of material inside information to anyone other than persons within the Company whose positions require them to know such information. The Company also prohibits trading in the securities of the Company by any employee while in the possession of material inside information. If an employee has inside information, he or she must wait until the third business day after the information has been properly disclosed to the public before trading in the securities of the Company. The Company also prohibits providing inside information to other persons or recommending that they buy or sell the Company's securities on the basis of inside information. More restrictive rules apply to certain key employees, officers, and directors.

        An employee shall not trade in the securities of another company if, in the course of his or her employment with the Company, he or she learns confidential information about such other company that is likely to affect the price of such securities. Company employees are discouraged from short-term speculation in the securities of the Company. The Company encourages its directors and employees to invest in Company securities, but investing means buying to share in the growth of the Company; it does not mean short-term speculation based on fluctuations in the market.

        Each Company employee must read and adhere to the Company's SEC Compliance Policy. For additional information, see the Policy Statements on Public Disclosure of Company Information, Stock Trading Policies and Dealing With Inside Information.

XV.    COMPLIANCE WITH OTHER APPLICABLE LAWS

        There are numerous other federal, state, local and international laws and regulations that affect specific activities of the Company. Examples of these would be laws relating to the environment, export control, labor relations, and securities. Questions regarding these subjects or any other laws or regulations should be directed to the Legal Department.

XVI.    YOUR ROLE

        You have a personal responsibility to observe both the letter and the spirit of Digimarc's Code of Business Conduct. Please keep this booklet handy as a ready reference to your obligations. If at any time you are uncertain what the standards of conduct require of you in a particular situation, seek guidance from your supervisor, a Company attorney, or call the Digimarc Hot Line (see applicable telephone numbers below).

        Your responsibility includes reporting observed or suspected violations of ethics and this code of conduct to your supervisor, the CEO, the CLO, or a company attorney. If you do not wish to report the matter to your supervisor or the designated individuals, or if you wish the source of the report to remain confidential, you may also report such observed or suspected violations directly to the Corporate Governance Committee or by calling the Digimarc Hot Line. Procedures for reporting observed and suspected violations are set forth at the end of this Code.

        It is also important that you encourage other employees to perform their responsibilities under the standards of conduct. Full compliance by all employees is important to safeguard Digimarc's good reputation and continued economic viability.

Digimarc Hot Line Available for All Employees

        To get answers to questions about your responsibilities under Digimarc's Code of Conduct, discuss your concerns regarding potential misconduct, or to report possible violations of the standards of conduct or other Company policy:

        Company Staff and Employees Call:

    The domestic number: 1-866-384-4277 (including from Canada and Mexico).
    The international number: 1-866-737-6850 (from all other locations).

        We will also add Ethicspoint to our website, to allow easy access and confidential reporting over the web. In the mean time, you can access the service by going to: http://www.ethicspoint.com/en/default.asp

        Hot Lines will be staffed 24 hours a day, seven days a week (and the web also can be used at any time).

XVII.    RETALIATION PROHIBITED

        The Company prohibits its employees from retaliating or taking adverse action in any manner against any person who raises or helps resolve a fraud, loyalty, ethics, or business conduct concern.

XVIII.    DISCIPLINARY PROCEDURES

        The Company shall consistently enforce this Code through appropriate means of discipline, pursuant to procedures adopted by the Board of Directors or the Corporate Governance Committee thereof. Based on these procedures, it shall be determined whether violations of this Code have occurred and, if so, what disciplinary measures will be taken against any employee who has so violated this Code.

        The disciplinary measures, which may be invoked at the discretion of the Board of Directors or the Corporate Governance Committee thereof, include, but are not limited to, counseling, warnings, oral or written reprimands, probation, reductions in compensation or suspension without pay, demotions, suspension, termination of employment, and restitution.

        Person subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as: (a) persons who fail to use reasonable care to detect a violation; (b) persons who if requested to divulge information withhold material information regarding a violation; and

(c) supervisors who approve or condone the violations or attempts to retaliate against employees for reporting violations or violators.

XIX.    WAIVERS

        For directors and executive officers, any waiver of this Code of Business Conduct must be approved by the Board of Directors or by the Corporate Governance Committee. In the case of waivers for such senior personnel, the Company generally must disclose the name of the person to whom the waiver was granted and the date of the waiver. The Company must also make required disclosures on a Form 8-K within two business days after the waiver, and post the waiver disclosures on the Company Web site.

        For other Digimarc personnel, any waiver of this Code of Ethics must be approved by the Chief Executive Officer and the Chief Legal Officer. Such waivers generally do not require disclosures, but appropriate information about the issuance and reasons for the waiver will be maintained.

XX.    PUBLICATION AND DISCLOSURE

        As required by law, Digimarc will file a copy of this Code of Business Conduct as an exhibit to our annual report filed with the SEC. Moreover, Digimarc will publicly disclose whether we have made any changes to, or granted a waiver from, this code for all situations in which such disclosure is required by applicable law.

XXI.    CONDITION OF EMPLOYMENT OR SERVICE

        Compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination for employment. This Code is not an employment contract nor is it intended to be an all-encompassing policy statement on the part of the Company. The Company reserves the right to provide the final interpretation of the policies it contains and to revise those policies as deemed necessary and appropriate.

XXII.    RECEIPT AND CERTIFICATION

RECEIPT AND ACKNOWLEDGEMENT

        I acknowledge that I have read this Code of Business Conduct, a copy of which has been supplied to me and which I will retain for future reference, and agree to comply in all respects with the terms and provisions thereof. I also acknowledge that this Code of Business Conduct may be modified or supplemented from time to time, and I agree to comply with these modification and supplements as well. I also acknowledge that compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination for employment.

Signature:

Print Name:

Date:                             , 200

PROCEDURES FOR REPORTING SUSPECTED NONCOMPLIANCE
BY EMPLOYEES OF DIGIMARC CORPORATION

I. Reporting Suspected Non-Compliance

        As part of its commitment to ethical and legal conduct, the Company expects its employees to bring to the attention of their supervisor, the Chief Executive Officer, or the Chief Legal Officer information about suspected violations of any applicable law by any employee or agent. Employees are required to come forward with any such information, without regard to the identity or position of the suspected offender.

        Employees are encourages to first report the suspected problem to their supervisor, the toll free hotline, the Chief Executive Officer, or the Chief Legal Officer. However, if one of these individuals is involved in the suspected violation, an employee can report the suspected violation to the Chairman of the Audit Committee (with respect to all matters of financial impropriety) or the Chair of the Corporate Governance Committee (with respect to other matters). Members of the Legal Department are authorized to report suspected violations directly to the Qualified Legal Compliance Committee.

        The Company will treat the information in a confidential manner (consistent with appropriate evaluation and investigation) and will seek to ensure that no acts of retribution or retaliation will be taken against anyone for making a report.

        Because failure to report criminal activity can itself be understood to condone the suspected violation, we emphasize the importance of reporting. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.

II. Complaint Procedure

A. Notification of Suspected Non-Compliance

        Information about known or suspected violations by any employee or agent should be reported promptly. Whenever practical, an employee should either make the initial report, or follow up on an oral report, in writing. If information is reported to the hotline, the operator will advise of any additional steps that may be required.

        Information reported should include the identification of the individual believed to have committed the suspected violation, a brief description of the suspected violation, the activities or circumstances upon which the belief is made, and any evidence or communications about the suspected violation that is known to the reporting individual.

B. Investigation

        Reports of suspected violations will be referred to the appropriate division of the Company or to an outside entity for an investigation. Based on the nature of the suspected violation and the issue raised, such an investigation could be conducted by the Legal Department, by another division of the company (such as Human Resources), or by outside entities (such as legal counsel or professional consultants).

        The Audit Committee, Corporate Governance Committee and Qualified Legal Compliance Committee of the Board of Directors are all authorized to conduct investigations. They may do so directly, through outside entities, or may direct management to investigate a complaint and report back to the Committee.

        Employees are expected to cooperate in the investigation of reported violations. This may include answering questions, providing any evidence that may be in the employee's possession, or other assistance that may be requested.

C. Confidentiality

        To the extent practical and appropriate under the circumstances, to protect the privacy of all persons involved, the identity of anyone who reports a suspected violation or who participates in the investigation will not be disclosed.

        Employees should be aware that the individual or individuals conducting an investigation, and those assisting in the investigation, are obligated to act in the best interests of the Company. They do not act as advisors, personal representatives or lawyers for affected employees.

D. Protection Against Retaliation

        No retaliation in any form shall be taken against an individual who reports a violation of law, even if the report is mistaken, or against those who assists in the investigation of a reported violation. Any actual or attempted retaliation is itself a serious violation of this policy. Acts of retaliation should be reported immediately and will be disciplined appropriately.

EXHIBIT G TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good corporate governance practices, the Board adopted this Code of Ethics for Financial Personnel in October of 2003. The Audit Committee will regularly review this Code of Ethics and recommend changes to the Board of Directors.

A Message to Employees

        Financial integrity is key to the Company's reputation among our investors, customers, business partners, suppliers, regulators, government entities, employees and professional advisors. And it is key to both the maintenance and enhancement of our Company's value. In short, Digimarc's reputation for financial integrity is a critically important company asset.

        A reputation for high financial integrity is not easily attained, but is the product of a long-term commitment to doing the right things, and doing things right. It requires the constant commitment of every employee in the financial area to conduct himself or herself, and to assure that the Company conducts itself, in a way which reinforces rather than detracts from that reputation. Digimarc has a strong culture of honesty, accuracy and compliance, and in implementing processes that help ensure the independence, transparency, and accuracy required of public companies in the 21st Century. We intend to maintain and build upon that legacy.

        This Code of Ethics for Financial Personnel is intended to help you understand and comply with those standards of conduct that are expected of all individuals who manage and affect the finances, books and records, public reporting, and financial transactions of Digimarc Corporation. Read it and keep it handy for future reference.

        The standards of conduct that are implemented by this Code are expressed in various company policies and directives, the most important of which are referenced in this Code. Printed copies of any of the policies and directives are available from the Finance Department, your Human Resources Manager or any Digimarc attorney.

        I appreciate the competence and professionalism of you and the rest of our finance team, and view it as a key element of our continuing success. Together, we will build on our legacy of accuracy, independence, transparency and compliance. Thank you for supporting this policy and our continuing success.

Bruce Davis
Chairman and Chief Executive Officer
Digimarc Corporation

CODE OF ETHICS FOR FINANCIAL PERSONNEL OF
DIGIMARC CORPORATION

        The Board of Directors' primary responsibility is to provide effective governance over the affairs of Digimarc Corporation ("Digimarc", "Corporation" or "Company"). In furtherance of this responsibility, the Board has adopted the following Code of Ethics for Financial Personnel (the "Code of Ethics") for all financial employees of Digimarc. This Code of Ethics and its policies apply worldwide to all operations and employees of the company who manage and affect the Company's finances, books and records, public reporting, and financial transactions of Digimarc Corporation.

        For purposes of clarity, the "Company" includes Digimarc Corporation and its domestic and foreign subsidiaries. "Employee" and "financial professional" includes all employees who work in the finance area; every officer, director or employee of the company who performs or influences financial transactions and reporting on behalf of the Company; and their immediate family members. "Immediate family members" include a spouse (or life partner) and the children of an employee, and any relative (by blood or marriage) of the employee or spouse (or life partner) residing within the same household as the employee.

I.    INTRODUCTION

        This Code of Ethics provides the framework for the conduct of all financial personnel of Digimarc. It is the personal responsibility of each employee of the Company to adhere to the standards and restrictions, whether imposed by law or this Code, applicable to his or her assigned financial duties and responsibilities, and to conduct himself or herself accordingly. Such standards and restrictions require each employee to avoid any activities that would involve the Company in any practice that is not in compliance with this Code. Any employee who does not adhere to such standards and restrictions is acting outside the scope of his or her employment.

II.    MISSION

        Digimarc aspires to high standards of ethical conduct. This includes doing what we say, reporting results with accuracy and transparency, and maintaining compliance with all laws, rules and regulations that govern the Corporation's businesses. Beyond legal compliance, all Digimarc financial personnel are expected to observe high standards of business and personal ethics in the discharge of their assigned duties and responsibilities. This requires honesty and integrity in every aspect of dealing with other Company employees, the public, the business community, stockholders, customers, suppliers, and governmental and regulatory authorities. No employee should be misguided by any sense of loyalty to the Company or a desire for profitability that might cause him or her to disobey any applicable law or Company policy.

III.    PURPOSE

        In its continuing efforts to increase investor confidence in public companies and to improve the standards of corporate responsibility and corporate governance, the SEC has issued rules relating to codes of ethics and standards of conduct, and requiring companies to disclose whether or not they have adopted such codes, and if not, why not. The purpose of this Code is to create a series of business standards that are reasonably designed to deter wrongdoing and that promote:

  •
  Honest and ethical conduct, including the ethical handling of the finances and financial transactions of Digimarc, and actual and apparent conflicts of interest between personal and professional relationships;

  •
  Recording and maintenance of full, fair, accurate, timely and complete business and financial records for the Company;

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  Preparation of full, fair, accurate, timely, complete and understandable disclosures in reports and documents that Digimarc files with, or submits to, the SEC, and other public communications made by the company;

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  Compliance with applicable laws, rules, regulations, or other legal authorities;

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  The prompt internal reporting to an appropriate person or persons, identified in the Code, of violations of the Code's provisions; and

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  Accountability for adherence to Digimarc's Codes regarding ethics and the conduct of its financial transactions.

        Digimarc has adopted contemporaneous with the adoption of this Code a "Code of Business Conduct" and a "Code of Professional Conduct for Legal Personnel". Those Codes supplement the provisions of this Code for all individual to whom those Codes apply. In particular, financial personnel should review those Code provisions for information regarding conflicts of interest, protection of confidential information, processes for internal reporting of violations (whistle-blower provisions), adherence to internal controls and disclosure controls, document retention, insider trading, consequences of noncompliance, and similar provisions.

IV.    CORPORATE BOOKS AND RECORDS

        The Company relies on its business records for making business decisions, for making representations to the government, investors and media concerning the company, and for asserting its legal rights. It is critical that these records be accurate and complete and that they be maintained and disposed of in accordance with applicable professional standards and company data and record retention policies. It is your responsibility to see that any company records generated by you satisfy this standard and any records in your custody or control are maintained strictly in accordance with published company document retention policies.

        Applicable laws and Company policy require the Company to keep books and records that accurately and fairly reflect its transactions and the dispositions of its assets. Failure to meet such requirements may constitute a violation of law. The following guiding principles apply to assist in the implementation of these requirements:

  •
  Employees must ensure that all Company documents are completed accurately, truthfully, in a timely manner and properly authorized.

  •
  Financial activities and transactions must be recorded in compliance with all applicable laws and accounting practices and in accordance with generally accepted accounting principles, designated by the Company and applicable law. The making or false or misleading entries, records, or documentation is strictly prohibited.

  •
  Employees may never create false or misleading reports under the Company's name. In addition, no payments or established accounts shall be used for any purpose other than as described by their support documentation. No undisclosed funds or assets may be established or maintained.

  •
  No employee may take any action to defraud, influence, coerce, manipulate, or mislead any other officer, director or employee, or an outside auditor or lawyer for the Company, for the purpose of rendering the books, records or financial statements of the Company incorrect or misleading.

  •
  Errors or possible errors or misstatements in the Company's books and records shall be brought to the attention of the Chief Financial Officer and the Chief Legal Officer promptly upon discovery thereof.

  •
  All employees are expected to fully cooperate with the Company's outside auditors.

  •
  The Company seeks to fully comply with all laws and regulations relating to the retention and preservation of all records. Under no circumstances shall Company records be destroyed selectively or maintained outside Company premises or designated storage facilities.

V.    INTERNAL ACCOUNTING CONTROLS AND PROCEDURES

        The Company maintains a system of internal accounting controls designed to ensure the reliability, adequacy, and integrity of its financial books and records and financial statements. To satisfy these requirements, the Company has adopted policies to ensure that only proper transactions are entered into by the Company, that such transactions have proper management approval, that such transactions are properly accounted for in the books and records of the Company, and that the reports and financial statements of the Company fairly and accurately reflect such transactions. The Company also has adopted a system of disclosure controls to assure that all important information regarding the business and prospects of the Company is gathered and reported in accordance with applicable law. Both corporate management and outside auditors must certify the adequacy of internal accounting controls and procedures.

        All employees having any responsibility for such functions must be familiar with the Company's policies, accounting controls, and procedures, and Company books and records must comply with their requirements. The following guiding principles apply to assist in the implementation of these requirements:

  •
  Each employee shall strictly adhere to the system of internal accounting controls and disclosure controls, including all of the internal reporting responsibilities assigned to him or her by the Company.

  •
  Each employee shall promptly report to his or her supervisor, in accordance with Company policy, any significant event or occurrence (whether positive or negative) that arises in the course of the employee's duties and responsibilities, including those that affect the Company and its business associates, competitors, or industries (general economic conditions need not be reported).

  •
  Each employee must be candid in discussing matters concerning internal controls and business disclosures with the Company's management, outside auditors, and outside counsel.

  •
  Employees shall promptly report to the Chief Financial Officer and the Chief Legal Officer any actual or suspected breaches or violations of the Company's internal controls, or any actual or suspected fraudulent or questionable activities, that come to their attention.

        The Company will continuously evaluate its internal accounting controls, procedures, and records to ensure compliance with the requirements imposed by law and this Code. Such evaluation will be documented in a form suitable for inspection by outside parties, such as regulatory authorities, if the need arises. The Company will take action to remedy any deficiency in internal accounting controls, procedures, and records to ensure continuing compliance with the requirements imposed by law and this Code.

VI.    PERIODIC REPORTING TO THE SEC

        The Company's senior financial officers, including, but not limited to, its Chief Financial Officer, Vice President of Finance, Controller, and principal accounting officer, are responsible for disclosing all information that must be disclosed in any periodic report required by securities laws, rules, and regulations, such as Forms 10-Q, 10-K, and 8-K. At all times, such disclosures shall be full, fair, accurate, timely, and understandable.

        The Company's Chief Executive Officer and Chief Financial Officer must personally make certain representations in accordance with securities laws, rules, and regulations relating to the Company's quarterly and annual reports. These obligations are set forth in the Company's SEC Compliance Policy. In order to assist the Chief Executive Officer and Chief Financial Officer in compliance with their obligations, each Company employee who is the head of a department or operating unit (a "department head") must personally attest each quarter that the financial report or records relating to his or her area are accurate and fair, and that they properly reflect the Company's business transactions and financial position. Specifically, each department head must certify the following:

  1.
  That the department head has reviewed the department's financial report;

  2.
  That, based on the department head's knowledge, the department's financial report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein (in light of the circumstances under which the statements were made) not misleading; and

  3.
  That, based on the department head's knowledge, the financial report fairly presents in all material respects the financial condition and results of operations of the department for the period in question.

        In addition, each department head must disclose to the Chief Financial Officer whether the department or operating unit has changed its internal controls relating to financial reporting or whether any significant deficiencies in the design or operation of such internal controls could adversely affect the Company's ability to timely record, process, summarize, and report financial information for the department or operating unit. Each department head also must disclose to the Chief Financial Officer and to the Chief Legal Officer any fraud, loyalty, ethics, or business conduct concern, whether or not material, that involves any Company employees or agents.

VII.    IMPROPER INFLUENCE ON THE CONDUCT OF AUDITS

        The Company prohibits its employees from taking any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading. It is important that Digimarc personnel act in a manner that maintains and enhances the credibility of its financial reports and its financial integrity. To help ensure compliance with this policy, no officer, director or financial professional, or person acting under the direction or control of such a person, shall take any of the following actions: (1) offering or paying bribes or other financial incentives, including the offering of future employment or contracts for non-audit services; (2) providing an auditor with an inaccurate or misleading accounting, legal or factual analysis; (3) threatening to cancel or canceling existing non-audit or audit engagements if the auditor objects to the Company's accounting; (4) seeking to have a partner removed from the audit engagement because the partner objects to the Company's accounting; or (5) blackmailing or making physical threats.

        Moreover, no officer, director or financial professional, or person acting under the direction or control of such a person, shall take any action that would improperly influencing an accounting firm's audit or review of the Company's financial statements, such as having the audit firm: (1) issue an unwarranted report on the financial statements, including suggesting or acquiescing in the use of inappropriate accounting treatments or not proposing adjustments required for the financial statements to conform with GAAP; (2) not perform an audit or review procedure that, if performed, might divulge material errors or misstatements in the financial statements; (3) not withdraw a previously issued audit report when required by generally accepted accounting standards; and (4) not communicate appropriate matters to the Audit Committee.

VIII.    FRAUD, THEFT AND MISAPPROPRIATION

        The Company prohibits all forms of fraud, theft and misappropriation. Theft and misappropriation involve the wrongful taking of property that belongs to the Company or is within the control of the Company for the benefit of others. As used in this Code, fraud, theft and misappropriation includes, but is not limited to, the following: (1) dishonest or fraudulent acts; (2) defalcation; (3) embezzlement; (4) forgery or alteration of negotiable instruments such as Company checks and drafts; (5) misappropriation of Company, employee, customer, partner, or supplier assets, including any violations of the Company's Corporate Opportunity Policy; (6) conversion to personal use of cash, securities, supplies, or any other Company asset; (7) unauthorized handling or reporting of Company transactions; and (8) falsification of Company records or financial statements for personal or other reasons. In addition, the Company prohibits its employees from destroying, altering, or falsifying

Company records when such acts are intended to impede or obstruct the investigation of any governmental or regulatory entity.

        The responsibility for detecting fraud, theft and misappropriation in the Company is that of management. The Chief Financial Officer bears the primary responsibility. Situations involving suspected fraud, theft and misappropriation shall be reported to the Chief Financial Officer or the Chief Legal Officer. All fraud investigations will be conducted under the authorization and direction of the Legal Department or outside counsel.

IX.    DELEGATION OF AUTHORITY

        No employee of the Company shall delegate substantial discretionary authority to any individual who such employee knows, or through the exercise of due diligence should know, has a propensity to engage in illegal activities. For this purpose, persons with "substantial discretionary authority" include: (a) high level personnel, such as officers and directors; (b) individuals who exercise substantial supervisory authority, such as a senior manager or site manager; (c) any other individuals who, although not a part of the Company's management, nevertheless exercise substantial discretion when acting within the scope of their authority (for example, an individual with authority to negotiate or set price levels or an individual authorized to negotiate or approve significant contracts).

X.    COMPLIANCE WITH OTHER APPLICABLE LAWS

        There are numerous other federal, state, local and international laws and regulations that affect specific financial and reporting activities of the company. Examples of these would be laws relating to the auditor independence and selection, the operation of the Audit Committee, prohibited and non-audit services, whistleblower protections, use of pro forma financial materials, off balance sheet activities, taxes, licensing and qualification to do business, and securities reporting. Questions regarding these subjects or any other laws or regulations should be directed to the Finance or Legal Department.

XI.    YOUR ROLE

        You have a personal responsibility to observe both the letter and the spirit of Digimarc's Code of Ethics for Financial Personnel. Please keep this booklet handy as a ready reference to your obligations. If at any time you are uncertain what the standards of conduct require of you in a particular situation, seek guidance from your supervisor, the Chief Financial Officer, a company attorney, or call the Digimarc Hot Line (see telephone numbers below).

        Your responsibility includes reporting observed or suspected violations of ethics and these standards of conduct to your supervisor, the CEO, the CLO, or a company attorney. If you do not wish to report the matter to your supervisor or the designated individuals, or if you wish the source of the report to remain confidential, you may also report such observed or suspected violations directly to the Audit Committee or by calling the Digimarc Hot Line. Procedures for reporting observed and suspected violations are set forth at the end of this Code.

        It is also important that you encourage other employees to perform their responsibilities under these ethics rules and standards of conduct. Full compliance by all employees is important to safeguard Digimarc's good reputation and continued economic viability.

Digimarc Hot Line Available for All Employees

        To get answers to questions about your responsibilities under Digimarc's Code of Ethics, discuss your concerns regarding potential misconduct, or to report possible violations of the standards of conduct or other company policy:

        Company Staff and Employees Call:

    The domestic number: 1-866-384-4277 (including from Canada and Mexico).
    The international number: 1-866-737-6850 (from all other locations).

        We will also add Ethicspoint to our website, to allow easy access and confidential reporting over the web. In the mean time, you can access the service by going to: http://www.ethicspoint.com/en/default.asp

        Hot Lines will be staffed 24 hours a day, seven days a week (and the web also can be used at any time).

XII.    RETALIATION PROHIBITED

        The Company prohibits its employees from retaliating or taking adverse action in any manner against any person who raises or helps resolve a fraud, loyalty, ethics, or business conduct concern.

XIII.    DISCIPLINARY PROCEDURES

        The Company shall consistently enforce this Code through appropriate means of discipline, pursuant to procedures adopted by the Board of Directors or the Audit Committee thereof. Based on these procedures, it shall be determined whether violations of this Code have occurred and, if so, what disciplinary measures will be taken against any employee of the Company who has so violated this Code.

        The disciplinary measures, which may be invoked at the discretion of the Board of Directors or the Audit Committee thereof, include, but are not limited to, counseling, warnings, oral or written reprimands, probation, reductions in compensation or suspension without pay, demotions, suspension, termination of employment, and restitution.

        Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as: (a) persons who fail to use reasonable care to detect a violation; (b) persons who, if requested to divulge information, withhold material information regarding a violation; and (c) supervisors who approve or condone the violations or attempts to retaliate against employees for reporting violations or violators.

XIV.    WAIVERS

        For directors and executive officers, any waiver of this Code of Ethics must be approved by the Board of Directors, or by the Audit Committee. In the case of waivers for such senior personnel, the Company must disclose the name of the person to whom the waiver was granted and the date of the waiver. The Company must also make required disclosures on a Form 8-K within two business days after the waiver, and post the waiver disclosures on the Company Web site.

        Any waiver of this Code of Ethics for other Digimarc personnel must be approved by the Chief Executive Officer and the Chief Legal Officer. Such waivers generally do not require disclosures, but appropriate information about the issuance and reasons for the waiver will be maintained.

XV.    PUBLICATION AND AMENDMENT

        As required by law, Digimarc will file a copy of this Code of Ethics for Financial Professionals as an exhibit to our annual report filed with the SEC. Moreover, Digimarc will publicly disclose whether we have made any changes to, or granted a waiver from, this Code for all situations in which such disclosure is required by applicable law.

XVI.    CONDITION OF EMPLOYMENT OR SERVICE

        Compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination for employment. This Code is not an employment contract nor is it intended to be an all-encompassing policy statement on the part of the Company. The Company reserves the right to provide the final interpretation of the policies it contains and to revise those policies as deemed necessary and appropriate.

XVIII.    RECEIPT AND CERTIFICATION

RECEIPT AND ACKNOWLEDGEMENT

        I acknowledge that I have read this Code of Ethics for Financial Professionals, a copy of which has been supplied to me and which I will retain for future reference, and agree to comply in all respects with the terms and provisions thereof. I also acknowledge that this Code of Ethics for Financial Professionals may be modified or supplemented from time to time, and I agree to comply with these modification and supplements as well. I also acknowledge that compliance with this Code of Ethics shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination for employment.

Signature:

Print Name:

Date:                             , 200

PROCEDURES FOR REPORTING SUSPECTED NONCOMPLIANCE
BY EMPLOYEES OF DIGIMARC CORPORATION

I. Reporting Suspected Non-Compliance

        As part of its commitment to ethical and legal conduct, the Company expects its employees to bring to the attention of their supervisor, the Chief Executive Officer, or the Chief Legal Officer information about suspected violations of any applicable law by any employee or agent. Employees are required to come forward with any such information, without regard to the identity or position of the suspected offender.

        Employees are encourages to first report the suspected problem to their supervisor, the toll free hotline, the Chief Executive Officer, or the Chief Legal Officer. However, if one of these individuals is involved in the suspected violation, an employee can report the suspected violation to the Chairman of the Audit Committee (with respect to all matters of financial impropriety) or the Chair of the

Corporate Governance Committee (with respect to other matters). Members of the Legal Department are authorized to report suspected violations directly to the Qualified Legal Compliance Committee.

        The Company will treat the information in a confidential manner (consistent with appropriate evaluation and investigation) and will seek to ensure that no acts of retribution or retaliation will be taken against anyone for making a report.

        Because failure to report criminal activity can itself be understood to condone the suspected violation, we emphasize the importance of reporting. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.

II. Complaint Procedure

A. Notification of Suspected Non-Compliance

        Information about known or suspected violations by any employee or agent should be reported promptly. Whenever practical, an employee should either make the initial report, or follow up on an oral report, in writing. If information is reported to the hotline, the operator will advise of any additional steps that may be required.

        Information reported should include the identification of the individual believed to have committed the suspected violation, a brief description of the suspected violation, the activities or circumstances upon which the belief is made, and any evidence or communications about the suspected violation that is known to the reporting individual.

B. Investigation

        Reports of suspected violations will be referred to the appropriate division of the Company or to an outside entity for an investigation. Based on the nature of the suspected violation and the issue raised, such an investigation could be conducted by the Legal Department, by another division of the company (such as Human Resources), or by outside entities (such as legal counsel or professional consultants).

        The Audit Committee, Corporate Governance Committee and Qualified Legal Compliance Committee of the Board of Directors are all authorized to conduct investigations. They may do so directly, through outside entities, or may direct management to investigate a complaint and report back to the Committee.

        Employees are expected to cooperate in the investigation of reported violations. This may include answering questions, providing any evidence that may be in the employee's possession, or other assistance that may be requested.

C. Confidentiality

        To the extent practical and appropriate under the circumstances, to protect the privacy of all persons involved, the identity of anyone who reports a suspected violation or who participates in the investigation will not be disclosed.

        Employees should be aware that the individual or individuals conducting an investigation, and those assisting in the investigation, are obligated to act in the best interests of the Company. They do not act as advisors, personal representatives or lawyers for affected employees.

D. Protection Against Retaliation

        No retaliation in any form shall be taken against an individual who reports a violation of law, even if the report is mistaken, or against those who assists in the investigation of a reported violation. Any actual or attempted retaliation is itself a serious violation of this policy. Acts of retaliation should be reported immediately and will be disciplined appropriately.

EXHIBIT H TO PROXY STATEMENT

        As part of the commitment of the Company and the Board of Directors to good corporate governance practices, the Board adopted these Standards of Professional Conduct for Legal Personnel in October of 2003. The Corporate Governance Committee will regularly review these Standards of Professional Conduct and recommend changes to the Board of Directors.

A Message to Legal Personnel

        Pursuant to the Sarbanes-Oxley Act of 2002, the SEC adopted Part 205, an extensive set of rules that impose new obligations on attorneys (both in-house attorneys and outside counsel) who work with public companies, especially the chief legal officers of those companies. Effective August 5, 2003, the SEC placed upon attorneys who become aware of "evidence of a material violation" an obligation to report the evidence "up the ladder" to the chief legal officer and (under certain circumstances) the board of directors or its Qualified Legal Compliance Committee.

        For chief legal officers who receive a report of a potential material violation, Part 205 imposes an obligation to investigate and take steps reasonably intended to cause the company to take timely and appropriate action. The chief legal officer must also report back to the reporting attorney or the Board level committees. Part 205 also requires supervisory attorneys to ensure that subordinate attorneys comply with the law. Accordingly, as a public company, Digimarc has adopted these procedures for the implementation of Part 205.

        These Standards of Professional Conduct for Legal Personnel are intended to help you understand and comply with the standards of conduct that are expected of all individuals who manage and perform legal services for or on behalf of Digimarc Corporation. Read these standards and keep them handy for future reference.

        The standards of conduct that are implemented herein are expressed in various company policies and directives. Printed copies of any of the policies and directives are available from your Human Resources Manager or any Digimarc attorney.

        I appreciate the competence and professionalism of our legal team, and the strong dedication to the tradition of compliance and ethical conduct that our legal team represents. Thank you for supporting this policy and our continuing success.

Bruce Davis
Chairman and Chief Executive Officer
Digimarc Corporation

STANDARDS OF PROFESSIONAL CONDUCT FOR LEGAL PERSONNEL

        The Board of Directors' primary responsibility is to provide effective governance over the affairs of Digimarc Corporation ("Digimarc", "Corporation" or "Company"). In furtherance of this responsibility, the Board has adopted the following Standards of Professional Conduct for Legal Personnel (the "Standards of Conduct") for all legal employees of Digimarc. These Standards and their policies apply worldwide to all operations and employees of the Company. The "Company" includes Digimarc Corporation and its domestic and foreign subsidiaries; "employee" includes every lawyer who manages or performs legal services for or on behalf of Digimarc.

I.    INTRODUCTION

        These Standards of Conduct provides the framework for the conduct of all legal personnel who perform work for Digimarc. It is the personal responsibility of each employee of the Company to adhere to the standards and restrictions, whether imposed by law or these Standards, applicable to his or her assigned duties and responsibilities, and to conduct himself or herself accordingly. Such standards and restrictions require each employee to avoid any activities that would involve the Company in any practice that is not in compliance with these Standards. Any employee who does not adhere to these standards and restrictions is acting outside the scope of his or her employment or agency.

II.    UP THE LADDER REPORTING

        The SEC has adopted final rules that require attorneys to report evidence of a material violation of law "up the corporate ladder" until the attorney receives an appropriate response.

        Material Violations of Law Required.    Under the rules, an attorney in the representation of a public company must report to specified officers and directors at the Company any evidence that the Company or any of its directors, officers, employees or agents has committed, is committing, or is about to commit a material violation of federal or state securities laws, a material breach of fiduciary duty under federal or state law, or a similar material violation of federal or state law. Nonmaterial breaches and violations do not trigger reporting obligations.

        Credible Evidence Triggers Reporting.    The attorney must make the report if he or she becomes aware of credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation has occurred, is occurring, or is about to occur. To be "reasonably likely," a violation must be more than a mere possibility, but need not be "more likely than not." As a result, an attorney may need to report evidence of a material violation even if he or she doubts that a violation has actually occurred. However, an attorney need not report based on gossip, hearsay or innuendo.

        Two Options for Reporting.    The law provides two avenues for a lawyer to report evidence of a material violation. First, the attorney can report up the corporate ladder under Section III. Alternatively, the lawyer can report directly to the Qualified Legal Compliance Committee (QLCC) under Section IV.

        Subordinate Attorneys May Reports to Supervising Attorneys.    A "subordinate" attorney may satisfy his or her reporting obligations under the rules by reporting evidence of a material violation to his or her supervising attorney. The supervisory attorney then must comply with the up-the-ladder reporting requirements described above. The rules define a supervisory attorney as an attorney actually supervising or directing a subordinate attorney (such as the Chief Legal Officer or divisional manager). The law places fewer obligations on an attorney who reports evidence of a material violation to a supervising attorney, rather than directly to the CLO.

III.    PROCEDURES FOR UP THE LADDER REPORTING

        The rules require an attorney to take the following steps to report evidence of a material violation:

1. First Reporting Step

        Under the first option, an attorney must report evidence of a material violation to the Company's Chief Legal Officer, or to both the Company's Chief Legal Officer and Chief Executive Officer. This report shall be made promptly upon learning of the possible violation. The Chief Legal Officer shall promptly initiate a reasonable inquiry into the evidence, take all reasonable steps to cause the company to make an "appropriate response," and advise the reporting attorney of the response. The process should be conducted diligently, and the CLO shall report back to the reporting attorney, the CEO and the QLCC within a reasonable time, based on all of the facts and circumstances

        For purposes of this option, an "appropriate response" is a response that would lead an attorney to reasonably believe that:

  •
  there is no material violation;

  •
  the Company has undertaken appropriate measures to stop, prevent or remedy any potential or actual material violation; or

  •
  the Company has engaged an attorney, with the consent of the Board or a committee thereof, to review the evidence, and the Company has either substantially implemented any remedial recommendations made by the reviewing attorney or received advice that the Company may assert a colorable defense in an investigation or proceeding relating to the reported violation.

        The third form of response identified above will be deemed "appropriate" only if carried out with the consent of the Board of Directors, a committee of independent directors or, as described below, a Qualified Legal Compliance Committee.

2. Second Reporting Step

        If the reporting attorney does not receive an appropriate response within a reasonable period of time, he or she must report the evidence of a material violation "up the ladder" to the Corporate Governance Committee, the Audit Committee, to another committee of independent directors, or to the full Board of Directors.

        Moreover, in some cases, the rules require attorneys to reveal confidential client information to the SEC if reasonably necessary to prevent or rectify a material violation that is likely to cause substantial injury to the company or investors. An attorney should seek guidance prior to revealing confidential information.

IV.    PROCEDURES FOR REPORTING TO THE QUALIFIED LEGAL COMPLIANCE PROCEDURES

        As an alternative to the "up-the-ladder" reporting requirements, the lawyer can report directly to the Qualified Legal Compliance Committee, which is chartered to investigate evidence of material violations. Moreover, the Chief Legal Officer can refer any matter to the QLCC. The QLCC will periodically establish and publish written procedures for the treatment of reports of evidence of material violations, and set forth those procedures in Appendix A hereto.

        An attorney may (but is not required to) report evidence of a material violation directly to the QLCC. After making a report to the QLCC, the attorney has no further obligation under the rules. In particular, the attorney need not assess the company's response to the report. The Chief Legal Officer can also refer a material violation report to the QLCC instead of causing an inquiry into the report provided by an attorney under Section III above.

        The QLCC has authority and responsibility to:

  •
  determine whether an investigation of the report is necessary and, if so, to initiate an investigation by the Chief Legal Counsel or outside counsel;

  •
  recommend that the company implement appropriate remedial measures;

  •
  inform the Chief Legal Officer, Chief Executive Officer, and the Board of Directors of the results of the investigation and the remedial measures required;

  •
  notify the SEC if the company fails to implement the remedial measures, and

  •
  exercise such other powers granted by law or set forth in the committee's charter.

V.    "NOISY WITHDRAWAL" RULE

        SEC rules require a reporting attorney who does not receive an appropriate response from the Company in certain circumstances to withdraw from representing the Company. The rules also require the Company, rather than the attorney, to disclose to the SEC the attorney's withdrawal. Under this provision, a Company that receives notice of an attorney's withdrawal is required to report the withdrawal and the circumstances giving rise to it on Form 8-K within two days after receiving notice of the withdrawal.

        The rule permits, but does not require, an attorney to inform the SEC that the attorney has withdrawn and has provided the Company with notice of such withdrawal, if the Company fails to comply with its disclosure requirements with respect to the withdrawal.

VI.    SANCTIONS; NO PRIVATE RIGHT OF ACTION

        An attorney who violates the rules can be subjected to civil penalties and remedies under the Securities Exchange Act of 1934, including injunctive relief and cease-and-desist orders, and may also be subject to potential discipline under the SEC's rules of practice, including suspension or permanent debarment. Violation of the rules does not create a private right of action against an attorney or the Company.

VII.    COMPLIANCE WITH OTHER APPLICABLE LAWS

        Attorneys must continue to comply with any more rigorous standards under state law. There are numerous other federal, state, local and international laws and regulations that affect specific lawyer duties and reporting obligations. Questions regarding these subjects or any other laws or regulations should be directed to the Chief Legal Officer.

VIII.    YOUR ROLE

        You have a personal responsibility to observe both the letter and the spirit of Digimarc's Standards of Professional Conduct for Legal Personnel. Please keep this booklet handy as a ready reference to your obligations. If at any time you are uncertain what the standards of conduct require of you in a particular situation, seek guidance from your supervisor, the Chief Legal Officer, a company attorney, or call the Digimarc Hot Line (see telephone numbers below).

        Your responsibility includes reporting observed or suspected violations of the standards of conduct or other misconduct up the ladder or to the Qualified Legal Compliance Committee. It is also important that you encourage other employees to perform their responsibilities under the standards of conduct. Full compliance by all employees is important to safeguard Digimarc's good reputation and continued economic viability.

IX.    RETALIATION PROHIBITED

        The Company prohibits its employees from retaliating or taking adverse action in any manner against any person who raises or helps resolve a fraud, loyalty, ethics, legality or business conduct concern.

X.    ENFORCEMENT AND DISCIPLINARY ACTION

        The Company shall consistently enforce these Standards of Professional Conduct for Legal Personnel through appropriate means of discipline. Pursuant to procedures adopted by the Board of Directors or the Corporate Governance Committee thereof, it shall be determined whether violations of these Standards have occurred and, if so, what disciplinary measures will be taken against any employee of the Company who has so violated these Standards.

        The disciplinary measures, which may be invoked at the discretion of the Board of Directors or the Corporate Governance Committee thereof, include, but are not limited to, counseling, warnings, oral or written reprimands, probation, reductions in compensation or suspension without pay, demotions, suspension, termination of employment, and restitution.

        Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as: (a) persons who fail to use reasonable care to detect a violation; (b) persons who, if requested to divulge information, withhold material information regarding a violation; and (c) supervisors who approve or condone the violations or attempts to retaliate against employees for reporting violations or violators.

XI.    PUBLICATION AND AMENDMENT

        If required by law, Digimarc will file a copy of these Standards of Professional Conduct for Legal Personnel as an exhibit to our annual report filed with the SEC. Moreover, Digimarc will publicly disclose whether we have made any changes to, or granted a waiver from, these Standards of Professional Conduct for Legal Personnel for all situations in which such disclosure is required by applicable law.

XVI.    CONDITION OF EMPLOYMENT OR SERVICE

        Compliance with these Standards of Professional Conduct for Legal Personnel shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with these Standards shall constitute grounds for disciplinary action, including termination for employment. These Standards are not an employment contract nor are they intended to be an all-encompassing policy statement on the part of the Company. The Company reserves the right to provide the final interpretation of the policies contained herein and to revise those policies as deemed necessary and appropriate.

XVIII.    RECEIPT AND CERTIFICATION

RECEIPT AND ACKNOWLEDGEMENT

        I acknowledge that I have read these Standards of Professional Conduct for Legal Personnel, a copy of which has been supplied to me and which I will retain for future reference, and agree to comply in all respects with the terms and provisions thereof. I also acknowledge that these Standards of Professional Conduct for Legal Personnel may be modified or supplemented from time to time, and I agree to comply with these modification and supplements as well. I also acknowledge that compliance with these Standards of Professional Conduct for Legal Personnel shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with these Standards of Professional Conduct for Legal Personnel shall constitute grounds for disciplinary action, including termination for employment.

Signature:

Print Name:

Date:                             , 200

PROCEDURES FOR REPORTING SUSPECTED MATERIAL VIOLATIONS
TO THE QUALIFIED LEGAL COMPLIANCE COMMITTEE
OF DIGIMARC CORPORATION

I. Reporting Suspected Material Violations

        As part of its commitment to ethical and legal conduct, the Company expects its lawyers to bring to the attention of their supervisor, the Chief Legal Officer (CLO) or the Qualified Legal Compliance Committee (QLCC) information about suspected material violations of any applicable laws by any employee or agent. Lawyers are required to come forward with any and all such information, without regard to the identity or position of the suspected offender.

        Attorneys are free to use either the "Up the Ladder" reporting option, or to report directly to the QLCC. The CLO is authorized to bring any matter directly to the QLCC, whether discovered directly by him or referred or reported to him by another lawyer. If any attorney believes that a material violation has been committed by the Chief Executive Officer or the Chief Legal Officer, or if the attorney reasonably believes that reporting the violation to the CLO would be futile, then the attorney may bypass the CLO and report the suspected violation to the Chairman of the Audit Committee (with respect to financial matters) or to the Chairman of the QLCC (with respect to all other matters).

        The Company will treat the information in a confidential manner (consistent with appropriate evaluation and investigation requirements) and will seek to ensure that no acts of retribution or retaliation will be taken against anyone for making a report.

        Because failure to report criminal activity can itself be understood to condone the crime, we emphasize the importance of reporting. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.

II. Complaint Procedure

A. Notification of Suspected Non-Compliance

        Information about known or suspected violations by any employee or agent should be reported promptly. Whenever practical, an attorney should either make the initial report, or follow up on an oral report, in writing. The report should be in the form of a memorandum or similar communication.

        Information reported should include the identification of the individual believed to have committed the suspected violation, a brief description of the suspected violation, the activities or circumstances upon which the report is made, and any evidence or communications known to the reporting individual.

        The CLO shall prepare and file with the QLCC a brief record indicating that a report was filed and the response that was provided.

B. Investigation

        Reports of suspected violations will be referred to the CLO or to an outside entity (such as legal counsel or professional consultants) for an investigation. The QLCC is authorized to conduct investigations directly, through outside entities, or through inside or outside counsel. The QLCC will direct the entity chosen to investigate the matter in a prompt, thorough and professional manner and report back to the Committee.

        Employees are expected to cooperate in the investigation of reported violations. This may include answering questions, providing any evidence that may be in the employee's possession, or other assistance that may be requested.

C. Reporting

        Attorneys who are retained or appointed to investigate a report of a material violation, in most instances, will not be required to report to any entity other than the QLCC. Retained outside counsel and in-house counsel alike have no reporting obligations when directed by the QLCC to investigate a material violation. Moreover, both outside and in-house counsel who are directed by the QLCC to defend the Company in an SEC investigation, administrative proceeding or lawsuit are not under any reporting obligation, so long as any defense that is asserted is colorable. This test requires a good faith belief that the asserted defense is viable.

D. Confidentiality

        To the extent practical and appropriate under the circumstances, to protect the privacy of all persons involved, the identity of anyone who reports a suspected violation or who participates in the investigation will not be disclosed.

        Employees should be aware that the individual or individuals conducting an investigation, and those assisting in the investigation, are obligated to act in the best interests of the Company. They do not act as advisors, personal representatives or lawyers for affected employees.

E. Protection Against Retaliation

        No retaliation in any form shall be taken against an individual who reports a violation of law, even if the report is mistaken, or against those who assists in the investigation of a reported violation. Any actual or attempted retaliation is itself a serious violation of this policy. Acts of retaliation should be reported immediately and will be disciplined appropriately.

PROXY
DIGIMARC CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Bruce Davis and E.K. Ranjit, and each of them, his true and lawful attorneys-in-fact and agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digimarc Corporation to be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201 on Thursday, May 6, 2004 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the nominees to the board of directors named in Proposal No. 1 and for the ratification of KPMG LLP as the independent auditors of Digimarc in Proposal No. 2 and as the proxy holder may determine in his discretion with regard to any other matter properly brought before the Annual Meeting.

The Board of Directors recommends a vote FOR the nominees name below, and a vote FOR Proposal 2.

1.	Election of Directors:	Nominees:	(01) Philip J. Monego, Sr. and (02) Peter W. Smith
2.	Proposal to ratify the KPMG LLP as the appointment of independent auditors of Digimarc Corporation for the year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
FOR ALL NOMINEES ☐
☐ For all nominees except as note above
☐ WITHHELD FROM ALL NOMINEES
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.
Signature:	Date:	Signature:	Date:

QuickLinks

DIGIMARC CORPORATION PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS (Proposal No. 1)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
ADDITIONAL MATTERS
DIGIMARC CORPORATION AUDIT COMMITTEE CHARTER
Attachment A AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST
Attachment B AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
EXHIBIT 1 PROHIBITED NON-AUDIT SERVICES
DIGIMARC CORPORATION COMPENSATION COMMITTEE CHARTER
DIGIMARC CORPORATION NOMINATING COMMITTEE CHARTER
Attachment A Policy on Director Nominations, Communications with Shareholders, Attendance at the Annual Meeting, and Provision of Certain Company Information
DIGIMARC CORPORATION CORPORATE GOVERNANCE COMMITTEE CHARTER
Appendix A Activities of a Qualified Legal Compliance Committee
DIGIMARC CORPORATION CORPORATE GOVERNANCE GUIDELINES
Attachment A Policy on Director Nominations, Communications with Shareholders, Attendance at the Annual Meeting, and Provision of Certain Company Information
Attachment B Contact Information and Procedures for Reporting Suspected Noncompliance to Independent or Non-employee Directors or Committee Members
CODE OF BUSINESS CONDUCT FOR ALL EMPLOYEES OF DIGIMARC CORPORATION
Digimarc Hot Line Available for All Employees
RECEIPT AND ACKNOWLEDGEMENT
PROCEDURES FOR REPORTING SUSPECTED NONCOMPLIANCE BY EMPLOYEES OF DIGIMARC CORPORATION
CODE OF ETHICS FOR FINANCIAL PERSONNEL OF DIGIMARC CORPORATION
Digimarc Hot Line Available for All Employees
RECEIPT AND ACKNOWLEDGEMENT
PROCEDURES FOR REPORTING SUSPECTED NONCOMPLIANCE BY EMPLOYEES OF DIGIMARC CORPORATION
STANDARDS OF PROFESSIONAL CONDUCT FOR LEGAL PERSONNEL
RECEIPT AND ACKNOWLEDGEMENT
PROCEDURES FOR REPORTING SUSPECTED MATERIAL VIOLATIONS TO THE QUALIFIED LEGAL COMPLIANCE COMMITTEE OF DIGIMARC CORPORATION